UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tyco International Ltd. Freier Platz 10 CH-8200 Schaffhausen, Switzerland
Tele: +41 52 633 02 44 Fax: +41 52 633 02 99

January 22, 2013

Dear Shareholder,

        You are cordially invited to attend the 2013 Annual General Meeting of Shareholders of Tyco International Ltd., which will be held on March 6, 2013 at 3:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual General Meeting and Proxy Statement. We hope you are planning to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your common shares be represented at the meeting. Accordingly, we ask that you please complete, sign, date and return the enclosed proxy card or cast your vote electronically at your earliest convenience.

        On behalf of the Board of Directors, I extend our appreciation for your continued support.

Yours sincerely,

Edward D. Breen Chairman of the Board of Directors

Tyco International Ltd.
Freier Platz 10, CH-8200 Schaffhausen, Switzerland

2013 Proxy Statement

TYCO INTERNATIONAL LTD.

NOTICE OF 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 6, 2013

        NOTICE IS HEREBY GIVEN that the 2013 Annual General Meeting of Shareholders of Tyco International Ltd. will be held on March 6, 2013 at 3:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland for the following purposes:

  1.
  To approve the annual report, the parent company financial statements of Tyco International Ltd. and the consolidated financial statements for the fiscal year ended September 28, 2012;

  2.
  To discharge the Board of Directors from liability for the financial year ended September 28, 2012;

  3.
  To elect the Board of Directors;

  4.
  To elect auditors as follows:

  4.a
  to elect Deloitte AG (Zürich) as statutory auditors until our next annual general meeting;

  4.b
  to ratify appointment of Deloitte & Touche LLP as independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 27, 2013;

  4.c
  to elect PricewaterhouseCoopers AG (Zürich) as special auditors until our next annual general meeting;

  5.
  To approve the following:

  5.a
  the allocation of fiscal year 2012 results;

  5.b
  the payment of ordinary cash dividends in the amount of $0.64 per share out of Tyco's capital contribution reserve in its statutory accounts.

  6.
  To consider a non-binding advisory (consultative) vote to approve executive compensation;

  7.
  To amend our articles of association in order to renew the authorized share capital available for new issuance; and

  8.
  To approve a reduction in the registered share capital.

        The meeting will also consider and act on such other business as may properly come before the meeting or any adjournment thereof.

        This Notice of Annual General Meeting and Proxy Statement and the enclosed proxy card are first being sent on or about January 22, 2013 to each holder of record of Tyco common shares at the close of business on January 7, 2013. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card to ensure that your common shares are represented at the meeting. Tyco shareholders of record who attend the meeting may vote their common shares personally, even though they have sent in proxies.

By Order of the Board of Directors,
Judith A. Reinsdorf Executive Vice President and General Counsel

January 22, 2013

2013 Proxy Statement

2013 Proxy Statement            i

INFORMATION ABOUT THIS PROXY STATEMENT AND
THE ANNUAL GENERAL MEETING

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?

        Tyco has sent this Notice of Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card, because Tyco's Board of Directors is soliciting your proxy to vote at the Annual General Meeting on March 6, 2013. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Tyco. Tyco's 2012 Annual Report on Form 10-K, which includes Tyco's parent company financial statements and consolidated financial statements for the fiscal year ended September 28, 2012 (the "Annual Report"), is enclosed with these materials.

        Tyco has made these materials available to each person who is registered as a holder of its common shares in its register of shareholders (such owners are often referred to as "holders of record" or "registered shareholders") as of the close of business on January 7, 2013, the record date for the Annual General Meeting. Any Tyco shareholder as of the record date who does not receive Notice of the Annual General Meeting and Proxy Statement, together with the enclosed proxy card or voting instruction card and the Annual Report, may obtain a copy at the Annual General Meeting or by contacting Tyco at +41 52 633 02 44.

        Tyco has requested that banks, brokerage firms and other nominees who hold Tyco common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on January 7, 2013 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders. Tyco has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

        Finally, Tyco has provided for these materials to be sent to persons who have interests in Tyco common shares through participation in Tyco's retirement savings plans. These individuals are not eligible to vote directly at the Annual General Meeting. They may, however, instruct the trustees of these plans how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans.

Who is entitled to vote?

        January 7, 2013 is the record date for the Annual General Meeting. On January 7, 2013, there were 465,772,041 common shares outstanding and entitled to vote at the Annual General Meeting. Shareholders registered in our share register with voting rights at the close of business on January 7, 2013 are entitled to vote at the Annual General Meeting, except as provided below. A shareholder who purchases shares from a registered holder after January 7, 2013, but before March 1, 2013, and who wishes to vote his or her shares at the Annual General Meeting must (i) ask to be registered as a shareholder with respect to such shares in our share register prior to March 1, 2013 and (ii) obtain a proxy from the registered voting rights record holder of those shares as of the record date. If you are a record holder of our common shares (as opposed to a beneficial shareholder) on the record date but sell your shares prior to the Annual General Meeting, you will not be entitled to vote those shares at the Annual General Meeting.

How many votes do I have?

        Every holder of a common share on the record date will be entitled to one vote per share for each Director to be elected at the Annual General Meeting and to one vote per share on each other matter presented at the Annual General Meeting. However, if you own "Controlled Shares" representing voting power of 15% or more, your ability to vote shares exceeding 15% of the voting power is limited.

2013 Proxy Statement            1

Controlled Shares is defined in Article 8 of our Articles of Association and generally refers to shares held directly, indirectly, formally, constructively or beneficially by any individual or entity, or any individuals or entities acting together as a group, subject to certain limitations.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

        Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

        If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the Company officers named in the proxy card or to the independent proxy (see "How Do I Appoint and Vote via an Independent Proxy?" below) named in the proxy card, or to grant a written proxy to any person (who does not need to be a shareholder), or to vote in person at the Annual General Meeting. We have enclosed a proxy card for you to use in which you can elect to appoint Company officers or the independent proxy as your proxy.

Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading "How do I attend the Annual General Meeting?" and "How do I vote?" Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.

How do I vote?

        You can vote in the following ways:

  •
  By Mail:  If you are a holder of record, you can vote by marking, dating and signing the appropriate proxy card and returning it by mail in the enclosed postage-paid envelope. If you beneficially own your common shares, you can vote by following the instructions on your voting instruction card.

  •
  By Internet or Telephone:  you can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card, voting instruction card or in the Notice of internet availability of proxy materials previously sent to you. You can vote using a touchtone telephone by calling 1-800-690-6903.

  •
  At the Annual General Meeting:  If you are planning to attend the Annual General Meeting and wish to vote your common shares in person, we will give you a ballot at the meeting. Shareholders who own their common shares in street name are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares.

2            2013 Proxy Statement

        Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your common shares by proxy. Telephone and Internet voting facilities for stockholders will be available 24 hours a day and will close at 11:59 p.m. EST on March 5, 2013.

How do I vote by proxy given to a company officer?

        If you properly fill in your proxy card appointing an officer of the Company as your proxy and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors "FOR" each of the agenda items listed above. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is presented to the Annual General Meeting, the Company officer acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement.

        Whether or not you plan to attend the Annual General Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual General Meeting. You must return your proxy cards by the times and dates set forth below under "Returning Your Proxy Card" in order for your vote to be counted.

How do I appoint and vote via an independent proxy?

        If you are a shareholder of record as of the record date, you may authorize the independent proxy, Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zürich, Fax +41 58 258 1099, with full rights of substitution, to vote your common shares on your behalf by checking the appropriate box on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the notice of meeting.

        If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to those agenda items set forth in the notice of meeting are being put forth before the Annual General Meeting, the independent proxy will, in the absence of other specific instructions, vote in accordance with the recommendations of the Board of Directors.

        Whether or not you plan to attend the Annual General Meeting, we urge you to submit your proxy. Returning the proxy card or submitting your vote electronically will not affect your right to attend the Annual General Meeting. You must return your proxy cards by the times and dates set forth below under "Returning Your Proxy Card" in order for your vote to be counted.

How do I attend the Annual General Meeting?

        All shareholders are invited to attend and vote at the Annual General Meeting. For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card and a form of photo identification to the Registered Shareholders check-in area, where their ownership will be verified. Those who beneficially own shares should come to the beneficial owners check-in area. To be admitted, beneficial owners must bring account statements or letters from their banks or brokers showing that they own Tyco common shares as of January 7, 2013 along with a form of photo identification. Registration will begin at 2:00 p.m. Central European Time and the Annual General Meeting will begin at 3:00 p.m. Central European Time.

2013 Proxy Statement            3

What if I return my proxy or voting instruction card but do not mark it to show how I am voting?

        Your common shares will be voted according to the instructions you have indicated on your proxy or voting instruction card. If you sign and return your proxy card or voting instruction card but do not indicate instructions for voting, your common shares will be voted: "FOR" the election of all nominees to the Board of Directors named on the proxy card; and "FOR" all remaining proposals. For any other matter which may properly come before the Annual General Meeting, and any adjournment or postponement thereof, proxies with blank voting instructions will be voted in accordance with the recommendation of the Board of Directors.

May I change or revoke my vote after I return my proxy or voting instruction card?

        You may change your vote before it is exercised by:

  •
  Notifying our Secretary in writing before the Annual General Meeting that you are revoking your proxy or, if you beneficially own your common shares, follow the instructions on the voting instruction card;

  •
  Submitting another proxy card (or voting instruction card if you beneficially own your common shares) with a later date;

  •
  If you are a holder of record, or a beneficial owner with a proxy from the holder of record, voting in person at the Annual General Meeting; or

  •
  If you voted by telephone or the Internet, submitting subsequent voting instructions through the telephone or Internet. If you have granted your proxy to the independent proxy and wish to revoke or change the proxy, you should send a revocation letter, and new proxy, if applicable, directly to the independent proxy, Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021 Zürich, Fax +41 58 258 1099.

What does it mean if I receive more than one proxy or voting instruction card?

        It means you have multiple accounts at the transfer agent and/or with banks and stockbrokers. Please vote all of your common shares. Beneficial owners sharing an address who are receiving multiple copies of the proxy materials and Annual Report will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of Tyco's common shares, your broker, bank or other nominee may deliver only one copy of the Proxy Statement and Annual Report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Tyco will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate written copy of the Proxy Statement and Annual Report, now or in the future, should submit their request to Tyco by telephone at +41 52 633 02 44 or by submitting a written request to Tyco Shareholder Services, Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

What proposals are being presented at the Annual General Meeting and what vote is required to approve each proposal?

        Tyco intends to present proposals numbered one through eight for shareholder consideration and voting at the Annual General Meeting. These proposals are for:

1.
Approval of the Annual Report, including Tyco's financial statements.

  The approval of each of the annual report, parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 28, 2012

4            2013 Proxy Statement

  requires the affirmative vote of a relative majority of the votes cast (in person or by proxy) at the Annual General Meeting.

2.
Discharge of the Board of Directors from liability for the financial year ended September 28, 2012.

  The discharge of the Board of Directors requires the affirmative vote of a relative majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting the votes of any member of the Company's Board of Directors or any executive officer of the Company or any votes represented by the Company.

3.
Election of the Board of Directors.

  The election of each director nominee requires the affirmative vote of an absolute majority (or in the event of a contested election, a plurality) of the votes cast (in person or by proxy) at the Annual General Meeting.

4.
Election and ratification of auditors.

  Each of the election of Deloitte AG (Zürich) as our statutory auditor, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and the election of PricewaterhouseCoopers AG, Zürich as our special auditing firm requires the affirmative vote of an absolute majority of the votes cast at the Annual General Meeting.

5.
The allocation of fiscal year 2012 results and the approval of an ordinary dividend out of the Company's capital contribution reserve.

  The allocation of fiscal year 2012 results and the approval of an ordinary dividend require the affirmative vote of a relative majority of the votes cast (in person or by proxy) at the Annual General Meeting.

6.
Non-binding advisory (consultative) vote to approve executive compensation.

  The advisory (consultative) vote on executive compensation is non-binding, meaning that our Board of Directors will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a relative majority of the votes cast (in person or by proxy) at the Annual General Meeting.

7.
To amend our articles of association in order to renew the authorized share capital available for new issuance.

  Amendments to Article 4 paragraph 1 of our Articles of Association (to re-authorize the issuance of share capital for new issuance) require the affirmative vote of two-thirds of the votes represented (in person or by proxy) at the Annual General Meeting.

8.
To approve a reduction in registered share capital

  The reduction of the Company's registered share capital requires the affirmative vote of a relative majority of the votes cast (in person or by proxy) at the Annual General Meeting.

What constitutes a quorum?

        Our Articles of Association provide that all resolutions and elections made at a shareholders' meeting require the presence, in person or by proxy, of a majority of all shares entitled to vote, with abstentions, broker non-votes, blank or invalid ballots regarded as present for purposes of establishing the quorum.

What is the effect of broker non-votes and abstentions?

        A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular

2013 Proxy Statement            5

item and has not received instructions from the beneficial owner. Although brokers have discretionary power to vote your shares with respect to "routine" matters, they do not have discretionary power to vote your shares on "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following proposals will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these proposals unless the broker receives appropriate instructions from you: Proposal No. 3 (Election of Directors) and Proposal No. 6 (Advisory (Consultative) Vote on Executive Compensation).

        Common shares owned by shareholders electing to abstain from voting or submitting blank votes with respect to the election of directors will be regarded as present at the meeting and counted in the determination of the absolute majority required to approve the election of directors and to approve the election and ratification of our auditors. They will also be regarded as present and counted for purposes of establishing the two-thirds majority required for Proposal No. 7 (renewal of authorized share capital). Therefore, abstentions and blank votes will have the effect of an "AGAINST" vote on such agenda items. Pursuant to our Articles of Association, abstentions, broker non-votes, blank and invalid votes are disregarded for purposes of determining the majority for agenda items requiring the approval of a relative majority of votes cast.

How will voting on any other business be conducted?

        Other than matters incidental to the conduct of the Annual General Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion and such proxy holders will vote in accordance with the recommendations of the Board of Directors.

Who will count the votes?

        Broadridge Financial Solutions will act as the inspector of election and will tabulate the votes.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 6, 2012:

        Our proxy statement for the 2013 Annual General Meeting, form of proxy card and 2012 Annual Report are available at www.proxyvote.com.

        As permitted by U.S. Securities and Exchange Commission rules, Tyco is making this Proxy Statement and its Annual Report available to its stockholders electronically via the Internet. On January 22, 2013, we mailed to our stockholders a Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

Returning Your Proxy Card to the Company

        Tyco shareholders should complete and return the proxy card as soon as possible. In order to assure that your proxy is received in time to be voted at the meeting, the proxy card must be

6            2013 Proxy Statement

completed in accordance with the instructions on it and received at one of the addresses set forth below by the times (being local times) and dates specified:

Switzerland:	United States:
By 5:00 p.m. on March 5, 2013 by hand or mail at:	By 5:00 p.m. on March 5, 2013 by mail at:
Tyco International Ltd. Freier Platz 10, CH-8200 Schaffhausen, Switzerland	Tyco International Ltd. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

        If your common shares are held in street name, you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Tyco common shares on your behalf.

Returning Your Proxy Card to the Independent Proxy

        Tyco shareholders wishing to instruct the independent proxy should complete the proxy card as soon as possible and check the appropriate box to appoint the independent proxy. In order to assure that your proxy is received in time to be voted at the meeting by the independent proxy, the proxy card must be completed in accordance with the instructions on it and received at the address set forth below by the time (being local time) and date specified:

By 11:00 a.m. on March 5, 2013, by hand or mail at:

Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law,
Bahnhofstrasse 70, P.O. Box 1130, CH-8021
Zürich, Switzerland
Fax +41 58 258 1099

Organizational Matters Required by Swiss Law

Admission to the Annual General Meeting

        Shareholders who are registered in the share register on January 7, 2013 will receive the proxy statement and proxy cards from us. Beneficial owners of shares will receive an instruction form from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Annual General Meeting are requested to obtain a proxy executed in their favor, from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. Shareholders of record registered in the share register are entitled to vote and may participate in the Annual General Meeting. Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in "How many votes do I have?" For further information, refer to "Who is entitled to vote?", "What is the difference between holding shares as a shareholder of record and as a beneficial owner?", "How do I vote by proxy given to a company officer?", "How do I appoint and vote via an independent proxy?" and "How do I attend the Annual General Meeting?"

        Shareholders who purchase our shares and, upon application, become registered as shareholders with respect to such shares after January 7, 2013, but on or before March 1, 2013, and who wish to vote those shares at the Annual General Meeting, will need to obtain a proxy, executed in their favor, from the registered holder of those shares as of the record date to vote their shares in person at the Annual General Meeting. Shareholders registered in our share register (as opposed to beneficial

2013 Proxy Statement            7

shareholders) who have sold their shares prior to the Annual General Meeting are not entitled to vote those shares.

Granting of Proxy

        If you are a shareholder of record and do not wish to attend the Annual General Meeting, you have the right to grant your voting proxy directly to the Company officers named in the proxy card. Alternatively, you can appoint Dr. Harald Maag, Bratschi Wiederkehr & Buob, Attorneys-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH-8021, Zürich, Switzerland, Fax +41 58 258 1099, as independent proxy, in accordance with Article 689c of the Swiss Code of Obligations, with full rights of substitution, by checking the appropriate box on the enclosed proxy card, or grant a written proxy to any other person, which person does not need to be a shareholder. For further information, refer to "How do I vote by proxy given to a company officer?" and "How do I appoint and vote via an independent proxy?"

        The proxies granted to the independent proxy must be received by the independent proxy no later than March 5, 2013, 11:00 a.m. Central European time.

        Registered shareholders who have appointed a Company officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than March 5, 2013, 11:00 a.m. Central European time. Registered shareholders who have appointed a Company officer as their proxy may revoke their proxy at any time before the vote is taken at the Annual General Meeting. However, a written revocation must be received by the Secretary in sufficient time to permit the necessary examination and tabulation of the subsequent revocation. Written revocations should be directed to the Secretary of the Company at the same addresses listed above used for proxy submissions.

        With regard to the items listed on the agenda and without any explicit instructions to the contrary, the Company officer acting as proxy and the independent proxy will vote according to the recommendations of the Board of Directors. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in the invitation to the Annual General Meeting are being put forth before the meeting, the Company officer acting as proxy will vote in accordance with the recommendations of the Board of Directors, as will the independent proxy in the absence of other specific instructions.

        Beneficial owners who have not obtained a proxy, executed in their favor, from their broker, custodian or other nominee, are not entitled to vote in person at, or participate in, the Annual General Meeting.

        For further information, refer to "What is the difference between holding shares as a shareholder of record and as a beneficial owner?"

Proxy holders of deposited shares

        Proxy holders of deposited shares in accordance with Article 689d of the Swiss Code of Obligations are kindly asked to inform the Company of the number of the shares they represent as soon as possible, but no later than March 5, 2013, 2:00 p.m. Central European time at the Registered Shareholders check-in area.

Tyco Annual Report

        The Tyco International Ltd. 2012 Annual Report containing the Company's audited consolidated financial statements with accompanying notes and its audited Swiss statutory financial statements prepared in accordance with Swiss law, which include required Swiss disclosures, is available on the Company's web site in the Investor Relations Section at www.tyco.com. Copies of this document may be obtained without charge by contacting Tyco by phone at +41 52 633 02 44. Copies may also be obtained without charge by contacting Investor Relations in writing, or may be physically inspected, at the offices of Tyco International Ltd., Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

8            2013 Proxy Statement

PROPOSAL NUMBER ONE—APPROVAL OF THE ANNUAL REPORT AND
FINANCIAL STATEMENTS

        The Company's Annual Report to Shareholders for the fiscal year ended September 28, 2012, which accompanies this Proxy Statement, includes the parent company financial statements of Tyco International Ltd. (which do not consolidate the results of operations for Tyco's subsidiaries) and Tyco's consolidated financial statements for the year ended September 28, 2012, and contains the reports of our statutory auditor and our independent registered public accounting firm, as well as information on Tyco's business, organization and strategy. Copies of our 2012 Annual Report and this proxy statement are available on the Internet in the Investor Relations section of our website at www.tyco.com.

        Deloitte AG (Zürich), as the Company's statutory auditor, has issued an unqualified recommendation to the Annual General Meeting that Tyco International Ltd's parent company financial statements be approved. As the Company's statutory auditor, Deloitte AG (Zürich) has expressed its opinion that the financial statements for the period ended September 28, 2012 comply with Swiss law and the Company's Articles of Association.

        Deloitte AG (Zürich) has also issued a recommendation to the Annual General Meeting that the Company's consolidated financial statements be approved. As the Company's statutory auditor, Deloitte AG (Zürich) has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Tyco International Ltd., the results of operations and the cash flows in accordance with accounting principles generally accepted in the United States of America (US GAAP) and comply with Swiss law.

        Representatives of Deloitte AG (Zürich), will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

        Under Swiss law, our annual report, parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 28, 2012 must be submitted to shareholders for approval at each annual general meeting. Approval of the annual report and financial statements requires the affirmative vote of a relative majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby abstentions, broker non-votes, blank and invalid votes are disregarded in establishing the number of votes cast.

        The Board of Directors unanimously recommends that shareholders vote FOR approval of the Company's annual report, parent company financial statements of Tyco International Ltd. and consolidated financial statements for the year ended September 28, 2012.

2013 Proxy Statement            9

 PROPOSAL NUMBER TWO—DISCHARGE OF THE BOARD OF DIRECTORS FROM LIABILITY
FOR THE FINANCIAL YEAR ENDED SEPTEMBER 28, 2012

        The Board proposes that the members of the Board of Directors be discharged from liability for the financial year ended September 28, 2012.

        As is customary for Swiss corporations and in accordance with Article 698, subsection 2, item 5 of the Swiss Code of Obligations, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended September 28, 2012. This discharge excludes liability for claims brought by the Company or shareholders against the members of the Board of Directors for activities carried out during the year ended September 28, 2012 relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

        The discharge of the Board of Directors requires the affirmative vote of a relative majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby abstentions, broker non-votes, blank and invalid votes are disregarded in establishing the number of votes cast.

        The Board unanimously recommends that shareholders vote FOR the discharge of the members of the Board of Directors from liability for activities during the year ended September 28, 2012.

10            2013 Proxy Statement

PROPOSAL NUMBER THREE—ELECTION OF DIRECTORS

        Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the 2013 Annual General Meeting a slate of ten nominees, all of whom are currently serving on the Board. The nominees are Ms. Wijnberg, Dr. O'Neill and Messrs. Breen, Daniels, Drendel, Duperreault, Gupta, Krol, Oliver and Yost. Biographical information regarding each of the nominees is set forth below. The election of Directors will take place at the Annual General Meeting. Tyco is not aware of any reason why any of the nominees will not be able to serve if elected. In accordance with our Articles of Association, the term of office for members of the Board of Directors commences upon election and terminates on the first Annual General Meeting of Shareholders following election. The Nominating and Governance Committee has not nominated Mr. William Stavropoulos, a current Board member, for election at the 2013 Annual General Meeting because Mr. Stavropoulos has decided not to stand for election to another term on our Board, effective as of the end of his current term. The Board wishes to thank Mr. Stavropoulos for his significant contributions to Tyco during his six years of service on the Board. In addition, in connection with the spin-off of ADT on September 28, 2012, Messrs. Timothy Donahue, Bruce Gordon and Dinesh Paliwal resigned from Tyco's Board. The Board wishes to thank each of these individuals for their respective service on the Board.

Current Directors Nominated for Re-Election

        Edward D. Breen—Mr. Breen, age 56, was our Chairman and Chief Executive Officer from July 2002 to September 2012. Upon completion of the spin-offs of ADT and Tyco Flow Control in September 2012, Mr. Breen stepped down from his role as Chief Executive Officer and continued as Chairman of the Board of Directors. Prior to joining Tyco, Mr. Breen was President and Chief Operating Officer of Motorola from January 2002 to July 2002; Executive Vice President and President of Motorola's Networks Sector from January 2001 to January 2002; Executive Vice President and President of Motorola's Broadband Communications Sector from January 2000 to January 2001; Chairman, President and Chief Executive Officer of General Instrument Corporation from December 1997 to January 2000; and, prior to December 1997, President of General Instrument's Broadband Networks Group. Mr. Breen was a director of McLeod USA Incorporated from 2001 to 2005 and Comcast Corporation from 2005 to 2011. Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen's extensive experience and leadership in the communications and technology equipment industries, including the cable and broadband industries, and his service as our Chief Executive Officer from 2002 to 2012, render him qualified to serve as one of our directors.

        Michael E. Daniels—Mr. Daniels, age 58, joined our Board in March 2010. He is the Senior Vice President of the Global Technology Services group of International Business Machines Corporation, a business and IT services company with operations in more than 160 countries around the world. In his current role at IBM, Mr. Daniels has worldwide responsibility for IBM's Global Services business operations in outsourcing services, integrated technology services, maintenance, and Global Business Services, the consulting and applications management arm of Global Services. Since joining IBM in 1976, Mr. Daniels has held a number of leadership positions in sales, marketing, and services, and was general manager of several sales and services businesses, including IBM's Sales and Distribution operations in the United States, Canada and Latin America, its Global Services team in the Asia Pacific region, Product Support Services, Availability Services, and Systems Solutions. Mr. Daniels is a graduate of the Holy Cross College in Massachusetts with a degree in political science, and is also a trustee of Holy Cross. Mr. Daniels' qualifications to serve on our board include his extensive global business experience with IBM, his sales, marketing and services expertise and his deep understanding of enterprise technology.

2013 Proxy Statement            11

        Frank M. Drendel—Mr. Drendel, age 67, is currently Non-Executive Chairman of the Board of CommScope Holding Company, Inc., a private company. Prior to the acquisition of CommScope by funds affiliated with The Carlyle Group in January 2011, Mr. Drendel served as Chief Executive Officer of CommScope from its founding in 1976. He also served as Chairman since July 1997, when CommScope was spun-off from General Instrument Corporation and became an independent publicly traded company on the NYSE. While at CommScope, Mr. Drendel also served as a director of GI Delaware, a subsidiary of General Instrument Corporation, and its predecessors from 1987 to 1992, a director of General Instrument Corporation from 1992 until 1997, and a director of NextLevel Systems, Inc. (which was renamed General Instrument Corporation) from 1997 until January 2000. Mr. Drendel was formerly a director of Sprint Nextel Corporation from 2005 to 2008 and a director of Nextel Communications, Inc. from 1997 to 2005. Mr. Drendel is a director of the National Cable & Telecommunications Association. He holds a bachelor's degree in marketing from Northern Illinois University. Mr. Drendel's qualifications to serve on our board include his extensive experience as an executive officer in the data communications and technology industries.

        Brian Duperreault—Mr. Duperreault, age 65, joined our Board in March 2004. Mr. Duperreault served as President, Chief Executive Officer and director of Marsh & McLennan Companies, Inc. from January 2008 until his retirement in December 2012. Previously he served as Chairman of ACE Limited, an international provider of a broad range of insurance and reinsurance products, from October 1994 to May 2007. He served as Chief Executive Officer of ACE Limited from October 1994 through May 2004, and as its President from October 1994 through November 1999. Prior to joining ACE, Mr. Duperreault had been employed with American Insurance Group ("AIG") since 1973 and served in various senior executive positions with AIG and its affiliates from 1978 until September 1994, most recently as Executive Vice President, Foreign General Insurance and, concurrently, as Chairman and Chief Executive Officer of American International Underwriters Inc. ("AIU") from April 1994 to September 1994. Mr. Duperreault was President of AIU from 1991 to April 1994, and Chief Executive Officer of AIG affiliates in Japan and Korea from 1989 until 1991. Mr. Duperreault is a member of the Board of Directors of the International Insurance Society, the IESE Business School and the Insurance Information Institute. He also serves as Chairman of the Federal Advisory Committee on Insurance, the Board of Overseers of the School of Risk Management of St. John's University and the Bermuda Institute of Ocean Sciences. Previously, Mr. Duperreault also served as a director of the Bank of N.T. Butterfield & Son, Ltd., a provider of international financial services. Mr. Duperreault is our Lead Director and Chair of the Company's Nominating and Governance Committee. Mr. Duperreault's qualifications to serve on the board include his extensive experience as an executive and board member of publicly traded companies, his experience in risk management and his global business experience and leadership.

        Rajiv L. Gupta—Mr. Gupta, age 67, joined our Board in March 2005. Mr. Gupta served as Chairman and Chief Executive Officer of Rohm and Haas Company, a worldwide producer of specialty materials, from 1999 to 2009. He served as Vice Chairman of Rohm and Haas Company from 1998 to 1999, Director of the Electronic Materials business from 1996 to 1999, and Vice President and Regional Director of the Asia-Pacific Region from 1993 to 1998. Mr. Gupta holds a B.S. degree in mechanical engineering from the Indian Institute of Technology, an M.S. in operations research from Cornell University and an M.B.A. in finance from Drexel University. Mr. Gupta also is a director of the Vanguard Group, Hewlett-Packard Company, Delphi Automotive, plc and the private companies Affle, Pte Ltd, Symphony IRI Group and Stroz Friedberg LLC. He serves as Chairman of Avantor Performance Materials, Inc., a privately held maker of performance materials. He is also a trustee of The Conference Board, and a senior advisor of New Mountain Capital LLC. Mr. Gupta is the Chair of the Company's Compensation and Human Resources Committee. Mr. Gupta's qualifications to serve on the board include his broad international leadership experience as an executive at Rohm and Haas, his engineering and science background, and his corporate governance experience as a board member and executive in several publicly traded and private companies.

12            2013 Proxy Statement

        John A. Krol—Mr. Krol, age 76, joined our Board in August 2002. Mr. Krol served as the Chairman and Chief Executive Officer of E.I. du Pont de Nemours & Company, where he spent his entire career until his retirement in 1998. E.I. du Pont de Nemours is a global research and technology-based company serving worldwide markets, including food and nutrition, health care, agriculture, fashion and apparel, home and construction, electronics and transportation. Mr. Krol also serves as chairman of the board of Delphi Automotive, plc. He also served as a director of ACE Limited, Pacolet-Milliken and MeadWestvaco Corporation, a global packaging solutions company. Mr. Krol graduated from Tufts University where he received a B.S. and M.S. in chemistry. Mr. Krol's qualifications to serve on the board include his extensive leadership and corporate governance experience as an executive and as the former chairman and chief executive of DuPont, his engineering and science background and his well developed business acumen gained over decades of experience as an advisor and as a board member of numerous publicly traded and private companies.

        George R. Oliver—Mr. Oliver, age 52, is our Chief Executive Officer. He joined Tyco in July 2006, serving as president of Tyco Safety Products from 2006 to 2010 and as president of Tyco Electrical & Metal Products from 2007 through 2010. He was appointed president of Tyco Fire Protection in 2011. Before joining Tyco, he served in operational leadership roles of increasing responsibility at several General Electric divisions. Mr. Oliver serves as a director on the board of Atkore International Inc., an equity investment of Tyco, and is a trustee of Worcester Polytechnic Institute. Mr.Oliver has a bachelor's degree in mechanical engineering from Worcester Polytechnic Institute. Mr. Oliver's qualifications to serve on the board include his extensive leadership experience as an executive and his position as the Chief Executive Officer of Tyco.

        Brendan R. O'Neill—Dr. O'Neill, age 64, joined our Board in March 2003. Dr. O'Neill was Chief Executive Officer and director of Imperial Chemical Industries PLC ("ICI"), a manufacturer of specialty products and paints, until April 2003. Dr. O'Neill joined ICI in 1998 as its Chief Operating Officer and Director, and was promoted to Chief Executive Officer in 1999. Prior to Dr. O'Neill's career at ICI, he held numerous positions at Guinness PLC, including Chief Executive of Guinness Brewing Worldwide Ltd, Managing Director International Region of United Distillers, and Director of Financial Control. Dr. O'Neill also held positions at HSBC Holdings PLC, BICC PLC and the Ford Motor Company. He has an M.A. from the University of Cambridge and a Ph.D. in chemistry from the University of East Anglia, and is a Fellow of the Chartered Institute of Management Accountants (U.K.). Dr. O'Neill is a director of Endurance Specialty Holdings Ltd., Informa plc and Towers Watson & Co. He chairs the Audit Committee of Informa plc. Dr. O'Neill was also a director of Rank Group, a hospitality and leisure business from 2005 to 2007 and Aegis Group Plc, a global market research company, from 2005 to 2009. Dr. O'Neill is the Chair of the Audit Committee. Dr. O'Neill is qualified to serve on the board because of his extensive experience in executive positions, his service as a director for a broad spectrum of international companies and his financial acumen and understanding of accounting principles.

        Sandra S. Wijnberg—Ms. Wijnberg, age 56, joined our Board in March 2003. In March 2007, Ms. Wijnberg was named Chief Administrative Officer of Aquiline Holdings LLC, a registered investment advisor. From January 2000 to April 2006, Ms. Wijnberg was the Senior Vice President and Chief Financial Officer at Marsh & McLennan Companies, Inc., a professional services firm with insurance and reinsurance brokerage, consulting and investment management businesses. Before joining Marsh & McLennan Companies, Inc., Ms. Wijnberg served as a Senior Vice President and Treasurer of Yum! Brands (previously Tricon Global Restaurants, Inc.) and held various positions at PepsiCo, Inc., Morgan Stanley Group, Inc. and American Express Company. Ms. Wijnberg is a graduate of the University of California, Los Angeles and received an M.B.A. from the University of Southern California. Ms. Wijnberg also served on the board of Tyco Electronics Ltd., a manufacturer of electronic parts and equipment, from 2007 to 2009. Ms Wijnberg's qualifications to serve on the board

2013 Proxy Statement            13

include her significant experience as an executive in leadership positions in financial services companies and her financial acumen gained as the chief financial officer of a publicly traded company.

        R. David Yost—Mr. Yost, age 65, joined our Board in March 2009. Mr. Yost served as Director and Chief Executive Officer of AmerisourceBergen, a comprehensive pharmaceutical services provider, from August 2001 to June 30, 2011 when he retired. He was President of AmerisourceBergen from August 2001 to October 2002, Chairman and Chief Executive Officer of AmeriSource Health Corporation from December 2000 to August 2001, and President and Chief Executive Officer of AmeriSource from May 1997 to December 2000. Mr. Yost also held a variety of other positions with AmeriSource Health Corporation and its predecessors from 1974 to 1997. Mr. Yost also serves as a director of Exelis Inc., a diversified global aerospace, defense and information solutions company, Marsh & McLennan Companies, Inc., and Bank of America. Mr. Yost is a graduate of the U.S. Air Force Academy and holds an M.B.A. from the University of California, Los Angeles. Mr. Yost's qualifications to serve on the board include his extensive leadership and corporate governance experience gained as the chief executive and director of a large publicly traded company in the pharmaceutical industry.

        Election of each Director requires the affirmative vote of an absolute majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy (so long as the number of candidates does not exceed the number of Board positions available), whereby blank votes and abstentions are included in establishing the number of votes cast. Shareholders are entitled to one vote per share for each of the Directors to be elected.

        The Board unanimously recommends that shareholders vote FOR the election of all of the nominees for Director to serve until the next Annual General Meeting.

14            2013 Proxy Statement

PROPOSAL NUMBER FOUR—ELECTION OF AUDITORS

Proposal 4.a—Appointment of Statutory Auditors

        Our shareholders must elect a firm as statutory auditor. The statutory auditor's main task is to audit our consolidated financial statements and parent company financial statements that are required under Swiss law. The Board has recommended that Deloitte AG (Zürich), General Guisan-Quai 38, 8002 Zürich, Switzerland, be elected as our statutory auditor for our consolidated financial statements and the parent company financial statements of Tyco International Ltd.

        Representatives of Deloitte AG (Zürich) will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They will also be available to answer questions at the meeting.

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Proposal 4.b below. Please also see the Audit Committee Report included in this Proxy Statement for additional information about our statutory auditors.

        The appointment of the statutory auditors requires the affirmative vote of an absolute majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby blank votes and abstentions are included in establishing the number of votes cast.

        The Audit Committee and the Board unanimously recommend a vote FOR the election of Deloitte AG (Zürich) as the Company's statutory auditor until our next annual ordinary general meeting.

Proposal 4.b—Appointment of Independent Registered Public Accounting Firm

        The Audit Committee of the Board of Directors recommends that shareholders ratify the appointment of Deloitte & Touche LLP (United States), Two World Financial Center, New York, NY 10281-1414, an affiliate of Deloitte AG (Zürich), as Tyco's independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 27, 2013.

        The Audit Committee is responsible for the annual retention of our independent registered public accounting firm, subject to shareholder approval at the Annual General Meeting. The Audit Committee is directly responsible for the appointment, compensation, oversight and evaluation of performance of the work of the external auditors. The Audit Committee has recommended the ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 27, 2013.

        Representatives of Deloitte & Touche LLP are expected to be at the Annual General Meeting and they will be available to respond to appropriate questions.

Audit and Non-Audit Fees

        Aggregate fees for professional services rendered to Tyco by Deloitte AG (Zürich) and Deloitte & Touche LLP (collectively "Deloitte") as of and for the fiscal years ended September 28, 2012 and September 30, 2011 are set forth below. The aggregate fees included are fees billed or reasonably expected to be billed for the applicable fiscal year.

	Fiscal Year 2012	Fiscal Year 2011
	(in millions)	(in millions)
Audit Fees	$23.6	$24.4
Audit-Related Fees	$17.7	0.4
Tax Fees	$1.2	0.2

Total	$42.5	$25.0

2013 Proxy Statement            15

        Audit Fees for the fiscal years ended September 28, 2012 and September 30, 2011 were for professional services rendered for the integrated audits of our consolidated financial statements and internal controls over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Tyco's Quarterly Reports on Form 10-Q, statutory audits, consents, comfort letters, international filings and other assistance required to complete the year-end audit of the consolidated financial statements. Approximately $630,000 of statutory audit fees that were approved during fiscal 2012 related to Tyco Flow Control entities are excluded from these amounts as all or a portion of these fees are for the account of Pentair.

        Audit-Related Fees for the fiscal years ended September 28, 2012 were primarily related to services rendered in connection with the Company's spin-offs of ADT and Tyco Flow Control (and subsequent combination of Tyco Flow Control and Pentair, Inc.), including audits of carve-out financial statements for ADT and Tyco Flow Control. Fees for the fiscal year ended September 30, 2011 were primarily related to services rendered in connection with the Company's sale of a majority interest in its Electrical and Metal Products business, its acquisition of Signature Security, and for compliance with regulatory requirements.

        Tax Fees as of the fiscal years ended September 28, 2012 and September 30, 2011 were for tax compliance services.

        None of the services described above were approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        In March 2004, the Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors' independence is not impaired. The policy provides that the Corporate Controller will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Audit Committee with respect to pre-approved services, and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. This approval includes approval of a specified list of audit, audit-related and tax services. Any service not included in the specified list of services must be submitted to the Audit Committee for pre-approval. No service may extend for more than 12 months, unless the Audit Committee specifically provides for a different period. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the Corporate Controller or his or her delegate.

        In accordance with the policy, the Chair of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors for a specific service when the entire Committee is unable to do so. All such pre-approvals must be reported to the Audit Committee at the next Committee meeting.

        Please see the Audit Committee Report included in this proxy statement for additional information about Deloitte & Touche LLP. The appointment of the independent registered public accounting firm requires the affirmative vote of an absolute majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby blank votes and abstentions are included in establishing the number of votes cast.

        The Audit Committee and the Board unanimously recommend that shareholders vote FOR the ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm.

16            2013 Proxy Statement

Proposal 4.c—Appointment of Special Auditors

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases or decreases in share capital. Because of the auditor independence requirements under U.S. Federal securities laws, we do not believe Deloitte AG (Zürich) can act as our special auditing firm with respect to certain types of corporate transactions.

        Our Board of Directors has recommended that the election of PricewaterhouseCoopers AG (Zürich) Birchstrasse 160, CH-8050 Zürich, Switzerland as special auditing firm until our next annual general meeting be submitted for consideration at the 2013 Annual General Meeting.

        The appointment of the special auditors requires the affirmative vote of an absolute majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby blank votes and abstentions are included in establishing the number of votes cast.

        The Audit Committee and the Board unanimously recommend that shareholders vote FOR the appointment of PricewaterhouseCoopers AG (Zürich) as the Company's special auditing firm until our next annual general meeting.

2013 Proxy Statement            17

PROPOSAL NUMBER FIVE—ALLOCATION OF FISCAL YEAR 2012 RESULTS AND
APPROVAL OF ORDINARY DIVIDEND

Proposal 5(a)—Allocation of Fiscal Year 2012 Results

        The Board of Directors proposes that the Company's net income as shown below be used to reduce the Company's allocated deficit in its statutory accounts. The Company's net income for fiscal 2012 increases total shareholders' equity in the Company's statutory accounts. The proposed corresponding reduction of accumulated deficit does not have an impact on net equity. The Company's net income in its standalone statutory accounts for fiscal 2012 is derived primarily from intercompany transactions in fiscal 2012, and is separate from the Company's net income reported in its consolidated financial statements presented in accordance with U.S. generally accepted accounting principles. The following table shows the appropriation of net income in Swiss francs and U.S. dollars (converted from Swiss francs as of September 28, 2012) as proposed by the Board:

	Swiss francs		U.S. dollars
Accumulated deficit, beginning of period	CHF	(27,086,849,774)	$(28,850,203,694)
Net income	CHF	6,683,238,401	$7,118,317,221
Accumulated deficit, carried forward	CHF	(20,403,611,373)	$(21,731,886,473)

        The Board of Directors proposes that the Company's net income of CHF 6,683,238,401 be used to reduce the accumulated deficit in accordance with the table above. Under Swiss law, the allocation of the Company's balance sheet results is customarily submitted to shareholders for resolution at each annual general meeting.

        The allocation of fiscal 2012 results requires the affirmative vote of a relative majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby abstentions, broker non-votes, blank and invalid votes are disregarded in establishing the number of votes cast.

        The Board unanimously recommends that shareholders vote FOR using the Company's net income to reduce the accumulated deficit.

 Proposal 5(b)—Approval of an Ordinary Cash Dividend

        The Board of Directors proposes that ordinary cash dividend in the amount of $0.64 per share be made out of the Company's "contributed surplus" equity position in its statutory accounts. Payment of the dividend will be made in four equal quarterly installments of $0.16 in May 2013, August 2013, November 2013 and February 2014 at such times and with such record dates as shall be determined by our Board of Directors. Dividend payments shall be made with respect to the outstanding share capital of the Company on the record date for the applicable dividend payment, which amount excludes any shares held by the Company or any of its subsidiaries. The deduction to Tyco's contributed surplus in its statutory accounts, which is required to be made in Swiss francs, shall be determined based on the aggregate amount of the dividend and shall be calculated based on the USD / CHF exchange rate in effect on the date of the Annual General Meeting. The U.S. dollar amount of the dividend shall be capped at an amount such that the aggregate reduction to the Company's contributed surplus shall not exceed CHF 600 million (or approximately $1.40 per share based on the USD / CHF exchange rate of CHF 0.92 per $1.00 in effect on January 7, 2013). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends shall be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. In addition, the aggregate reduction in contributed surplus shall be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment. The Board's proposal is accompanied by a report by the auditor,

18            2013 Proxy Statement

Deloitte AG (Zürich), as state supervised auditing enterprise, who will be present at the meeting. The auditor's report states that the proposed dividend complies with Swiss law.

        The approval of an ordinary cash dividend requires the affirmative vote of a relative majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby abstentions, broker non-votes, blank and invalid votes are disregarded in establishing the number of votes cast.

        The Board unanimously recommends that shareholders vote FOR the approval of the payment of an ordinary cash dividend.

2013 Proxy Statement            19

 PROPOSAL NUMBER SIX—ADVISORY (CONSULTATIVE) VOTE ON
EXECUTIVE COMPENSATION

Proposal 6—Non-Binding Advisory (Consultative) Vote on Executive Compensation

        The Board recognizes that providing stockholders with an advisory vote on executive compensation can produce useful information on investor sentiment with regard to the Company's executive compensation programs. As a result, this proposal provides shareholders with the opportunity to cast an advisory (consultative) vote on the compensation of our executive management team, as described in the section of this Proxy Statement entitled "Executive Compensation Report," and endorse or not endorse our fiscal 2012 executive compensation philosophy, programs and policies and the compensation paid to the Named Executive Officers.

        In considering their vote, shareholders should review with care the information regarding the structure of our executive compensation programs, the executive compensation philosophy, and the decisions made during fiscal 2012 by the Compensation Committee, in particular as they relate to the new management team following the spin-offs of the Company's North American residential and small business and flow control businesses at the end of the fiscal year (the "Separation"). Shareholders should note that the compensation paid to our executives continues to reflect our commitment to pay for performance. For our CEO, over 85% of targeted direct pay continues to be in the form of at-risk performance-based compensation. In addition, following the Separation, we continue to maintain a strong compensation governance framework overseen by an independent Compensation Committee.

        The advisory (consultative) vote on the Executive Officer Compensation Report is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a relative majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby abstentions, broker non-votes, blank and invalid votes are disregarded in establishing the number of votes cast.

        Although the vote is non-binding, our Board and the Compensation Committee will review the voting results. To the extent there is a significant negative vote, we would communicate directly with shareholders to better understand the concerns that influenced the vote. The Board and the Compensation Committee would consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

        The Board unanimously recommends that shareholders support this proposal and vote FOR the following resolution:

        "RESOLVED, that shareholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Executive Compensation Report of this Proxy Statement."

20            2013 Proxy Statement

PROPOSAL NUMBER SEVEN—RENEWAL OF AUTHORIZED SHARE CAPITAL

        The Company is seeking shareholder approval to amend Article 4 paragraph 1 of its Articles of Association to extend the timeline for the authorized share capital by two years. Pursuant to Swiss law, an authorization by shareholders to allow the Board to issue additional shares expires after two years and is limited to a maximum of 50% of the issued share capital. Shareholders last authorized the Board to issue additional share capital at the Company's annual general meeting in March 2011. A renewal of the two year authorization requires a shareholder vote and a corresponding amendment to the Articles of Association. In order to provide the Board with the flexibility permitted by Swiss law, the Board proposes to renew its authorization to issue additional share capital to March 6, 2015 and to amend the Articles of Association as follows:

current version	proposed version (if approved, Proposal 8 would further amend this Article).
Article 4: Authorized Share Capital	Article 4: Authorized Share Capital
(1) The Board of Directors is authorized to increase the share capital, in one or several Steps until 9 March 2013, by a maximum amount of CHF 1'628'100'000.00 by issuing a maximum of 243'000'000 fully paid up Shares with a par value of CHF 6.70 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate or financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company and (ii) in partial amounts shall be permissible.	(1)
The Board of Directors is authorized to increase the share capital, in one or several Steps until 6 March 2015, by a maximum amount of CHF 1'628'100'000.00 by issuing a maximum of 243'000'000 fully paid up Shares with a par value of CHF 6.70 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate or financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company and (ii) in partial amounts shall be permissible.

German (authoritive) version

Artikel 4: Genehmigtes Aktienkapital		Artikel 4: Genehmigtes Aktienkapital
1)	Der Verwaltungsrat ist ermächtigt, das Aktienkapital in einem oder mehreren Schritten bis zum 9. März 2013 im Maximalbetrag von CHF 1'628'100'000.00 durch Ausgabe von höchstens 243'000'000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie zu erhöhen. Eine Kapitalerhöhung ist zulässig (i) durch Festübernahme durch ein Finanzinstitut, eine Gruppe von Finanzinstituten oder andere Drittparteien gefolgt von einem Angebot an die zu diesem Zeitpunkt existierenden Aktionäre sowie (ii) in Teilbeträgen.	1)
			Der Verwaltungsrat ist ermächtigt, das Aktienkapital in einem oder mehreren Schritten bis zum 6. März 2015 im Maximalbetrag von CHF 1'628'100'000.00 durch Ausgabe von höchstens 243'000'000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie zu erhöhen. Eine Kapitalerhöhung ist zulässig (i) durch Festübernahme durch ein Finanzinstitut, eine Gruppe von Finanzinstituten oder andere Drittparteien gefolgt von einem Angebot an die zu diesem Zeitpunkt existierenden Aktionäre sowie (ii) in Teilbeträgen.

        The renewal of authorized share capital and the corresponding amendment to the Articles of Association require the affirmative vote of two-thirds of the votes represented (in person or by proxy) whereby abstentions, broker non-votes, blank and invalid votes are included in establishing the number of votes represented at the Annual General Meeting

        The Board unanimously recommends that shareholders vote FOR the approval to renew the authorized share capital through March 6, 2015 and to amend the Articles of Association accordingly.

2013 Proxy Statement            21

PROPOSAL NUMBER EIGHT—REDUCTION OF REGISTERED SHARE CAPITAL

        The Board proposes to reduce the Company's registered share capital by CHF 6.20 per share, which would reduce the aggregate registered share capital of the Company from CHF 3,258,632,435 to CHF 243,181,525, and correspondingly increase the Company's contributed surplus by CHF 3,015,450,910. The purpose of reducing registered share capital and increasing contributed surplus by a corresponding amount is to provide the Company with more flexibility in making distributions to shareholders. Under Swiss law, a Swiss corporation may pay dividends only if the corporation has sufficient distributable profits from previous fiscal years, or if the corporation has distributable reserves, each as evidenced by its audited statutory balance sheet. Payments may be made out of registered share capital—the aggregate par value of a company's registered shares—only by way of a capital reduction. Like a distribution out of contributed surplus, a capital reduction would require shareholder approval. However, a capital reduction also requires notice to creditors, which would effectively delay the implementation of a capital reduction for a minimum of two months. In addition, if we needed to raise common equity capital at a time when the trading price of our shares is below the par value of the shares, we would need to initiate a capital decrease at that stage which would in effect require us to obtain shareholder approval to complete the transaction. Obtaining shareholder approval would require filing a preliminary proxy statement with the SEC and convening a meeting of shareholders, which would delay any capital raising plans at a time when speed to market could be critical. As a result of the spin-offs of ADT and Tyco Flow Control, the trading price of our shares has been significantly lowered, while the par value of our shares has remained constant. As a result, the Board proposes to reduce the par value of each of our shares by CHF 6.20 to CHF 0.50 per share and allocate corresponding amounts to contributed surplus.

        The Board's proposal is conditioned on the receipt of a report provided by the auditor, Pricewaterhouse Coopers AG, as state supervised auditing enterprise in accordance with Article 732 paragraph 2 of the Swiss Code of Obligations, who will be present at the meeting. The auditor's report is expected to state that claims by creditors are fully covered notwithstanding the reduction of share capital pursuant to this proposal and is available for inspection by the shareholders at our registered seat no later than 20 days prior to the Annual General Meeting.

        The reduction of share capital will only be accomplished after publication of the notice to creditors in accordance with Article 733 of the Swiss Code of Obligations. Such notice to creditors will be published after the Annual General Meeting in the Swiss Commercial Gazette. Creditors may file claims and demand payment or security within two months of the date of the third and last publication. The share capital may only be reduced once the two-month period for filing claims has expired and all claims filed have been satisfied or secured. In addition, the reduction can only be registered in the Commercial Register once it has been determined in a notarized document stating that all above requirements have been fulfilled.

        Accordingly the Board of Director proposes:

  (1)
  The reduce the share capital of the Company from CHF 3,258,632,435 by CHF 3,015,450,910 to CHF 243,181,525 by reducing the par value of each share from CHF 6.70 to CHF 0.50 per share and allocate CHF 3,015,450,910 to capital surplus;

  (2)
  To declare, as a result of the audit report prepared in accordance with article 732 paragraph 2 of the Swiss Code of Obligations, that the claims by the creditors are fully covered notwithstanding the above reduction of the share capital;

  (3)
  To amend Article 3 paragraph 1, Article 4 paragraph 1, Article 5 paragraph 1 and Article 6 paragraph 1 of the Articles of Association of the Company on completion of the capital reduction as follows:

current version	proposed version
Article 3: Share Capital	Article 3: Share Capital
(1) The share capital of the Company amounts to CHF 3'258'632'435.00 and is divided into 486'363'050 registered shares with a nominal value of CHF 6.70 per share. The share capital is fully paid-in.	(1) The share capital of the Company amounts to CHF 243'181'525.00 and is divided into 486'363'050 registered shares with a nominal value of CHF 0.50 per share. The share capital is fully paid-in.

22            2013 Proxy Statement

German (authoritive) version

Artikel 3: Aktienkapital		Artikel 3: Aktienkapital
(1)	Das Aktienkapital der Gesellschaft beträgt CHF 3'258'632'435.00 und ist eingeteilt in 486'363'050 Namenaktien im Nennwert von CHF 6.70 je Aktie. Das Aktienkapital ist vollständig liberiert.	(1)	Das Aktienkapital der Gesellschaft beträgt CHF 243'181'525.00 und ist eingeteilt in 486'363'050 Namenaktien im Nennwert von CHF 0.50 je Aktie. Das Aktienkapital ist vollständig liberiert.

current version (prior to adoption of Proposal 7 above)	proposed version (assumes adoption of Proposal 7 above)
Article 4: Authorized Share Capital	Article 4: Authorized Share Capital
(1) The Board of Directors is authorized to increase the share capital, in on one or several Steps until 9 March 2013, by a maximum amount of CHF 1'628'100'000.00 by issuing a maximum of 243'000'000 fully paid up Shares with a par value of CHF 6.70 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate or financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company and (ii) in partial amounts shall be permissible.	(1)
The Board of Directors is authorized to increase the share capital, in on one or several Steps until 6 March 2015, by a maximum amount of CHF 121'500'000.00 by issuing a maximum of 243'000'000 fully paid up Shares with a par value of CHF 0.50 each. An increase of the share capital (i) by means of an offering underwritten by a financial institution, a syndicate or financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company and (ii) in partial amounts shall be permissible.

German (authoritive) version

Artikel 4: Genehmigtes Aktienkapital		Artikel 4: Genehmigtes Aktienkapital
(1)	Der Verwaltungsrat ist ermächtigt, das Aktienkapital in einem oder mehreren Schritten bis zum 9. März 2013 im Maximalbetrag von CHF 1'628'100'000.00 durch Ausgabe von höchstens 243'000'000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie zu erhöhen. Eine Kapitalerhöhung ist zulässig (i) durch Festübernahme durch ein Finanzinstitut, eine Gruppe von Finanzinstituten oder andere Drittparteien gefolgt von einem Angebot an die zu diesem Zeitpunkt existierenden Aktionäre sowie (ii) in Teilbeträgen.	(1)
			Der Verwaltungsrat ist ermächtigt, das Aktienkapital in einem oder mehreren Schritten bis zum 6. März 2015 im Maximalbetrag von CHF 121'500'000.00 durch Ausgabe von höchstens 243'000'000 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 0.50 je Aktie zu erhöhen. Eine Kapitalerhöhung ist zulässig (i) durch Festübernahme durch ein Finanzinstitut, eine Gruppe von Finanzinstituten oder andere Drittparteien gefolgt von einem Angebot an die zu diesem Zeitpunkt existierenden Aktionäre sowie (ii) in Teilbeträgen.

2013 Proxy Statement            23

current version	proposed version
Article 5: Conditional Share Capital for Bonds and Similar Debt Instruments	Article 5: Conditional Share Capital for Bonds and Similar Debt Instruments
(1) The share capital of the Company shall be increased by an amount not exceeding CHF 321'127'717.00 through the issue of a maximum of 47,929,510 registered shares, payable in full, each with a nominal value of CHF 6.70 through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by the Company or by subsidiaries of the Company, including convertible debt instruments.	(1)
The share capital of the Company shall be increased by an amount not exceeding CHF 23'964'755.00 through the issue of a maximum of 47,929,510 registered shares, payable in full, each with a nominal value of CHF 0.50 through the exercise of conversion and/or option or warrant rights granted in connection with bonds, notes or similar instruments, issued or to be issued by the Company or by subsidiaries of the Company, including convertible debt instruments.
Artikel 5: Bedingtes Aktienkapital für Anleihensobligationen und ähnliche Instrumente der Fremdfinanzierung	Artikel 5: Bedingtes Aktienkapital für Anleihensobligationen und ähnliche Instrumente der Fremdfinanzierung
(1) Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF 321'127'717.00 durch Ausgabe von höchstens 47'929'510 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie erhöht durch die Ausübung von Wandel- und/oder Optionsrechten, welche im Zusammenhang mit von der Gesellschaft oder ihren Tochtergesellschaften emittierten oder noch zu emittierenden Anleihensobligationen, Notes oder ähnlichen Instrumenten eingeräumt wurden oder werden, einschliesslich Wandelanleihen.	(1)
Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF 23'964'755.00 durch Ausgabe von höchstens 47'929'510 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 0.50 je Aktie erhöht durch die Ausübung von Wandel- und/oder Optionsrechten, welche im Zusammenhang mit von der Gesellschaft oder ihren Tochtergesellschaften emittierten oder noch zu emittierenden Anleihensobligationen, Notes oder ähnlichen Instrumenten eingeräumt wurden oder werden, einschliesslich Wandelanleihen.

current version	proposed version
Article 6: Conditional Share Capital for Employee Benefit Plans	Article 6: Conditional Share Capital for Employee Benefit Plans
(1) The share capital of the Company shall be increased by an amount not exceeding CHF 321'127'717.00 through the issue of a maximum of 47,929,510 registered shares, payable in full, each with a nominal value of CHF 6.70, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.	(1)
The share capital of the Company shall be increased by an amount not exceeding CHF 23'964'755.00 through the issue of a maximum of 47,929,510 registered shares, payable in full, each with a nominal value of CHF 0.50, in connection with the exercise of option rights granted to any employee of the Company or a subsidiary, and any consultant, members of the Board of Directors, or other person providing services to the Company or a subsidiary.

24            2013 Proxy Statement

current version	proposed version
Artikel 6: Bedingtes Aktienkapital für Mitarbeiterbeteiligungen	Artikel 6: Bedingtes Aktienkapital für Mitarbeiterbeteiligungen
(1) Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF 321'127'717.00 durch Ausgabe von höchstens 47'929'510 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 6.70 je Aktie erhöht durch die Ausübung von Optionen, welche Mitarbeitern der Gesellschaft oder ihrer Tochtergesellschaften sowie Beratern und Mitgliedern des Verwaltungsrates oder anderen Personen, welche Dienstleistungen für die Gesellschaft oder ihre Tochtergesellschaften erbringen, eingeräumt wurden.	(1)
Das Aktienkapital der Gesellschaft wird im Maximalbetrag von CHF 23'964'755.00 durch Ausgabe von höchstens 47'929'510 vollständig zu liberierenden Namenaktien mit einem Nennwert von CHF 0.50 je Aktie erhöht durch die Ausübung von Optionen, welche Mitarbeitern der Gesellschaft oder ihrer Tochtergesellschaften sowie Beratern und Mitgliedern des Verwaltungsrates oder anderen Personen, welche Dienstleistungen für die Gesellschaft oder ihre Tochtergesellschaften erbringen, eingeräumt wurden.

        The reduction of the registered share capital and the corresponding amendment to the Articles of Association require the affirmative vote of a relative majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy, whereby abstentions, broker non-votes, blank and invalid votes are disregarded in establishing the number of votes cast.

        The Board unanimously recommends that shareholders vote FOR the reduction of registered share capital and to amend the Articles of Association accordingly.

2013 Proxy Statement            25

GOVERNANCE OF THE COMPANY

Our Corporate Governance Principles

        Our corporate governance principles are embodied in a formal document that has been approved by Tyco's Board of Directors (the "Board"). It is posted on our website at www.tyco.com under the heading "About—Board of Directors." We will also provide a copy of the corporate governance principles to shareholders upon request.

Vision and Values of Our Board

        Tyco's Board is responsible for directing and overseeing the management of Tyco's business in the best interests of the shareholders and consistent with good corporate citizenship. In carrying out its responsibilities, the Board selects and monitors top management, provides oversight for financial reporting and legal compliance, determines Tyco's governance principles and implements its governance policies. The Board, together with management, is responsible for establishing Tyco's values and code of conduct and for setting strategic direction and priorities.

        While Tyco's strategy evolves in response to changing market conditions, Tyco's vision and values are enduring. Our governance principles, along with our vision and values, constitute the foundation upon which Tyco's governance policies are built. Our vision, values and principles are discussed below.

        Tyco believes that good governance requires not only an effective set of specific practices but also a culture of responsibility throughout the firm, and governance at Tyco is intended to optimize both. Tyco also believes that good governance ultimately depends on the quality of its leadership, and it is committed to recruiting and retaining Directors and officers of proven leadership ability and personal integrity.

Tyco Vision: Why We Exist and the Essence of Our Business

        Tyco is dedicated to advancing fire safety and security by finding innovative ways to save lives, improve businesses and protect people where they live and work. Our aim is to be our customers' first choice in every market we serve by exceeding commitments, providing new technology solutions, leveraging our diverse brands, driving operational excellence, and committing to the highest standards of business practices—all of which will drive Tyco's long-term growth, value, and success.

Tyco Values: How We Seek to Conduct Ourselves

        Integrity:    We demand of each other and ourselves the highest standards of individual and corporate integrity. We safeguard Company assets. We foster an environment of trust with our co-workers, customers, communities and suppliers. We comply with all Company policies and laws, and create an environment of transparency in which all reporting requirements are met.

        Excellence:    We continually challenge each other to improve our products, our processes and ourselves. We strive always to understand our customers' businesses and help them achieve their goals. We serve our customers not only by responding to their needs, but also anticipating them. We are dedicated to diversity, fair treatment, mutual respect and trust. We aspire to produce our products and serve our customers with zero harm to people and the environment.

        Teamwork:    We foster an environment that encourages innovation, creativity and results through teamwork. We practice leadership that teaches, inspires and promotes full participation and career development. We encourage open and effective communication and interaction across Tyco, and actively work together to keep each other safe.

26            2013 Proxy Statement

        Accountability:    We honor and hold ourselves accountable for the commitments we make, and take personal responsibility for all actions and results. We create an operating discipline of continuous improvement that is an integral part of our culture.

Tyco Goals: What We Seek to Achieve

        Governance:    Adhere to the best standards of corporate governance for Tyco by establishing processes and practices that promote and ensure integrity, compliance and accountability.

        Customers:    Fully understand and exceed our customers' needs, wants and preferences and provide greater value to our customers than our competition.

        Growth:    Focus on strategies to achieve organic growth targets and deploy cash for growth and value creation.

        Culture:    Build on Tyco's reputation and image internally and externally while driving initiatives to ensure Tyco remains an employer of choice.

        Operational Excellence:    Implement best-in-class operating practices and leverage Tyco-wide opportunities and best practices.

        Financial Strength & Flexibility:    Ensure that financial measures and shareholder return objectives are met.

Board of Directors

Mission of the Board of Directors: What the Board Intends to Accomplish

        The mission of Tyco's Board is to promote the long-term value and health of Tyco in the interests of the shareholders and set an ethical "tone at the top." To this end, the Board provides management with strategic guidance, and also ensures that management adopts and implements procedures designed to promote both legal compliance and the highest standards of honesty, integrity and ethics throughout the organization.

Governance Principles: How the Board Oversees the Company

        Active Board:    The Directors are well informed about Tyco and vigorous in their oversight of management.

        Company Leadership:    The Directors, together with senior management, set Tyco's strategic direction, review financial objectives, and establish the ethical tone for the management and leadership of Tyco.

        Compliance with Laws and Ethics:    The Directors ensure that procedures and practices are in place designed to prevent and identify illegal or unethical conduct and to permit appropriate and timely redress should such conduct occur.

        Inform and Listen to Investors and Regulators:    The Directors take steps to see that management discloses appropriate information fairly, fully, timely and accurately to investors and regulators, and that Tyco maintains a two-way communication channel with its investors and regulators.

        Continuous Improvement:    The Directors remain abreast of new developments in corporate governance and they implement new procedures and practices as they deem appropriate.

2013 Proxy Statement            27

Board Responsibilities

        The Board is responsible for:

  •
  reviewing and approving management's strategic and business plans;

  •
  reviewing and approving financial plans, objectives and actions, including significant capital allocations and expenditures;

  •
  monitoring management's execution of corporate plans and objectives;

  •
  advising management on significant decisions and reviewing and approving major transactions;

  •
  identifying and recommending Director candidates for election by shareholders;

  •
  appraising the Company's major risks and overseeing that appropriate risk management and control procedures are in place;

  •
  selecting, monitoring, evaluating, compensating and, if necessary, replacing the Chief Executive Officer and other senior executives, and seeing that organizational development and succession plans are maintained for these executive positions;

  •
  determining the Chief Executive Officer's compensation, and approving the compensation of senior officers;

  •
  overseeing that procedures are in place designed to promote compliance with laws and regulations;

  •
  overseeing that procedures are in place designed to promote integrity and candor in the audit of the Company's financial statements and operations, and in all financial reporting and disclosure;

  •
  designing and assessing the effectiveness of its own governance practices and procedures as well as Board and committee performance; and

  •
  periodically monitoring and reviewing shareholder communication.

Board Leadership

        The business of Tyco is managed under the direction of Tyco's Board, in the interest of the shareholders. The Board delegates its authority to senior management for managing the everyday affairs of Tyco. The Board requires that senior management review major actions and initiatives with the Board prior to implementation.

        Upon completion of the spin-offs of ADT and Tyco Flow Control, Mr. Breen stepped down from his position as Chief Executive Officer, and continued in his role as Chairman of the Board. During Mr. Breen's tenure as Chief Executive Officer, the positions of Chairman and Chief Executive Officer were combined because the Board believed that having Mr. Breen act as both Chairman and Chief Executive Officer benefitted Tyco in significant ways, in particular by facilitating efficient and effective board deliberations. Mr. Breen was in a unique position to blend the perspective of both the Board and management and ensure that appropriate matters were presented to the Board. Mr. Breen's long tenure with Tyco and his deep knowledge of Tyco's day-to-day operations and the principal issues and risks facing Tyco enabled him to focus the Board's deliberations on those matters that were most critical to Tyco.

        Upon completion of the spin-offs, Mr. Oliver has assumed the Chief Executive Officer position and Mr. Brian Duperreault has become the lead Director. The Board believes that separating the positions of Chairman and Chief Executive Officer at this time is most appropriate for Tyco. To meet their responsibilities of overseeing management and setting strategic direction, as well as fostering the long-term value of the Company, among other responsibilities, directors are required to spend time and

28            2013 Proxy Statement

energy in successfully navigating a wide variety of issues and guiding the policies and practices of the companies they oversee. To that end, the Board believes that having a separate non-executive Chairman who is responsible, along with the lead Director, for leading the Board will allow Mr. Oliver, as Chief Executive Officer, to focus his time and energy on running the day-to-day operations of the Company, while providing the Board with a degree of continuity of leadership. Further, Mr. Breen and Mr. Oliver have an open and constructive working relationship that the Board believes will allow Mr. Breen to continue to provide wise counsel and ask the tough questions capable of ensuring that the interests of shareholders are being properly served.

        Following the spin-offs, Tyco continues to have a strong governance structure, which includes:

  •
  a designated lead independent Director with a well-defined role (Mr. Brian Duperreault, who has been a member of Tyco's Nominating and Governance Committee for the past five years);

  •
  a Board entirely composed of independent members, with the exception of Mr. Breen and Mr. Oliver;

  •
  annual election of directors by a majority of votes represented at the annual general meeting of shareholders;

  •
  committees that are entirely composed of independent Directors; and

  •
  established governance and ethics guidelines.

        The lead Director acts as an intermediary between the Board and senior management. Among other things, the lead director is responsible, along with the Chairman, for setting the agenda for Board meetings with Board and management input, facilitating communication among Directors and between the Board and the Chief Executive Officer, and working with the Chief Executive Officer to provide an appropriate information flow to the Board. The lead Director is responsible for calling and chairing executive sessions of the independent Directors. The lead director and the Chairman are expected to foster a cohesive Board that cooperates with the Chief Executive Officer towards the ultimate goal of creating shareholder value.

Board Oversight of Risk

        The Board's role in risk oversight at Tyco is consistent with Tyco's leadership structure, with management having day-to-day responsibility for assessing and managing Tyco's risk exposure and the Board and its committees providing oversight in connection with those efforts, with particular focus on the most significant risks facing Tyco. The Board performs its risk oversight role in several ways. Board meetings regularly include strategic overviews by the Chief Executive Officer of Tyco that describe the most significant issues, including risks, affecting Tyco. In addition, the Board is regularly provided with business updates from the leader of each of Tyco's reporting segments, and updates from the General Counsel. The Board reviews the risks associated with Tyco's financial forecasts, business plan and operations. These risks are identified and managed in connection with Tyco's robust enterprise risk management ("ERM") process. The Company's ERM process provides the enterprise with a common framework and terminology to ensure consistency in identification, reporting and management of key risks. The Company's ERM includes a formal process to identify and document the key risks to Tyco perceived by a variety of stakeholders in the enterprise, and is presented to the Board at least annually. In addition, as part of the ERM process, members of the Board perform site visits to Company operational sites. The lead Director and management determine the appropriate operational site and the timing of the enterprise risk assessment meeting.

2013 Proxy Statement            29

        The Board has delegated to each of its committees responsibility for the oversight of specific risks that fall within the committee's areas of responsibility. For example:

  •
  The Audit Committee reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

  •
  The Compensation and Human Resources Committee reviews and discusses with management the extent to which the Company's compensation policies and practices create or mitigate risks for the Company; and

  •
  The Nominating and Governance Committee reviews and discusses with management the implementation and effectiveness of the Company's corporate governance policies, oversees the ERM process and is deeply involved in key management succession planning.

Board Capabilities

        The Tyco Board as a whole is strong in its diversity, vision, strategy and business judgment. It possesses a robust collective knowledge of management and leadership, business operations, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets.

        The culture of the Board is such that it can operate swiftly and effectively in making key decisions and facing major challenges. Board meetings are conducted in an environment of trust, open dialogue and mutual respect that encourages constructive commentary. The Board strives to be informed, proactive and vigilant in its oversight of Tyco and protection of shareholder assets.

Board Committees

        To conduct its business the Board maintains three standing committees: Audit, Compensation and Human Resources (the "Compensation Committee"), and Nominating and Governance, and they are each entirely composed of independent Directors. Assignments to, and chairs of, the Audit and Compensation Committees are recommended by the Nominating and Governance Committee and selected by the Board. The independent Directors as a group elect the members and the chair of the Nominating and Governance committee. All committees report on their activities to the Board.

        The lead Director may convene "special committees" to review material matters being considered by the Board. Special committees report their activities to the Board.

        To ensure effective discussion and decision making while at the same time having a sufficient number of independent Directors for its three committees, the Board is normally constituted of between ten and thirteen Directors. The number of Directors is set forth in Tyco's Articles of Association.

        The Nominating and Governance Committee reviews the Board's governance guidelines annually and recommends appropriate changes to the Board.

Board Meetings

        The Board meets at least five times annually, and additional meetings may be called in accordance with Tyco's articles of association and organizational regulations. Frequent board meetings are critical not only for timely decisions but also for Directors to be well informed about Tyco's operations and issues. One of these meetings will be scheduled in conjunction with Tyco's annual general meeting of shareholders and Board members are required to be in attendance at the annual general meeting of shareholders either in person or by telephone. The lead Director and the Chairman of the Board, in consultation with the Chief Executive Officer, are responsible for setting meeting agendas with input from the other Directors.

30            2013 Proxy Statement

        Committee meetings are normally held in conjunction with Board meetings. Major committee decisions are reviewed and approved by the Board. The Board chair and committee chairs are responsible for conducting meetings and informal consultations in a fashion that encourages informed, meaningful and probing deliberations. Presentations at Board meetings are concise and focused, and they include adequate time for discussion and decision-making. An executive session of independent Directors, chaired by the lead Director, is held at least annually, and in practice at most Board meetings.

        Directors receive the agenda and materials for regularly scheduled meetings in advance. Best efforts are made to make materials available as soon as one week in advance, but no later than three days in advance. When practical, the same applies to special meetings of the Board. Directors may ask for additional information from, or meetings with, senior managers at any time.

        Strategic planning and succession planning sessions are held annually at a regular Board meeting. The succession planning meeting focuses on the development and succession of not only the chief executive but also the other senior executives.

        The Board's intent is for Directors to attend all regularly scheduled Board and committee meetings. Directors are expected to use their best efforts to attend regularly scheduled Board and committee meetings in person. All independent Board members are welcome to attend any committee meeting.

Board and Committee Calendars

        A calendar of agenda items for the regularly scheduled Board meetings and all regularly scheduled committee meetings is prepared annually by the Chairman of the Board in consultation with the lead Director, committee chairs, and all interested Directors.

Board Communication

        Management speaks on behalf of Tyco, and the Board normally communicates through management with outside parties, including Tyco shareholders, business journalists, analysts, rating agencies and government regulators. The Board has established a process for interested parties to communicate with members of the Board, including the lead Director. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Tyco Board of Directors via email at directors@tyco.com. Shareholders, customers, vendors, suppliers and employees can also raise concerns at https://www.vitaltycoconcerns.com. Inquiries can be submitted anonymously and confidentially.

        All inquiries are received and reviewed by the Office of the Ombudsman. A report summarizing all items received resulting in cases is prepared for the Audit Committee of the Board. The Office of the Ombudsman directs cases to the applicable department (such as customer service, human resources or in the case of accounting or control issues, forensic audit) and follows up with the assigned case owner to ensure that the cases are responded to in a timely manner. The Board also reviews non-trivial shareholder communications received by management through the Corporate Secretary's Office or Investor Relations.

Board Advisors

        The Board and its committees (consistent with the provisions of their respective charters) may retain their own advisors, at the expense of Tyco, as they deem necessary in order to carry out their responsibilities.

2013 Proxy Statement            31

Board Evaluation

        The Nominating and Governance Committee coordinates an annual evaluation process by the Directors of the Board's performance and procedures, as well as that of each committee. This evaluation leads to a full Board discussion of the results. In connection with the evaluation process:

  •
  the lead Director informally consults with each of the Directors;

  •
  the qualifications and performance of all Board members are reviewed in connection with their re-nomination to the Board;

  •
  the Nominating and Governance Committee, the Audit Committee and the Compensation Committee each conduct an annual self-evaluation of their performance and procedures, including the adequacy of their charters, and report those results to the Board.

Board Compensation and Stock Ownership

        The Compensation Committee, in collaboration with the Nominating and Governance Committee, periodically reviews the Directors' compensation and recommends changes in the level and mix of compensation to the full Board. See the Executive Compensation Report for a detailed discussion of the Compensation Committee's role in determining executive compensation.

        To help align Board and shareholder interests, Directors are encouraged to own Tyco common stock or its equivalent. During fiscal year 2011, the Board approved an increase in the ownership multiple from three times their annual cash retainer to five times the retainer. Directors are expected to attain this minimum stock ownership guideline within five years of joining the Board. Once a Director satisfies the minimum stock ownership recommendation, the Director will remain qualified, regardless of market fluctuations, under the guideline as long as the Director does not sell any stock. All but two of our current Directors have met the minimum amount of five times the annual retainer. Both Mr. Daniels and Mr. Drendel joined the Board within the past five years and each of them is expected to reach the minimum stock ownership level within the recommended time period. Mr. Oliver receives no additional compensation for service as a Director.

Director Independence

        To maintain its objective oversight of management, the Board consists of a substantial majority of independent Directors. Directors meet stringent definitions of independence and for those Directors that meet this definition, the Board will make an affirmative determination that a Director is independent. Independent Directors:

  •
  are not former officers or employees of Tyco or its subsidiaries or affiliates, nor have they served in that capacity within the last five years;

  •
  have no current or prior material relationships with Tyco aside from their Directorship that could affect their judgment;

  •
  have not worked for, nor have any immediate family members that have worked for, been retained by, or received anything of substantial value from Tyco aside from his or her compensation as a Director;

  •
  have no immediate family member who is an officer of Tyco or its subsidiaries or who has any current or past material relationship with Tyco;

  •
  do not work for, nor does any immediate family member work for, consult with, or otherwise provide services to, another publicly traded company on whose Board of Directors the Tyco Chief Executive Officer or other member of senior management serves;

32            2013 Proxy Statement

  •
  do not serve as, nor does any immediate family member serve as, an executive officer of any entity with respect to which Tyco's annual sales to, or purchases from, exceed 1% of either entity's annual revenues for the prior fiscal year;

  •
  do not serve, nor does any immediate family member serve, on either the Board of Directors or the compensation committee of any corporation that employs either a nominee for Director or a member of the immediate family of any nominee for Director; and

  •
  do not serve, nor does any immediate family member serve, as a director, trustee, executive officer or similar position of a charitable or non-profit organization with respect to which Tyco or its subsidiaries made charitable contributions or payments in excess of 1% of such organization's charitable receipts in the last fiscal year. In addition, a Director is not independent if he or she serves as a director, trustee, executive officer or similar position of a charitable organization if Tyco made payments to such charitable organization in an amount that exceeds 1% of Tyco's total annual charitable contributions made during the last fiscal year.

        The Board has determined that all of the Director nominees, with the exception of Mr. Oliver and Mr. Breen, meet these standards and are therefore independent of the Company. The independent Director nominees are Michael E. Daniels, Frank M. Drendel, Brian Duperreault, Rajiv L. Gupta, John A. Krol, Brendan R. O'Neill, Sandra S. Wijnberg and R. David Yost.

Director Service

        Directors are elected by an affirmative vote of an absolute majority of the votes represented (in person or by proxy) by shareholders at the annual general meeting of shareholders. They serve for one-year terms (except in instances where a director is elected during a special meeting), ending on the next succeeding annual general meeting. Each Director must tender his or her resignation from the Board at the annual general meeting of shareholders following his or her 72nd birthday. The Board may, in its discretion, waive this limit in special circumstances, as it has done for Mr. Krol, whom the Nominating and Governance Committee has nominated to serve an additional term in light of his extensive business experience and knowledge. Any nominee for Director who does not receive a majority of votes represented from the shareholders is not elected to the Board.

        The Nominating and Governance Committee is responsible for the review of all Directors, and where necessary will take action to recommend to shareholders the removal of a Director for performance, which requires the affirmative vote of a majority of the votes present (in person or by proxy) at a duly called shareholder meeting.

        Directors are expected to inform the Nominating and Governance Committee of any significant change in their employment or professional responsibilities and are required to offer their resignation to the Board in the event of such a change. This allows for discussion with the Nominating and Governance Committee to determine if it is in the mutual interest of both parties for the Director to continue on the Board.

        The guideline is for committee chairs and the lead Director to:

  •
  serve in their respective roles five years, and

  •
  to rotate at the time of the Annual General Meeting following the completion of their fifth year of service.

        The Board may choose to override these guiding principles in special circumstances or if it otherwise believes it is appropriate to do so.

2013 Proxy Statement            33

 Director Orientation and Education

        A formal orientation program is provided to new Directors by the Corporate Secretary on Tyco's mission, values, governance, compliance and business operations. In addition, a program of continuing education is annually provided to incumbent Directors, and it includes review of the Company's Guide to Ethical Conduct. Directors are also encouraged to take advantage of outside continuing education relating to their duties as a Director and to subscribe to appropriate publications at the Company's expense.

Other Directorships, Conflicts and Related Party Transactions

        In order to provide sufficient time for informed participation in their board responsibilities:

  •
  non-executive Directors who are employed as chief executive officer of a publicly traded company are required to limit their external directorships of other public companies to two;

  •
  non-executive Directors who are otherwise fully employed are required to limit their external directorships of other public companies to three; and

  •
  non-executive Directors who are not fully employed are required to limit their external directorships of other public companies to five.

        The Board may, in its discretion, waive these limits in special circumstances. When a Director, the Chief Executive Officer or other senior managers intend to serve on another board, the Nominating and Governance Committee is required to be notified. The Committee reviews the possibility of conflicts of interest or time constraints and must approve the officer's or Director's appointment to the outside board. Each Director is required to notify the chair of the Nominating and Governance Committee of any conflicts. The Chief Executive Officer may serve on no more than two other public company boards.

        The company has a formal, written procedure intended to ensure compliance with the related party provisions in our Guide to Ethical Conduct and with our corporate governance principles. For the purpose of the policy, a "related party transaction" is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than ordinary course, arms-length transactions of less than 1% of the revenue of the counterparty. Transactions exceeding the 1% threshold, and any transaction involving consulting, financial advisory, legal or accounting services that could impair a Director's independence, must be approved by our Nominating and Governance Committee. Any related party transaction in which an executive officer or a Director has a personal interest, or which could present a possible conflict under the Guide to Ethical Conduct, must be approved by a majority of disinterested directors, following appropriate disclosure of all material aspects of the transaction.

        Under the rules of the Securities and Exchange Commission, public issuers such as Tyco must disclose certain "related person transactions." These are transactions in which Tyco is a participant where the amount involved exceeds $120,000, and a Director, executive officer or holder of more than 5% of our common shares has a direct or indirect material interest. Although Tyco engaged in commercial transactions in the normal course of business with companies where Tyco's Directors were employed and served as officers, none of these transactions exceeded 1% of Tyco's gross revenues and these transactions are not considered to be related party transactions.

Guide to Ethical Conduct

        We have adopted the Tyco Guide to Ethical Conduct, which applies to all employees, officers, and Directors of Tyco. The Guide to Ethical Conduct meets the requirements of a "code of ethics" as defined by Item 406 of Regulation S-K and applies to our Chief Executive Officer, Chief Financial

34            2013 Proxy Statement

Officer and Chief Accounting Officer, as well as all other employees. The Guide to Ethical Conduct also meets the requirements of a code of business, conduct and ethics under the listing standards of the NYSE. The Guide to Ethical Conduct is posted on our website at www.tyco.com under the heading "About—Our People and Values." We will also provide a copy of the Guide to Ethical Conduct to shareholders upon request. We disclose any amendments to the Guide to Ethical Conduct, as well as any waivers for executive officers or Directors on our website at www.tyco.com under the heading "About—Our People and Values."

Charitable Contributions

        The Board understands that its members, or their immediate family members, serve as directors, trustees, executives, advisors and in other capacities with a host of other organizations. If Tyco directs a charitable donation to an organization in which a Tyco Director, or their immediate family member, serves as a director, trustee, executive, advisor, or in other capacities with the organization, the Board must approve the donation. Any such donation approved by the Board will be limited to an amount that is less than 1% of that organization's annual charitable receipts, and less than 1% of Tyco's total annual charitable contributions. In line with its matching gift policy for employees, Tyco will make an annual matching gift of up to $10,000 for each Director to qualifying charities.

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COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Director compensation for fiscal 2012 for non-employee directors consisted of an annual cash retainer of $100,000 and restricted stock units ("RSUs") with a grant date value of approximately $120,000 and a one-year vesting term. The lead Director received an additional $30,000 and the Chairs of the Compensation and Audit Committees received an additional $20,000. The Chair of the Nominating and Governance Committee received an additional fee of $15,000. In addition, any member of a special committee of the Board receives meeting fees in an amount of $1,500 per day ($750 for telephonic meetings) for each special committee meeting that he or she attends. In fiscal 2012 Messrs. Gordon, Krol, Gupta and Duperreault received special committee fees, $3,750, $3,000, $3,750 and $3,750, respectively, in connection with the spin-offs of ADT and Tyco Flow Control and related searches to find qualified director nominees for those companies. A Director who is also an employee receives no additional remuneration for services as a Director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Mr. Michael E. Daniels	$100,000	$120,033	$4,030	$224,063
Mr. Frank M. Drendel	$275	—	—	$275
Mr. Brian Duperreault	$103,874	$120,033	$14,030	$237,937
Mr. Rajiv L. Gupta (CC)	$123,750	$120,033	$14,093	$257,876
Mr. John A. Krol	$103,000	$120,033	$12,126	$235,159
Dr. Brendan R. O'Neill (AC)	$120,000	$120,033	$—	$240,033
Dr. William S. Stavropoulos	$100,000	$120,033	—	$220,033
Ms. Sandra S. Wijnberg	$100,000	$120,033	$9,750	$229,783
Mr. R. David Yost	$100,000	$120,033	$14,030	$234,063
Former Directors
Mr. Timothy Donahue	$99,725	$120,033	$4,250	$224,008
Mr. Bruce S. Gordon (L)(NC)	$148,352	$120,033	$14,703	$283,088
Mr. Dinesh Paliwal	$99,725	$120,033	$14,773	$234,531

(L)=	Lead Director
(AC)=	Audit Committee Chair
(CC)=	Compensation Committee Chair
(NC)=	Nominating and Governance Committee Chair.
(1)
This column reflects the fair value of the entire amount of awards granted to Directors calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, excluding estimated forfeitures. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing market price of Tyco common stock on the date of grant. RSUs granted to Board members generally vest and the underlying units are converted to shares and delivered to Board members on the anniversary of the grant date.

(2)
All other compensation includes the aggregate value of all matching charitable contributions made by the Company on behalf of the Directors during the fiscal year. The Company matches the contributions of Directors made to qualifying charities up to a maximum of $10,000 per calendar year. For Mr. Krol, the matching charitable contributions were made in the same fiscal year, but different calendar years. In addition, all other compensation includes (i) the value of the discount on home security systems installed by the Company in Directors' homes and discounts on security monitoring services, which did not exceed $468 for any Director in fiscal 2012, and (ii) $4,030 of food and other amenities provided to spouses of all Directors except Messrs. Drendel, Krol, O'Neill and Stavropoulos in connection with social functions organized by the Company following a regularly scheduled board meeting. For former directors, all other compensation includes up to $673 in director fees paid for service on the ADT board.

36            2013 Proxy Statement

COMMITTEES OF THE BOARD

        The table below provides fiscal year 2012 membership and meeting information for each of the Board Committees. In connection with the spin-off of ADT, Messrs. Donahue, Gordon and Paliwal resigned from Tyco's Board. Mr. Duperreault became the independent lead Director and chairman of the Nominating and Governance Committee, and Messrs. Gupta and O'Neill continued in their respective roles as chairmen of the Compensation and Audit Committees.

Name	Audit	Nominating & Governance	Compensation & Human Resources	Date Elected to Board
Mr. Michael E. Daniels	X			03/10/2010
Mr. Timothy M. Donahue			X	03/13/2008
Mr. Brian Duperreault		X		03/25/2004
Mr. Bruce S. Gordon (L)(C)		X		01/13/2003
Mr. Rajiv L. Gupta (C)			X	03/10/2005
Mr. John A. Krol		X		08/06/2002
Dr. Brendan R. O'Neill (C)	X			03/06/2003
Mr. Dinesh Paliwal	X			03/09/2011
Dr. William S. Stavropoulos	X			03/08/2007
Ms. Sandra S. Wijnberg			X	03/06/2003
Mr. R. David Yost			X	03/12/2009
Number of Meetings During Fiscal Year 2012	9	6	12

(L) = Lead Director

(C) = Committee Chair

        During fiscal 2012, the full Board met 12 times. All of our Directors attended over 75% of the meetings of the Board and the committees on which they served in fiscal 2012. The Board's governance principles provide that Board members are expected to attend each Annual General Meeting. At the 2012 Annual General Meeting, all of the current Board members were in attendance.

        Audit Committee.    The Audit Committee monitors the integrity of Tyco's financial statements, the independence and qualifications of the independent auditors, the performance of Tyco's internal auditors and independent auditors, Tyco's compliance with legal and regulatory requirements and the effectiveness of Tyco's internal controls. The Audit Committee is also responsible for retaining, subject to shareholder approval, evaluating, setting the remuneration of, and, if appropriate, recommending the termination of Tyco's auditors. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Audit Committee held 9 meetings during fiscal 2012. During 2012, the members of the Audit Committee were Messrs. Daniels and Paliwal and Drs. O'Neill and Stavropoulos, each of whom is independent under NYSE listing standards and SEC rules for audit committee members. In connection with the spin-off of ADT, Mr. Paliwal resigned from the Board and the Audit Committee. He was replaced on the Audit Committee by Mr. Frank M. Drendel, who was elected to the Board effective as of the date of Separation at the special general meeting called to approve it. In addition, Mr. Stavropoulos transitioned from the Audit Committee to the Nominating and Governance Committee effective as of the date of Separation. Dr. O'Neill is the chair of the Audit Committee. The Board has determined that Dr. O'Neill and Mr. Drendel are audit committee financial experts.

        Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board

2013 Proxy Statement            37

the Director nominees for the Annual General Meeting of shareholders, developing and recommending to the Board a set of corporate governance principles, and playing a general leadership role in Tyco's corporate governance. In addition, the Nominating and Governance Committee oversees our environmental, health and safety management system and enterprise risk assessment activities. The Nominating and Governance Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Nominating and Governance Committee held 6 meetings during fiscal 2012. The members of the Nominating and Governance Committee in fiscal 2012 were Messrs. Krol, Gordon and Duperreault, each of whom is independent under NYSE listing standards. In addition to being lead Director, Mr. Gordon also chaired this committee. In connection with the spin-off of ADT, Mr. Gordon resigned from the Board and his position on the Nominating and Governance Committee. Mr. Duperreault replaced Mr. Gordon as lead Director and as chairman of the Nominating and Governance Committee. In addition, Mr. Stavropoulos transitioned from the Audit Committee to the Nominating and Governance Committee.

        Compensation and Human Resources Committee.    The Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether Tyco's officers, Directors and employees are compensated according to these objectives, and carries out certain of the Board's responsibilities relating to the compensation of Tyco's executives. The Compensation Committee operates under a charter approved by the Board. The charter is posted on Tyco's website at www.tyco.com and we will provide a copy of the charter to shareholders upon request. The Compensation Committee held 12 meetings during fiscal 2012. During 2012, the members of the Compensation Committee were Ms. Wijnberg and Messrs. Donahue, Gupta and Yost. In connection with the spin-off of ADT, Mr. Donahue resigned from the Board and his position on the Compensation Committee. Mr. Gupta is the chair of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under NYSE listing standards. In addition, each member is a "Non-Employee" Director as defined in the Securities Exchange Act of 1934 and is an "outside director" as defined in section 162(m) of the Internal Revenue Code. For more information regarding the Compensation Committee's roles and responsibilities, see the Executive Compensation Report.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee during fiscal 2012 or as of the date of this proxy statement is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee or board of any company that employed any member of the Company's Compensation Committee or Board of Directors.

Nomination of Directors and Board Diversity

        The Nominating and Governance Committee, in accordance with the Board's governance principles, seeks to create a Board that as a whole is strong in its collective knowledge and has a diversity of skills and experience with respect to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and global markets. The Tyco Board does not have a specific policy regarding diversity. Instead, the Nominating and Governance Committee considers the Board's overall composition when considering a potential new candidate, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of Tyco's current and expected future needs. In addition, the Nominating and Governance Committee believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

38            2013 Proxy Statement

        General criteria for the nomination of Director candidates include:

  •
  the highest ethical standards and integrity;

  •
  a willingness to act on and be accountable for Board decisions;

  •
  an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

  •
  a history of achievement that reflects superior standards for themselves and others;

  •
  loyalty and commitment to driving the success of the Company;

  •
  an ability to take tough positions while at the same time working as a team player; and

  •
  individual backgrounds that provide a portfolio of experience and knowledge commensurate with the Company's needs.

        The Company also strives to have all non- employee Directors be independent. In addition to having such Directors meet the NYSE definition of independence, the Board has set its own more rigorous standard of independence. The Committee must also ensure that the members of the Board as a group maintain the requisite qualifications under NYSE listing standards for populating the Audit, Compensation and Nominating and Governance Committees. In addition, the Committee ensures that each member of the Compensation and Human Resources Committee is a "Non-Employee" Director as defined in the Securities Exchange Act of 1934 and is an "outside director" as defined in section 162(m) of the Code.

        As provided in its charter, the Nominating and Governance committee will consider Director candidates recommended by shareholders. To recommend a Director candidate, a shareholder should write to Tyco's Secretary at Tyco's current registered address: Freier Platz 10, CH-8200 Schaffhausen, Switzerland. Such recommendation must include:

  •
  the name and address of the candidate;

  •
  a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above;

  •
  the candidate's signed consent to serve as a Director if elected and to be named in the proxy statement; and

  •
  evidence of share ownership of the person making the recommendation.

        The recommendation must also include documentary evidence of ownership of Tyco common shares if the shareholder is a beneficial owner, as well as the date the shares were acquired, as required by the Company's Articles of Association.

        To be considered by the Nominating and Governance Committee for nomination and inclusion in the Company's proxy statement for the 2014 Annual General Meeting of Shareholders, shareholder recommendations for Director must be received by Tyco's Corporate Secretary no later than September 24, 2013. Once the Company receives the recommendation, the Company may deliver a questionnaire to the candidate that requests additional information about the candidate's independence, qualifications and other information that would assist the Nominating and Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company's proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating and Governance Committee. No candidates were recommended by shareholders in connection with the 2013 Annual General Meeting.

2013 Proxy Statement            39

        The Nominating and Governance Committee currently employs an unrelated search firm to assist the Committee in identifying candidates for Director. The Committee also receives suggestions for Director candidates from Board members. All ten of our nominees for Director are current members of the Board. In evaluating candidates for Director, the Committee uses the qualifications described above, and evaluates shareholder candidates in the same manner as candidates from all other sources. Based on the Nominating and Governance Committee's evaluation of the current Directors, each nominee was recommended for election.

Executive Officers

        The current executive officers of Tyco are:

        Madeleine G. Barber—Ms. Barber, age 49, has been our Senior Vice President and Chief Tax Officer since October 2011. She is responsible for the company's global tax function, which includes tax planning, tax accounting & reporting and tax audits. Ms. Barber joined Tyco in December 2004 after having spent 16 years in public accounting. She began her career at Arthur Andersen, where she was promoted to partner in 2000. In May 2002, Ms. Barber joined KPMG LLP as a tax partner in the firm's international corporate tax practice. While at KPMG and Andersen, Ms. Barber worked primarily with U.S. and foreign based Fortune 500 clients on complex multinational tax issues such as international mergers and acquisitions, transfer pricing, cross-border financing structures and cross-border dispute resolution.

        Lawrence B. Costello—Mr. Costello, age 64, is our Executive Vice President and Chief Human Resources Officer, responsible for setting HR strategy and leading the global HR organization. Mr. Costello joined Tyco in February 2012. Prior to joining Tyco, Mr. Costello was senior vice president of global HR and corporate officer with Trane (formerly American Standard Companies) for eight years, and held a similar role for six years with the Campbell Soup Company. He has also served as the president of the Lawrence Bradford Group, a leading HR consulting practice. Mr. Costello has also held senior HR leadership positions with Confab Companies and PepsiCo. He has a bachelor's degree in business and finance administration from Rider University and attended the Program for Management Development at Harvard University.

        Brian L. McDonald—age 49, is our Executive Vice President and Chief Operating Officer, Installation and Services, a position he has held since January 2012 when the Company realigned its reporting segments to combine its commercial security and fire protection businesses. Mr. McDonald was the Chief Operating Officer of Fire Protection Services, an organization within Tyco Fire Protection, since 2010. In these positions, Mr. McDonald has been responsible for all global installation and services businesses. Mr. McDonald joined the Company in 2004, starting in SimplexGrinnell, where he successively led Sales, Field Operations and Southern Operations, before transferring to ADT in 2008 to serve as Managing Director for ADT Security U.K. & Ireland.

        Arun Nayar—Mr. Nayar, age 62, is our Executive Vice President and Chief Financial Officer. He joined Tyco as the Senior Vice President and Treasurer in March 2008 and was also the Chief Financial Officer of ADT Worldwide through October 2010. In October 2010, Mr. Nayar assumed expanded responsibilities as head of Tyco's Financial Planning & Analysis and Investor Relations groups. Prior to joining Tyco, Mr. Nayar spent six years at PepsiCo, Inc., most recently as Chief Financial Officer of Operations, and before that as Vice President and Assistant Treasurer of Capital Markets.

        George R. Oliver—Mr. Oliver, age 52, is our Chief Executive Officer and a member of the Board of Directors. He joined Tyco in July 2006, serving as president of Tyco Safety Products from 2006 to 2010 and as president of Tyco Electrical & Metal Products from 2007 through 2010. He was appointed president of Tyco Fire Protection in 2011. Before joining Tyco, he served in operational leadership roles of increasing responsibility at several General Electric divisions. Mr. Oliver serves as a director on the

40            2013 Proxy Statement

board of Atkore International Inc., an equity investment of Tyco and is a trustee of Worcester Polytechnic Institute. Mr. Oliver has a bachelor's degree in mechanical engineering from Worcester Polytechnic Institute.

        Judith A. Reinsdorf—Ms. Reinsdorf, age 49, has been our Executive Vice President and General Counsel since March 2007. She is responsible for overseeing the Company's legal function, public affairs, communications and environmental, health & safety organizations. From October 2004 to February 2007, Ms. Reinsdorf served as Vice President, General Counsel and Secretary of C. R. Bard, Inc., a medical device company. Previously, she had served as Vice President and Corporate Secretary of Tyco from 2003 to 2004 and as Vice President and Associate General Counsel of Pharmacia Corporation from 2000 to 2003.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of shares of common stock beneficially owned as of December 31, 2012 by each current Director, nominee for Director, executive officer named in the Summary Compensation Table under "Executive Officer Compensation" and the Directors and current executive officers of the Company as a group.

Beneficial Owner	Title	Number of Common Shares Beneficially Owned(1)		Percentage of Class
Officers and Directors
Edward D. Breen	Chairman of the Board of Directors	4,221,241	(2)(3)(4)	*
Michael E. Daniels	Director	4,501
Patrick K. Decker	Named Executive Officer	529,597	(3)	*
Frank M. Drendel	Director	5,000
Brian Duperreault	Lead Director	24,043	(2)	*
Rajiv L. Gupta	Director	23,466	(2)	*
Naren K. Gursahaney	Named Executive Officer	86,392
John A. Krol	Director	28,787	(2)	*
George Oliver	Chief Executive Officer	1,026,970	(3)
Brendan R. O'Neill	Director	26,337	(2)	*
Laurie A. Siegel	Named Executive Officer	265,957	(3)	*
Frank S. Sklarsky	Named Executive Officer	0		*
William S. Stavropoulos	Director	15,045	(2)	*
Sandra S. Wijnberg	Director	29,189	(2)	*
R. David Yost	Director	24,412		*
All Directors and executive officers as a group (21 persons)		6,845,102		1.5%

*
Less than 1.0%

(1)
The number shown reflects the number of common shares owned beneficially as of December 31, 2012, based on information furnished by the persons named, public filings and Tyco's records. A person is deemed to be a beneficial owner of common shares if he or she, either alone or with others, has the power to vote or to dispose of those common shares. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment authority with respect to the shares listed. To the extent indicated in the notes below, common shares beneficially owned by a person include common shares of which the person has the right to acquire beneficial ownership within 60 days after December 31, 2012. There were 465,344,158 Tyco common shares outstanding on such date (excluding shares held directly or indirectly in treasury).

(2)
Includes vested DSUs as follows: Mr. Breen, 997,420; Mr. Duperreault, 17,708; Mr. Gupta, 14,644; Mr. Krol, 20,473; Dr. O'Neill, 20,473; Dr. Stavropoulos, 8,431; and Ms. Wijnberg, 20,473. Distribution of the DSUs for Mr. Breen will occur on or about March 28, 2013. For each other Director, distribution will occur upon the earliest of (i) the termination of the individual from the Company's Board (other than for cause), (ii) a change in control of the Company and (iii) December 31, 2017. Upon the occurrence of such event, the Company will issue the number of Tyco common shares equal to the aggregate number of vested DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(3)
Includes the maximum number of shares for which these individuals can acquire beneficial ownership upon the exercise of stock options that are currently vested or will vest before

42            2013 Proxy Statement

  February 29, 2013 as follows: Mr. Breen, 2,779,708; Mr. Decker, 412,136; Mr. Oliver, 862,088; and Ms. Siegel, 242,004.

(4)
Includes 92,000 shares held in the Edward D. Breen 2010-1 Trust.

        The following table sets forth the information indicated for persons or groups known to the Company to be beneficial owners of more than 5% of the outstanding common shares.

Name and Address of Beneficial Owner\	Number of Common Shares Beneficially Owned		Percentage of Common Stock Outstanding on December 31, 2012
BlackRock Inc. 40 East 52nd Street New York, NY 10022	29,568,489	(1)	6.4%

(1)
The amount shown for the number of common shares over which BlackRock Inc. exercised investment discretion was provided pursuant to the Schedule 13G/A filed February 13, 2012 with the SEC, indicating beneficial ownership as of December 30, 2011.

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EXECUTIVE OFFICER COMPENSATION REPORT

Compensation Discussion and Analysis

        On the last day of its fiscal 2012, September 28, 2012, Tyco successfully completed the spin-offs of its North American residential security business and its flow control business (which was immediately combined with Pentair, Inc., an independent publicly traded company) (the "Separation"). These businesses are now called The ADT Corporation ("ADT") and Pentair, Ltd. ("Pentair"), respectively. Following the Separation, Tyco is a smaller, more focused organization with a new management team. In anticipation of the Separation, decisions concerning roles and compensation were made for the new management team for fiscal 2013. Compensation actions were also taken for the pre-Separation management team to facilitate their transition and to recognize performance through fiscal 2012.

        This Compensation Discussion and Analysis ("CD&A") provides background on the Separation, addresses the fiscal 2013 programs for the new management team, and discusses those compensation actions that were taken in fiscal 2012 for the pre-Separation management team.

        Those individuals who we believe will be our "named executive officers" in fiscal 2013 and beyond are referred to throughout this CD&A as "Executive Officers." Those individuals who were "named executive officers" in fiscal 2012 (referred to throughout this CD&A as "Named Executive Officers") pertain to the pre-Separation management team and consist of: Edward D. Breen, the Chairman and Chief Executive Officer; Frank S. Sklarsky, the Executive Vice President and Chief Financial Officer; Naren K. Gursahaney, President, ADT North America Residential & Small Business; Laurie A. Siegel, Senior Vice President, Human Resources; and George R. Oliver, President, Commercial Fire & Security. In addition, information regarding Mr. Patrick K. Decker, formerly the Company's President of its Flow Control business segment, is provided.

Introduction

        Tyco's Separation became effective on September 28, 2012, the last day of fiscal 2012. Tyco's Board of Directors approved the Separation after considering many factors. In particular, the commercial fire and security business, the North American residential security business and the flow control business operated with distinct business models, each with different growth opportunities, operating models, capital investment needs, customers and end markets. Tyco's residential and small business security business was a subscriber-based business with steady cash flow heavily focused in North America; Tyco's flow control business was largely an industrial manufacturing business tied to longer lead-time infrastructure projects with significant overseas operations, in particular in emerging markets; and the commercial fire and security business was predominantly a product design, installation and services business. Apart from these distinctions, Tyco's Board of Directors and senior management noted that each of the three businesses operated under strong leadership teams, held leading positions within their respective markets and were of sufficient scale to operate successfully and grow as independent companies. Accordingly, following a thorough review of strategic alternatives for each of the businesses, Tyco's Board of Directors approved the Separation and recommended that shareholders also approve the transaction. On September 17, 2012, Tyco's shareholders overwhelmingly approved the Separation, with over 99% of the shares voted favoring the distributions of the ADT and flow control businesses. Tyco's shareholders have been rewarded for this transaction, as Tyco's shares have appreciated approximately 28% from the announcement to closing of the transaction, compared to the S&P 500 Industrials Index rise of approximately 19%. Over longer time periods Tyco's total shareholder return (TSR) has also outperformed the S&P 500 Industrials Index, as illustrated below.

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 Tyco TSR vs. S&P 500 Industrials Index

        Post-Separation, Tyco is a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Its goal is to advance safety and security by finding smarter ways to save lives, improve businesses and protect where people live and work. Tyco's broad portfolio of products and services, sold under well-known brands such as Tyco, SimplexGrinnell, Sensormatic, Wormald, Ansul, Simplex, Grinnell and Scott, serve security, fire detection and suppression and life safety needs across commercial, industrial, retail, institutional, and governmental markets, as well as residential and small business markets. We hold market-leading positions in large, fragmented industries, and we believe that we are well positioned to leverage our global footprint, deep industry experience, strong customer relationships and innovative technologies to expand our business in both developed and emerging markets.

        In connection with the Separation, the Committee reviewed the executive compensation programs existing at Tyco, and made a number of changes intended to align Tyco's pay practices with the new, more focused Tyco. Throughout the course of the year, the Committee also played an active oversight role in the design of ADT's executive compensation programs as it prepared to emerge from Tyco as an independent public company. Although the actions described below relate solely to Tyco, the Committee also recommended to ADT's board many parallel actions with respect to ADT post-separation executive officers. The Committee generally did not address post-Separation compensation issues for Pentair because, pursuant to the terms of the merger agreement governing the transaction, the existing management team and board of directors of Pentair Inc. would manage the combined business following the Separation.

Separation Impact on Executive Officers and Named Executive Officers

        As a result of the Separation, a significant number of Tyco's employees and executives either assumed new positions with ADT and Pentair, were appointed to new positions within Tyco, or

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terminated from their positions with Tyco. The table below describes the impact of the Separation on our management team:

2012 Executive Officers
Name	Pre-Announcement Position	Post-Separation Position
Edward D. Breen	Chairman and Chief Executive Officer	Chairman of the Board (terminated employment)
Frank S. Sklarsky	Chief Financial Officer	Terminated employment
George R. Oliver	President, Tyco Fire Protection	Chief Executive Officer
Naren K. Gursahaney	President, Tyco Security Solutions	Terminated employment to become CEO of ADT
Laurie A. Siegel	Senior Vice President, Human Resources	Terminated employment
Patrick K. Decker	President, Tyco Flow Control	Terminated employment

Name	Pre-Announcement Position	Post-Separation Position
George R. Oliver	President, Tyco Fire Protection	Chief Executive Officer
Arun Nayar	Senior Vice President, Financial Planning & Analysis, Investor Relations and Treasurer	Executive Vice President and Chief Financial Officer
Judith A. Reinsdorf	Executive Vice President and General Counsel	Executive Vice President and General Counsel
Lawrence B. Costello	N/A	Executive Vice President and Chief Human Resources Officer
Brian McDonald	Chief Operating Officer, Tyco Fire Protection	Chief Operating Officer, Installation and Services

*
Other than Mr. Decker, who terminated employment effective August 31, 2012, all promotions and employment terminations were effective at the close of business on September 28, 2012, the last day of Tyco's fiscal 2012.

        At the close of our fiscal year, on September 28, 2012, Mr. Oliver assumed the CEO role at Tyco and Mr. Gursahaney assumed the CEO role at ADT. Tyco's Board approved these promotions because, over the course of their tenures with Tyco, Mr. Oliver and Mr. Gursahaney demonstrated the leadership skills, integrity and knowledge that the Board deemed necessary for future success as leaders of their respective businesses. Except for Mr. Costello, each member of Tyco's executive leadership team was also an internal candidate who either received a promotion or retained his or her existing position in connection with the Separation. The Committee reviewed each of these positions and determined that each individual was best suited to lead his or her respective post-Separation business or corporate function in support of Tyco's post-separation business goals. The discussion in Section 1 below describes the actions that the Committee took in fiscal 2012 with respect to the post-Separation compensation of this group of executives.

        Also on September 28, 2012, Messrs. Breen and Sklarsky, and Ms. Siegel terminated employment with Tyco. Mr. Decker, the former president of Tyco Flow Control, terminated employment effective August 31, 2012 to assume the CEO position with Harsco Corporation, a company unrelated to Tyco. Each of these Named Executive Officers received severance benefits in connection with his or her

46            2013 Proxy Statement

termination. Mr. Breen's severance was governed by his employment agreement, which defined a "Good Reason" resignation as, among other things, a resignation due to a change in duties which results in a significant diminution in his position, authority, duties or responsibilities. Because the Separation would have allowed Mr. Breen to trigger this provision had he remained CEO, the Board agreed to treat Mr. Breen's resignation from the CEO role as a "Good Reason" triggering event, and, as a result, a significant portion of the fiscal 2012 compensation reported in the executive compensation tables below reflect this treatment. Messrs. Sklarsky and Decker and Ms. Siegel did not have positions in any of the post-Separation companies, and were treated in the same manner as all other employees who were terminated in connection with the Separation. Cash benefits and the continuation of health and welfare benefits were consistent with the benefits provided for in the Tyco International Severance Plan for U.S. Officers and Executives. Equity granted prior to October 2011 fully vested upon completion of the Separation. Equity granted in October 2011 vested pro rata based on the number of months served in the vesting period. The discussion in Section 2 below describes the compensation of these executives in fiscal 2012, along with the compensation of Mr. Oliver and Mr. Gursahaney in respect of their pre-Separation roles.

Other Separation-Related Actions

        In addition to considering matters related to Tyco's post-Separation executive leadership group, the Committee addressed a number of other matters directly related to the Separation to bring pay arrangements in line with best governance practices. During fiscal 2012, the Committee approved the following changes for the post-Separation company:

  •
  Added a "double trigger" requirement before severance benefits are paid or equity acceleration occurs in connection with a change in control event for all Executive Officers, including the CEO. Prior to the Separation, change-in-control benefits for the CEO were governed by his employment agreement. No such employment agreement exists between our current CEO and Tyco.

  •
  Reduced the severance multiple for the CEO under the Tyco International Severance Plan for U.S. Officers and Executives and Tyco International Change in Control Severance Plan for Certain U.S. Officers and Executives (the "CIC Severance Plan") to two times annual base and target bonus from three times.

  •
  Eliminated other benefits for the CEO, including:

•
Excise tax gross-ups payable in connection with a change-in-control, and

•
a defined benefit pension plan.

•
Approved the Tyco International Ltd. 2012 Stock and Incentive Plan (the "2012 Plan"), which replaces the 2004 Stock and Incentive Plan (the "2004 Plan"). The 2012 Plan makes available for future grant 50,000,000 shares of Tyco stock in connection with long-term incentive awards over the next 10 years, and is otherwise substantially consistent with the terms of the 2004 Plan.

        In addition, prior to the Separation, the Committee approved a number of changes designed to facilitate the transition, including:

  •
  Approved the truncation of the performance periods for all outstanding performance share units ("PSUs") so that each period ended on June 29, 2012 (the last day of Tyco's fiscal third quarter). This modification was necessary to complete the Separation, as the performance metrics applicable to the PSUs would no longer be meaningful following the Separation. The awards maintained their original vesting schedule.

  •
  Approved the conversion of all pre-Separation stock options and RSUs (including those converted from PSUs) into either (i) post-Separation Tyco awards or (ii) post-Separation awards

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    of Tyco, ADT and Pentair as of the date of Separation. In each case, the conversions were accomplished in a manner designed to preserve the intrinsic value of the equity awards for all plan participants.

  •
  Approved the acceleration of vesting of equity for employees who lost their positions as a result of the Separation, providing for full vesting of equity awards granted prior to October 2011 and pro rata vesting for awards granted in October 2011 and thereafter.

  •
  Approved a special bonus plan for key employees whose responsibilities and workloads would be significantly increased by the Separation. The Named Executive Officers of the Company were not eligible to participate, and did not receive, any special bonus for successfully completing the Separation.

        The impact of these actions on the Executive Officers and/or the Named Executive Officers is discussed in more detail below. The first section deals with compensation actions taken in fiscal 2012 with respect to our post-Separation Executive Officers. The second section deals with the compensation of our fiscal 2012 Named Executive Officers. As a result of the Separation, most of these officers are no longer Tyco executives.

SECTION 1: POST-SEPARATION EXECUTIVE OFFICER COMPENSATION

Executive Compensation Philosophy

        This section of the CD&A discusses the compensation arrangements for our Executive Officers following the Separation. Although the Separation had a major impact on the business and operations of the Company, it has not changed the Company's compensation philosophy. The Company's executive compensation programs continue to be based on the philosophy that they must (i) reinforce Tyco's business objectives and the creation of long-term shareholder value; (ii) provide for performance-based reward opportunities that support growth and innovation without encouraging or rewarding excessive risk; (iii) align the interests of executives and shareholders by weighting a significant portion of compensation on sustained shareholder returns through long-term performance programs; (iv) attract, retain and motivate key executives by providing competitive compensation with an appropriate mix of fixed and variable compensation, short-term and long-term incentives, and cash and equity-based pay; and (v) recognize and support outstanding individual performance and behaviors that demonstrate our core values—Integrity, Excellence, Teamwork and Accountability. With this philosophy in mind, prior to the Separation, the Committee:

  •
  Established a framework for evaluating proposed compensation levels for key post-separation senior leadership positions at the Company. As part of this process, the Committee established a working peer group to assist in the benchmarking of salary, annual performance bonus and long-term equity incentives. In doing so, the Committee considered the Company's lower, post-Separation annual revenue and market capitalization, which had the effect of lowering benchmark pay for most positions.

  •
  Approved the compensation package for Mr. Oliver (the newly-promoted Chief Executive Officer) by considering relative positioning to external benchmarks. The Committee targeted total direct compensation (base salary plus target annual performance bonus plus target long-term equity incentives) at or slightly below the 50th percentile of these benchmarks. Mr. Oliver's targeted direct compensation represents an appropriate increase from his fiscal 2012 compensation due to his increased responsibilities as CEO, but a decrease in the pay positioning for the CEO role relative to Mr. Breen, the Company's former CEO, due to the smaller size of the Company going forward and the experience of Mr. Breen in his role.

  •
  Reviewed the total direct compensation levels for each Executive Officer role in the post-separation Company, and aligned total direct compensation targets at approximately the

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    50th percentile depending upon a number of factors specific to the role and the candidate. The Committee approved pay increases where appropriate to reflect the significant increases in responsibility for those employees that were assuming elevated post-Separation roles.

  •
  Awarded one-time Leadership Grants to selected employees, including the Executive Officers, to further solidify Executive Officer alignment with the long-term success of the Company. The Leadership Grants consist of stock options and restricted stock units ("RSUs") with multiple-year vesting schedules.

  •
  As noted above, the Committee also added the "double trigger" requirement before severance benefits are paid or equity acceleration occurs in connection with a change in control event for the CEO, reduced the severance multiple for the CEO under the CIC Severance Plan, eliminated excise tax gross-ups for the CEO and eliminated the defined benefit pension plan for the CEO.

Existing Compensation and Governance Features that Remain Post-Separation

        Following the Separation, the Committee continues to maintain a strong compensation governance framework. This framework includes the following features:

  •
  Variable compensation is heavily weighted on long-term incentives to align compensation with sustained shareholder returns. Both before and after the Separation, 100% of long-term incentive awards for our CEO are performance-based—consisting of stock options and PSUs.

  •
  Incentive awards are contingent on achieving targets that are established and approved by the Committee at the beginning of the applicable performance period. All awards are assigned thresholds that define a minimum level of achievement before they pay out, and all award payments are capped at 200% of target.

  •
  The peer group of companies used to benchmark executive compensation levels is carefully reviewed at least annually by the Committee with input from its independent consultant. Changes to the peer group require Committee approval.

  •
  The Committee regularly reviews executive perquisites. In recent years, the Company has eliminated tax gross-ups on supplemental benefits for all executives; has discontinued supplemental life, disability and long-term care benefits for new executives; and has discontinued the cash allowance perquisite for all executives.

  •
  The Committee annually completes a risk assessment of the Company's executive and broad-based compensation programs to evaluate whether they drive behaviors that are within the risk management parameters it deems prudent.

  •
  The Company maintains a robust share ownership and retention policy for both directors and officers. Executive Officers are required to achieve and maintain minimum stock ownership levels (two to six times base salary). Directors are required to achieve and maintain minimum stock ownership levels of five times the annual cash retainer.

  •
  The Company maintains an expansive pay recoupment policy to claw back compensation earned as a result of fraudulent or illegal conduct. We expect to modify the policy upon implementation of the Dodd-Frank Act to comply with applicable regulations.

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  •
  Under the Company's insider trading policy, employees, including Executive Officers, are prohibited from speculating in Company securities or engaging in transactions designed to hedge their ownership interests.

  •
  The Committee consists solely of independent directors. The Committee's independent consultant provides no other services to the Company and has no relationship with management that would compromise independence.

        The features described above are important components of the Company's executive compensation governance framework. The sections that follow provide more detailed information regarding the post-Separation compensation levels of our Executive Officers, the Company's post-Separation peer group, the elements of compensation for our Executive Officers, and other features important to the Company's executive compensation programs.

Post-Separation Executive Compensation Overview

        Prior to the Separation, the Committee developed and approved the post-Separation annual target compensation levels for all post-Separation Executive Officers, focusing on the key elements of compensation—annual base salary, the annual performance bonus, and long-term equity incentives. In doing so, the Committee considered the results of past shareholders votes regarding our executive compensation programs, as well as input from shareholders obtained as a result of past outreach efforts, and determined that its historical practice of weighting the majority of each Executive Officer's targeted direct compensation with at-risk performance-based awards continued to be the most appropriate way to reward executives for performance.

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        Post-Separation, the target compensation levels for our Executive Officers are as follows:

George R. Oliver (CEO):
Base Salary	$975,000
Target Bonus	975,000
Target Annual Long-Term Incentive Award	5,000,000

Total	$6,950,000
Arun Nayar (Executive Vice President, CFO):
Base Salary	$500,000
Target Bonus	400,000
Target Annual Long-Term Incentive Award	1,300,000

Total	$2,200,000
Judith A. Reinsdorf (Executive Vice President, General Counsel):
Base Salary	$535,000
Target Bonus	428,000
Target Annual Long-Term Incentive Award	1,500,000

Total	$2,463,000
Lawrence B. Costello (Executive Vice President, Human Resources):
Base Salary	$425,000
Target Bonus	297,500
Target Annual Long-Term Incentive Award	1,000,000

Total	$1,722,500
Brian L. McDonald (Executive Vice President, Chief Operating Officer, Install & Service):
Base Salary	$425,000
Target Bonus	297,500
Target Annual Long-Term Incentive Award	800,000

Total	$1,522,500

        Target Annual Long-Term Incentive Awards are split evenly between PSUs and stock options for the CEO. For each other Executive Officer, the mix is 40% PSUs, 40% stock options and 20% RSUs. The amounts above exclude the target value of the special Leadership Grants made in connection with the Separation (discussed on page 54).

        The Committee continues to believe that one of the most important features of a compensation program that pays for performance is an appropriate weighting of pay elements that align management's interest with those of shareholders. As a result, in developing compensation levels for the post-Separation Executive Officers, the Committee continued its practice of placing the greatest proportion of compensation on long-term equity incentives, with the aim of tying the executive's performance-adjusted compensation to sustained shareholder returns. It also placed a significant portion of cash compensation in the form of the annual performance bonus.

        The chart below shows the distribution of total direct pay by element for fiscal 2013 for post-Separation Executive Officers.

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Peer Group

        The Committee evaluates many factors when designing and establishing executive compensation plans and targets. In determining appropriate compensation levels, the Committee considers critical data including the relative complexity and importance of the executive's role within the organization, the executive's experience, record of performance and potential, the compensation levels paid to similarly positioned executives at peer companies, general industry compensation data, and internal pay equity considerations. The peer group of companies that the Committee uses to review relative compensation levels is an important part of the pay-setting process. In connection with the Separation, the Committee approved a working peer group to ensure that compensation levels of the post-Separation Executive Officers align with the Company's smaller size and more focused business lines.

        The working peer group was established by analyzing companies in the existing peer group, and adjusting the composition based on a number of factors, including whether the company has overlapping business lines, competes with us for talent, and is a member of the S&P 500 Index. The Committee, with the assistance of its independent compensation consultant, analyzed up to 17 factors in confirming inclusion. The changes made to the peer group are reflected in the table below. The working peer group consists of 15 industrial and service companies that reflect the competitive landscape in which the new Tyco operates. It also takes into account the scale and geographic diversity of the Company's markets and locations, as well as its blend of product design and manufacturing, installation and service delivery operations. As a result of the changes made to the peer group, Tyco's fiscal 2012 revenue and market capitalization (as of October 31, 2012) are at the median of the working peer group.

• Charter Communications* • Cooper Industries* • Cintas* • Danaher • Dover*	• Eaton • Emerson Electric • Illinois Tool Works • Ingersoll-Rand • Liberty Global*	• Motorola Solutions* • Rockwell Automation* • Stanley Black & Decker* • Waste Management • Xerox*
*
Indicates companies that were added to Tyco's original peer group to form the working peer group. Companies that were deleted from the original peer group to form the working peer group were 3M, Deere & Co., DirecTV Group, General Dynamics, Honeywell International, ITT, Johnson Controls, Raytheon, Sprint Nextel, Time Warner Cable and United Technologies.

52            2013 Proxy Statement

        In addition to relying on the working peer group, Tyco also used general industry data (excluding financial service companies) adjusted for the approximate size and complexity of the post-Separation Tyco, and other benchmark data from third party providers, as a secondary source to help determine compensation for the post-Separation Executive Officers. As demonstrated by the constitution of the Company's post-Separation senior leadership team, the Company's talent strategy calls for both the development of internal leadership and the recruitment of highly experienced leaders from outside the Company. In developing post-Separation executive compensation levels, Tyco broadly targeted total direct compensation at the 50th percentile of the benchmark data. Although these benchmarks represent useful guidelines, the Committee exercised discretion in setting individual executive compensation levels so that they would appropriately reflect the executive's value and expected contributions to the Company, as well as the executive's leadership, commitment to our values, and potential for advancement.

        Going forward, the Committee expects to continue to review and refine this group with input from its new independent compensation consultant, Farient Advisors LLC ("Farient").

Post-Separation Elements of Compensation

        Base Salaries

        Base salary recognizes the value of an individual to Tyco based on his/her role, skill, performance, contribution, leadership and potential. Base salaries are reviewed annually by both the Committee and the Board.

        During fiscal 2012, the Committee approved a 60% base salary increase for Mr. Oliver, a 16% base salary increase for Mr. Nayar and a 12% base salary increase for Mr. McDonald. Each of these Executive Officers was promoted in connection with the Separation, and each new salary level was effective as of the completion of the Separation. Each is at or below the 50th percentile of the benchmark. The Committee also approved Mr. Costello's base salary upon hire of $425,000, which was approximately at the 50th percentile of the benchmark. Ms. Reinsdorf's salary remained unchanged during fiscal 2012 and was not increased in connection with the Separation because her salary was already competitive with the market.

        To reflect the new duties that each of these officers assumed before the Separation was completed, the Committee approved a lump sum award reflecting the prorated salary and bonus increase from April 1, 2012 (May 1, 2012 in the case of Mr. Nayar) through September 28, 2012. Ms. Reinsdorf and Mr. Costello did not receive a lump sum award.

        Annual Incentive Compensation

        Annual incentive compensation for the Executive Officers will be paid in the form of an annual performance bonus under the Company's 2012 Stock and Incentive Plan (the "2012 SIP"). Annual incentive compensation rewards executives for their execution of the operating plan and other strategic initiatives, as well as for financial performance that benefits the Company's business and drives long-term shareholder value creation. It places a meaningful proportion of total cash compensation at risk, thereby aligning executive rewards with the Company's financial results. It also offers an opportunity for meaningful pay differentiation tied to the performance of individuals and groups.

        During fiscal 2012, the Committee approved post-Separation annual target incentive levels at or below the 50th percentile of the benchmark. As a percentage of base salary, Mr. Oliver's targeted annual incentive compensation for fiscal 2013 is unchanged from fiscal 2012, and is 100%. Mr. Nayar's target is 80% of salary, which represents an increase from 75% in fiscal 2012, and Mr. McDonald's target is 70% of salary, an increase from 60% in fiscal 2012. The Committee also approved Mr. Costello's target incentive at 70% of salary and Ms. Reinsdorf's target incentive remained unchanged at 80%.

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        Long Term Incentive Plan

        A key element in the compensation of our executive team is long-term equity incentive awards ("LTI compensation"), which tie a significant portion of compensation to Company performance. The Committee believes that LTI compensation will continue to serve the Company's executive compensation philosophy in several ways. It is intended to attract, retain and motivate talent, and to align the interests of executives with the interests of shareholders by linking a significant portion of the officer's total pay opportunity to share price. LTI compensation is also designed to provide long-term accountability for executives, and it offers opportunities for capital accumulation in lieu of a pension plan for the Company's executive management.

        During fiscal 2012, the Committee reviewed the Company's existing long-term incentive plan, including the plan design, award mix and target values for post-Separation Executive Officers. The Committee determined that the existing annual equity plan design, which places a heavy emphasis on performance-based awards in the form of PSUs and stock options, appropriately aligns the financial interests of the Company's executives with those of shareholders. As a result, for fiscal 2013, the Committee decided to continue the practice of granting the CEO an annual equity award split evenly between PSUs and stock options, and decided to grant other Executive Officers an annual equity award consisting of 40% PSUs, 40% stock options and 20% RSUs. These weightings reflect a heavy performance orientation to the long-term incentive plan, while also encouraging retention by granting RSUs to those below the CEO level.

        The post-Separation PSUs will generally cliff vest at the end of three-year performance periods based on the achievement of certain performance criteria. PSUs granted in fiscal 2013 will cover a performance period beginning on September 29, 2012 and ending on September 25, 2015. The number of shares that will be delivered relative to target will depend primarily on whether the Company achieves a cumulative EPS target (before special items) based on a double digit compound annual growth rate. A minimum performance threshold of 80% of target is required for any shares to vest, and a maximum 200% payout will be paid if the growth rate exceeds 120% of target. The share payout will be modified upward by 25% (but not above the maximum cap) if the Company's total shareholder return relative to the S&P 500 Industrials Index at the end of the performance period ("relative TSR") is greater than or equal to the 67th percentile. It will be modified downward by 25% if the Company's relative TSR is less than or equal to the 33rd percentile. No adjustment will be made for a relative TSR between these two thresholds.

        Annual stock option grants will generally vest in equal installments over four years, have a 10 year term and have an exercise price equal to the Company's closing stock price on the date of grant. RSUs granted in connection with the annual award will be valued using the closing price of Company stock on the date of the grant, and will generally vest in equal installments over four years.

        Leadership Grants

        Also in connection with the Separation the Committee awarded Leadership Grants, comprised of stock options and RSUs, to selected employees to further solidify their alignment with the long-term success of the post-Separation Company. The Committee approved these Leadership Grants as a one-time event, vesting the RSUs 50% upon the third and fourth anniversaries of the grant, and cliff vesting stock options upon the third anniversary of the grant. The Leadership Grants are intended to strengthen the alignment of the new senior management team with shareholders by accelerating the growth of their stock ownership, thereby enhancing employee retention. The Leadership Grants are not expected to be repeated in future years.

54            2013 Proxy Statement

        The following table summarizes the target value and form of awards for both the annual equity grants and the Leadership Grants made to the Executive Officers.

        Executive Benefit Plans and Other Elements of Compensation

        The primary difference between pre- and post-Separation benefit plans relates to the benefits available to our CEO. Prior to the Separation, Mr. Breen's benefits were governed by his employment agreement. Following the Separation, the benefits available to Mr. Oliver are generally consistent with those offered to our other Executive Officers, and are not governed by a separate employment agreement. As a result:

  •
  The Company no longer offers a defined benefit pension plan to any of the Executive Officers.

  •
  The Company no longer provides change-in-control excise tax gross ups for any Executive Officer.

  •
  A "double trigger" is required before severance benefits are paid or equity acceleration occurs in connection with a change in control event for all Executive Officers. In addition, the severance multiple payable to the CEO in such an event has been reduced from three times base salary and bonus to two times base salary and bonus.

        The Company's Executive Officers are eligible to participate in substantially the same benefit plans that are available to all of our other U.S. employees. These benefit programs include Tyco's tax-qualified 401(k) Retirement Savings and Investment Plan ("RSIP") and its medical insurance, dental insurance, life insurance, long-term disability and long-term care plans.

        Executives are also eligible to participate in the Tyco Supplemental Savings and Retirement Plan, which is a deferred compensation plan that permits the elective deferral of base salary and performance-based bonuses for eligible executives earning more than $110,000 per year. The SSRP provides our executives with the opportunity to:

  •
  Contribute retirement savings in addition to amounts permitted under the RSIP.

  •
  Defer compensation on a tax-deferred basis and receive tax-deferred market-based notional investment growth.

  •
  Receive any Company contributions that were reduced under the RSIP due to IRS compensation limits.

        In recent years, the Committee has reviewed the other elements of compensation that were historically part of executives' total compensation and has taken steps to phase-out programs that it

2013 Proxy Statement            55

believes are not in line with best practices. The limited perquisites and other benefits that Tyco continues to provide to certain senior executives consist of the following:

        Supplemental insurance benefits (executive life, disability and long-term care).    In December 2010, Tyco ceased providing the supplemental life, disability and long-term care benefits for newly hired or promoted executives and in December 2012 approved a two year phase out for the executives receiving them at the time of discontinuance, including Messrs. Oliver and Nayar and Ms. Reinsdorf. These programs provide life insurance, long-term disability insurance and long-term care insurance to certain executives. The executive life insurance program typically provides a death benefit equal to approximately two times base salary, and allows the executive to elect to pay additional premiums into the plan. The executive disability insurance program ensures salary continuation above the $15,000 monthly benefit limit provided by the broad based disability plan. The executive long-term care insurance program covers certain executives and their spouses in the event of chronic illness or disability. Under the program, Tyco pays the long-term care premium for 10 years, after which the insurance is fully paid. If the executive leaves prior to the end of the 10-year payment period, he or she has the option to continue making the premium payments to maintain the coverage. Tyco does not pay tax gross-ups for its senior executives on life insurance and long-term disability insurance programs and, as noted above, these benefits will be phased out over the next two years.

        Executive physicals.    Tyco strongly believes in investing in the health and well being of its executives as an important component in providing continued effective leadership for the Company, and will continue to offer annual executive physicals to the Executive Officers.

        Use of corporate aircraft.    Post-Separation, corporate aircraft will continue to be used primarily for business purposes. While the CEO is the only executive pre-approved to use Company aircraft for non-business purposes, other executives may do so, by exception, if expressly approved by the CEO or the Board. There are no gross-ups paid with respect to personal use of aircraft.

        Change in Control and Severance Benefits

        Post-Separation, we continue to provide employment and severance arrangements that are essential to attract and retain executive talent and that are competitive with those provided to executive officers at other large companies publicly traded in the U.S. The benefits that are provided to each of our post-Separation Executive Officers, including the CEO, are provided under the Tyco International Severance Plan for U.S. Officers and Executives (the "Severance Plan") and the Tyco International Change in Control Severance Plan for Certain U.S. Officers and Executives (the "CIC Severance Plan"). These plans were modified in connection with the Separation to provide, among other things, that a severance benefit of two times base salary and bonus (as compared to three times for Mr. Breen) would be payable to the CEO upon a qualifying event. As described below, a "double trigger" is required under the CIC Severance Plan before most benefits become available to the executives covered by that plan.

        Prior to the Separation, the change in control and severance benefits applicable to our CEO were governed by the employment agreement between us and Mr. Breen, and the actual amounts he received in connection with his resignation are described in the "Potential Payments Upon Termination and Change in Control" table included on page 83.

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        The table below summarizes the key terms and provisions of the post-Separation severance plans that are applicable to the Executive Officers. Refer to the "Potential Payments Upon Termination and Change in Control" table for the estimated or actual dollar value of the benefits available under the severance plans in effect as of our fiscal year-end with respect to the Named Executive Officers.

Severance Arrangements for Executive Officers

Description	Change-in-Control	Other Termination (not Change-in-Control)
Governing document:	CIC Severance Plan.	Severance Plan.
	For equity awards, individual award agreements.	For equity awards, both the Severance Plan and individual award agreements.
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Termination events triggering severance cash benefits and benefits continuation:	Involuntary termination other than for cause, permanent disability or death within the period beginning 60 days prior to and ending 2 years following a change in control.	Involuntary termination other than cause, permanent disability or death.
	Good reason resignation within the same time period.	No cash benefit is payable under the Severance Plan in the event of death or disability.
No cash benefit is payable under the CIC Severance Plan in the event of death or disability.
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Severance cash benefit:	Two times base salary and two times target annual bonus.	Two times base salary and two times target annual bonus.
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Executive must sign release to receive severance benefits:	Yes.	Yes.
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Health and welfare benefits continuation:
Twelve months from date of termination for medical and dental and health care reimbursement account benefits only, if the executive does not commence employment with another company during this period. The executive will also be entitled to a cash payment equal to the projected value of the employer portion of medical and dental benefit premiums for the severance period in excess of 12 months.
Twelve months from date of termination for medical and dental and health care reimbursement account benefits only, if the executive does not commence employment with another company during the severance period. The executive will also be entitled to a cash payment equal to the projected value of the employer portion of medical and dental benefit premiums for the severance period in excess of 12 months.
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Description	Change-in-Control	Other Termination (not Change-in-Control)
Bonus in year of termination:	Yes, payable at target.	At the Company's discretion and subject to applicable performance conditions and other incentive plan terms.
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Equity treatment(1):	Awards granted in fiscal 2009 and thereafter provide that, upon a change in control and a qualifying termination event:	Upon an involuntary termination without cause: Awards granted prior to Oct. 12, 2011:

•

All options and RSUs vest in full.

•

All PSUs vest at the higher of target or actual performance.

•

Options remain exercisable until the earlier of (i) the expiration of the remainder of their term and (ii) up to three years following the executive's termination date.

•

All unvested RSUs and stock options are forfeited.

•

Executive receives one additional year of option vesting.

•

PSUs are forfeited unless the executive is retirement eligible, in which case all or a portion of the shares which vest remain subject to performance criteria.

Awards granted on and after Oct. 12, 2011:

•

All unvested RSUs and stock options are forfeited unless the executive is retirement eligible, in which case awards vest pro rata based on the number of full months of service completed from the grant date through the termination date.

• Executive receives one additional year of option vesting.
• PSUs are forfeited unless the executive is retirement eligible, in which case the portion of shares that vest remain subject to performance criteria.
For all awards, the executive has 12 months (or in the case of retirement eligible employees, 36 months) to exercise vested stock options, subject to original term.
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Description	Change-in-Control	Other Termination (not Change-in-Control)
Outplacement assistance:	Up to 12 months.	At Company's discretion for up to 12 months.
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Excise tax gross-up payment:	No.	N/A
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IRC Section 280G Cap on Benefits:	Yes, if the cap results in greater after tax payments to executive, otherwise benefits are not capped.	N/A
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Restrictive covenants:	• Subject to confidentiality and non-disparagement covenants.

•

Prohibited from soliciting customers and employees of Tyco for two years from the date of termination.

•

Prohibited from competing with Tyco for one year from the date of termination.

•

Subject to confidentiality and non-disparagement covenants.

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(1)
Upon death or disability, equity awards generally vest in full, subject to performance conditions for PSUs.

Other Important Post-Separation Governance Features

Role of Independent Compensation Consultant and Company Management

        In carrying out its role in establishing executive compensation plans, the Committee receives advice from an independent compensation consultant, and considers pay strategies and recommendations prepared by the Company's management. Under its charter, the Committee has the sole authority to retain, compensate and terminate the independent compensation consultants and any other advisors necessary to assist it in its evaluation of director, CEO or other senior executive compensation. In connection with the Separation, the Committee reevaluated its independent compensation consultant and, after reviewing the qualifications of several consultants, determined that Farient was best positioned to provide the Committee with independent advice going forward. The responsibilities of Farient post-Separation include the following:

  •
  providing an ongoing review and critique of Tyco's executive compensation philosophy, the strategies associated with it, and the composition of the peer group of companies;

  •
  preparing periodic competitive analyses and conveying advice regarding Tyco's compensation program design, pay mix, corporate performance and goal-setting, and pay-for-performance alignment;

  •
  presenting updates on market trends;

  •
  attending regular and special meetings of the Committee;

  •
  regularly conducting private meetings with the Committee and/or Board without management representatives; and

  •
  conducting an ongoing review and critique of Tyco's director compensation programs.

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        In general, the independent compensation consultant develops pay strategies and recommendations relating to the CEO, which the consultant provides to the Committee. The Committee and the consultant then review and discuss all matters involving the CEO's compensation. After this review, the Committee prepares its own recommendation for the Board to review and discuss. The independent members of our Board have the sole authority to approve compensation decisions made with respect to the CEO, and the Board has established a scorecard against which the performance of the CEO is measured. The basis of the scorecard is the financial plan, as approved by the Board. However, the Committee reviews and approves the performance goals and objectives relevant to the CEO's compensation, evaluates his performance in light of those goals and objectives, and, based upon this evaluation, recommends his compensation for approval by the independent members of the Board.

        With respect to the Company's other Executive Officers and employees, it is the CEO and the Executive Vice President, Human Resources, who develop the pay strategies and recommendations, which the Committee then reviews. However, the authority to approve those strategies and recommendations resides with the different parties according to the employee's seniority. For Executive Officers, decisions must be approved by the independent members of the Board. For employees whose base salary exceeds a certain level, the Committee has the sole authority to approve compensation related actions. For all other employees, the Board has granted the CEO and his designees the authority to approve pay actions. However, the Committee is responsible for approving actions related to certain aspects of the compensation of these employees, such as the size of bonus pools, annual incentive plan performance goals, equity award design, equity value ranges and share pools.

Risk Assessment of Compensation Programs

        The Committee has assessed the company's executive and broad-based compensation programs to evaluate whether they drive behaviors that are demonstrably within the risk management parameters it deems prudent. It has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Tyco's management assessed the company's executive and broad-based compensation and benefits programs on a global basis to determine if the programs' provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of overall program policies and practices; design of long-term incentive compensation plans; design of incentive compensation programs, including local bonus plans and sales incentive plans; and sufficiency of control features. The review focused on plans that had the potential to provide material payouts. In most cases, the significant incentive compensation policies and practices are centrally designed and administered, and are substantially similar to those overseen by the Committee. Field sales personnel are paid primarily on a sales commission basis, but all of our senior executives are paid under the programs and plans for non-sales employees. Certain internal groups have different or supplemental compensation programs tailored to their specific operations and goals, and programs may differ by country due to variations in local laws and customs. In addition, Tyco's compensation structure has embedded risk mitigation features. For example, the emphasis on long-term equity awards as a significant component of compensation mitigates the risk that managers may unduly focus on short-term results. In addition, policies such as stock ownership, share retention and pay recoupment serve as significant risk mitigators. Finally, the Committee's authority to approve performance metrics, targets, minimum thresholds and maximum award caps provide discipline and help eliminate the incentive for excessive risk-taking behavior.

        Based on the foregoing, we believe that our compensation policies and practices do not create inappropriate or unintended material risk to the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage inappropriate risk-taking; are compatible with effective internal controls and the risk management policies; and are supported by the oversight and administration of the Committee with regard to executive compensation programs.

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Stock Ownership Guidelines

        In 2003, the Board established stock ownership and share retention guidelines for the executive management team. The Board believes that executives who own and hold a significant amount of Company stock are aligned with long-term shareholder interests. The guidelines apply to all of our Executive Officers and certain additional senior executives. The Committee reviews compliance with our stock ownership guidelines annually.

        In connection with the Separation, the Committee reviewed and revised the Company's stock ownership guidelines. The current stock ownership requirement for our Executive Officers is six times base salary for Mr. Oliver and three times base salary for each other Executive Officer. Tyco shares that count towards meeting the stock ownership requirement include full value equity awards (RSUs and PSUs), shares acquired through our benefit plans, and shares otherwise beneficially owned by the executive. We do not require that the stock ownership guidelines be attained within a certain period of time. Instead, the Committee reviews executive stock ownership regularly to ensure that our senior executives are making progress towards meeting their goals or maintaining their requisite ownership.

        Tyco's stock retention guidelines require that our Executive Officers retain 75% of net (after-tax) shares acquired from the exercise of stock options or the vesting of RSUs until they attain their target stock ownership goal. Once that goal is attained, they cannot sell shares if it would result in the executive owning fewer shares than the target multiple applicable to him or her. When an Executive Officer reaches the age of 62, the target multiple is reduced by 50%. Following the Separation, all Executive Officers met or exceeded the applicable stock ownership multiple guideline.

Pay Recoupment Policy

        Tyco's pay recoupment policy currently provides that, in addition to any other remedies available to it and subject to applicable law, if the Board or any Committee of the Board determines that any annual or other incentive payment, equity award or other compensation received by an Executive Officer resulted from any financial result or operating metric that was impacted by the Executive Officer's fraudulent or illegal conduct, the Board or a Board Committee may recover from the Executive Officer that compensation it considers appropriate under the circumstances. The Board has the sole discretion to make any and all determinations under this policy. The Board expects to update the pay recoupment policy when the regulations mandated by the Dodd-Frank Act are implemented by the Securities and Exchange Commission. At a minimum, the policy will comply with the Dodd-Frank Act and related regulations, but will likely retain features of the existing policy that are more expansive than the requirements of the Act.

Insider Trading Policy

        The Company maintains an insider trading policy, applicable to all employees and directors. The policy provides that the Company's personnel may not buy, sell or engage in other transactions in the Company's stock while aware of material non-public information; buy or sell securities of other companies while aware of material non-public information about those companies that they become aware of as a result of business dealings between the Company and those companies; disclose material non-public information to any unauthorized persons outside of the Company; or engage in transactions in puts, calls, cashless collars, options or similar rights and obligations involving the Company's securities, other than the exercise of any Company-issued stock option. The policy also restricts trading for a limited group of Company employees (including executives and directors) to defined window periods that follow our quarterly earnings releases.

Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code imposes a limit of $1.0 million on the amount of compensation that can be deducted by Tyco with respect to our certain executives unless the

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compensation over $1.0 million qualifies as "performance-based" under federal tax law. It is our policy to structure compensation arrangements with our Executive Officers to qualify as performance-based so that compensation payments are deductible under U.S. federal tax law, unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. Potentially non-deductible forms of compensation include payments in connection with the recruitment and retention of key employees, base salary over $1.0 million, discretionary bonus payments and grants of time-based RSUs.

SECTION 2: FISCAL YEAR 2012 RESULTS AND IMPACT ON NAMED EXECUTIVE OFFICER COMPENSATION

        This section of the CD&A discusses Tyco's financial results for fiscal year 2012 and the compensation awards associated with those results. Generally, the pay philosophy and programs described for post-Separation Tyco will be the same as those that were in place prior to the Separation, unless otherwise noted.

        The Company's compensation programs are designed to reward executives for achieving strong operational performance and delivering on the Company's strategic initiatives, each of which are important to the long-term success of the Company. In fiscal 2012, the Company continued to perform well. Notably, the Company successfully separated the North American residential security and flow control businesses from Tyco on the last day of the fiscal year. This complex process included separating the North American commercial and residential security businesses, which had previously operated as a unified segment, rebranding the ADT commercial security business in North America, creating a stand-alone public company in The ADT Corporation, and negotiating and closing a "reverse morris trust" merger transaction with Pentair, Inc. From a compensation standpoint, the successful completion of the Separation impacted each Named Executive Officer in a different way. For Messrs. Breen and Sklarsky and Ms. Siegel, each of whom terminated as an executive at the close of the fiscal year, severance benefits were delivered in accordance with their employment arrangements. For Messrs. Oliver and Gursahaney, the assumption of the chief executive officer position at Tyco and ADT, respectively, presented the opportunity for increased responsibilities and compensation commensurate with such positions. Mr. Decker terminated employment effective August 31, 2012, and received severance benefits in accordance with his employment arrangement.

Pre-Separation Elements of Compensation

  Base Salary

        During fiscal 2012 there were no salary increases for Messrs. Breen, Sklarsky and Decker and Ms. Siegel. The Committee approved a 60% base salary increase for Mr. Oliver in connection with his promotion to CEO. The Committee recommended, and ADT's board approved, a 48% increase to Mr. Gursahaney's fiscal 2012 salary in connection with his promotion to the CEO role at ADT.

  Annual Incentive Compensation

        At the beginning of fiscal 2012, the Committee and the Board of Directors approved the performance metrics for the annual performance bonus. For the corporate group, the target performance goals were (i) growth in operating income before special items of approximately 13% compared to fiscal 2011, (ii) revenue growth of approximately 6% on an organic basis and (iii) an aggressive cash conversion plan. Tyco's overall performance (including ADT and Flow Control, which were classified as discontinued operations at the end of the fiscal year) was slightly below these targets. As a result, after confirming that the minimum performance threshold described below was met, Messrs. Breen and Sklarsky and Ms. Siegel were awarded performance bonuses of 92% of target. Messrs. Oliver, Gursahaney and Decker were awarded bonuses based primarily on the results of the business units that they led during the year (for Messrs. Oliver and Gursahaney, these units were realigned mid-year), resulting in payouts of 81% of target for Mr. Oliver and 74% of target for

62            2013 Proxy Statement

Mr. Gursahaney and 110% for Mr. Decker. The chart below illustrates the overall Tyco corporate results under the annual incentive plan.

*    Amounts are before special items and are non-GAAP. Please see Annex A for reconciliation.

        Annual incentive compensation for fiscal 2012 for our Named Executive Officers was paid in the form of an annual performance bonus under the Company's 2004 Stock and Incentive Plan (the "2004 SIP"). In the first quarter of fiscal 2012, the Committee established performance measures and targets for the Company (and for each group, division and business segment), and they set a minimum performance threshold of $450 million in adjusted net income (adjusted for (i) business acquisitions and disposals, (ii) debt refinancing, (iii) legacy legal and tax matters, (iv) goodwill and intangible asset impairments for businesses acquired prior to 2002, (v) changes in accounting, (vi) asset impairments triggered by the Separation and (vii) Separation related costs) that had to be met for Named Executive Officers to receive any bonuses for the year. The net impact of these adjustments did not determine whether the minimum threshold was met. These metrics were also approved by the independent members of the Board. The Committee also approved individual maximum bonus amounts for each Named Executive Officer of 0.5% of adjusted net income for Mr. Breen, subject to a cap of $5.0 million and 0.25% of adjusted net income for Messrs. Sklarsky, Oliver, Gursahaney, Decker and Ms. Siegel, subject to a cap of $2.5 million. After setting these minimum performance thresholds and maximum payouts, the Committee further refined target and maximum payout values as a percentage of base salary. Target incentive opportunities ranged from 75% to 125% of base salary for fiscal 2012 for the Named Executive Officers. Potential payouts ranged from 0% to 200% of the target incentive opportunity.

        The performance measures approved for the corporate and group levels of the organization were also established in the first quarter of fiscal 2012 and were used by the Committee and the Board in the determination of final bonuses for the Named Executive Officers. The Committee considered the Company's overall operating results (including the results of ADT and Flow Control) to measure the fiscal 2012 performance of Mr. Breen, Mr. Sklarsky and Ms. Siegel. Flow Control's results were considered to measure Mr. Decker's fiscal 2012 performance. For Messrs. Oliver and Gursahaney, the officers impacted by the Company's management and segment realignment in the second fiscal quarter, the Committee primarily considered the operating results of the post-realignment segments that they led. These results were subject to a plus or minus 25% modification based upon a qualitative assessment of first quarter results and each individual's contribution to the Separation. The operating results are described in the table below.

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Fiscal 2012 Annual Incentive Compensation Design Summary

Performance Measure(1)		Weights	Performance Target	Actual Performance
Messrs. Breen, Sklarsky and Ms. Siegel (Corporate Results)
•	Operating Income (including ADT and Flow Control) before special items ("Adjusted Operating Income")	35%	$2.33 billion	$2.29 billion
•	Free Cash Flow ("Adjusted FCF") before special items	35%	$1.49 billion	$1.46 billion
•	Total Net Revenue (in constant currency)	30%	$17.68 billion	$17.44 billion
Mr. Decker (Flow Control Results)
•	Adjusted Operating Income of Flow Control	30%	$510 million	$503 million
•	Adjusted FCF of Flow Control	20%	$433 million	$405 million
•	Net Revenue of Flow Control (in constant currency)	30%	$3.84 billion	$3.94 billion
•	Corporate	20%	See above	See above
Mr. Gursahaney (ADT NA Residential & Small Business Results)
•	Adjusted Operating Income of ADT NA Residential & Small Business	25%	$826 million	$794 million
•	Adjusted FCF of ADT NA Residential/Commercial & Small Business	20%	$1.06 billion	$909 million
•	Net Revenue of ADT NA Residential & Small Business (in constant currency)	25%	$3.22 billion	$3.25 billion
•	Attrition	10%	12.7%	13.8%
•	Corporate	20%	See above	See above
Mr. Oliver (Commercial Fire & Security Results)
•	Operating Income of Tyco Fire & Security	30%	$1.39 billion	$1.36 billion
•	Adjusted FCF for Tyco Fire & Security	20%	$2.20 billion	$1.90 billion
•	Net Revenue of Tyco Fire & Security (in constant currency)	30%	$10.62 billion	$10.37 billion
•	Corporate	20%	See above	See above

(1)
Description of Performance Measures:    For compensation purposes, Adjusted Operating Income and Adjusted FCF are adjusted to exclude the effects of events that the Committee deems do not reflect the performance of the Named Executive Officers. The categories of special items are identified at the time the performance measure is approved at the beginning of the fiscal year, although the Committee may, in its discretion, make adjustments during the fiscal year. Special items include gains, losses or cash outlays that may mask the underlying operating results and/or business trends of the Company or business segment, as applicable. For fiscal 2012, the approved categories of adjustments included adjustments related to (i) business acquisitions and divestitures; (ii) debt refinancing; (iii) legacy legal and tax matters; (iv) goodwill and intangible asset impairments for business acquired prior to 2002; (v) certain accounting changes; (vi) tax law changes in Europe; (vii) certain unbudgeted capital expenditures and pension contributions; (viii) unbudgeted restructuring charges; (ix) charges related to the Separation, and (x) realignments of segment and corporate costs. Adjusted FCF is calculated by first adjusting cash flow from operations by removing the effects of the sale of accounts receivable programs, cash paid for purchase accounting and holdback liabilities, and voluntary pension contributions and then deducting net capital expenditures (including accounts purchased from the ADT dealer network), and then adding back the special items that increased or decreased cash flows. The customer attrition rate is a 52-week trailing ratio, the numerator of which is the annualized recurring revenue lost during the period due to attrition, net of dealer charge-backs and re-sales, and the denominator of which is total annualized recurring revenue during the period based on an average of recurring revenue under contract at the beginning of each month during the period. Dealer charge-backs represent customer cancellations charged by us to dealers because the customer cancelled service during the initial period of the contract, generally 12 to 15 months. Revenue is calculated in constant currency, which negates the impact of fluctuations in foreign currency over the course of the year, with adjustments made to targets to reflect the acquisition or divestitures of businesses over the course of the fiscal year (all shown in the table are the targets as adjusted for such items).

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        The table below shows the maximum and target annual incentive compensation opportunities for fiscal 2012, and the actual payments earned by each of our Named Executive Officers. These amounts are reported in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation" table.

Fiscal 2012 Performance Bonus Summary

Named Executive Officer	Maximum(1)	Target	Actual
Edward Breen	$4,062,500	$2,031,250	$1,868,750
Frank Sklarsky	$1,400,000	$700,000	$644,000
Naren Gursahaney	$1,220,000	$610,000	$451,300
Laurie Siegel	$727,500	$363,750	$334,650
George Oliver	$1,220,000	$610,000	$494,100
Patrick Decker	$1,000,000	$500,000	$504,167	(2)

(1)
In the first quarter of fiscal 2012, the Committee established and the Board approved potential maximum annual incentive compensation payouts of 0.50% of adjusted net income for Mr. Breen, subject to a cap of $5.0 million imposed by the 2004 SIP, and 0.25% for the other Named Executive Officers, subject to a cap of $2.5 million. The Committee further established a maximum payout of 200% of target incentive opportunity.

(2)
Pro rated for 11 months of fiscal 2012.

        The Committee and the independent members of the Board approved award payouts for each of our Named Executive Officers in November 2012 based on the achievement of the minimum adjusted net income performance threshold of $450 million, and the achievement of the quantitative performance measures shown in the "Fiscal 2012 Annual Incentive Compensation Design Summary" table above. These results included a downward adjustment for inappropriate revenue recognition practices related to certain security contracts in China, which resulted in adjustments to prior period financial statements dating back to fiscal 2008. For purposes of the annual incentive plan, the Committee treated all charges related to this matter as though they were incurred in fiscal 2012, effectively eliminating any benefit that the Named Executive Officers had received in prior years.

Long-Term Equity Compensation

Fiscal 2012 Grant

        The Committee historically placed a substantial portion of executive officer's compensation at-risk in the form of long-term performance based equity awards (stock options and PSUs). The annual equity award granted to our CEO has been evenly split between PSUs and stock options. For other Named Executive Officers, the mix has been 40% PSUs, 40% stock options and 20% RSUs. For PSUs, performance has been measured over three-year periods using total shareholder return (TSR), return on invested capital (ROIC), and cumulative earnings per share (EPS). For the fiscal 2012 annual equity grant, the Committee granted to Mr. Breen the same 50-50 mix of PSUs and stock options that he had received in prior years, and other Named Executive Officers received the same mix of PSUs, stock options and RSUs described above. The performance metrics for the 2012 PSUs consisted of a ROIC measure (50% weighting) and a relative TSR measure (50% weighting). The ROIC metric was designed to reward executives for efficiently allocating capital and generating profitable growth. The performance period for the fiscal 2012 award was originally the one year period ending on the expected closing date of the Separation. However, as described below, due to developments after the grant date, the performance period was truncated by three months. The table below describes the minimum, target

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and maximum thresholds for the fiscal 2012 performance metrics. These amounts were later adjusted to account for the nine-month performance period (see below):

	Min	% of Target Earned	Target	% of Target Earned	Max	% of Target Earned
Relative TSR (50% weight)	35th pct.	40%	50th pct.	100%	75th pct.	200%
Improvement in ROIC (50% weight)	10 bp	50%	50 bp	100%	90 bp	200%

        Stock options granted to each Named Executive Officer in connection with the fiscal 2012 annual equity award have a 10 year term, vest in equal installments over four years and have an exercise price equal to the Company's closing stock price on the date of grant. RSUs granted in connection with the fiscal 2012 annual equity grant were also valued using the closing price of Company stock on the date of the grant, and vest in equal installments over four years. Vesting provisions related to various termination scenarios are described below under the "Grants of Plan Based Awards" table. As noted above, in connection with the Separation, Messrs. Breen, Sklarsky, Decker and Ms. Siegel terminated his or her executive position with the Company. As a result, all unvested equity held by these individuals granted prior to October 2011 fully vested at the completion of the Separation. Equity granted in October 2011 vested pro-rata based on the number of months completed in the vesting period, plus an additional year of vesting for stock options. For Messrs. Gursahaney and Oliver, who continued as employees of ADT and Tyco, respectively, no equity vested as a result of the Separation.

Modification of Performance Share Units

        In order to facilitate the Separation timeline, the Committee approved the truncation of the performance periods for all outstanding PSUs so that each period ended on June 29, 2012 (the last day of Tyco's fiscal third quarter). This modification was necessary to complete the Separation, as the performance metrics applicable to the PSUs would no longer be meaningful following the Separation, and precise diluted share calculations were required to complete the Tyco Flow Control / Pentair Inc. merger transaction. Performance metrics were also adjusted to take into account the shortened performance periods, although the vesting schedules for the PSUs were not changed. Thus, while the number of shares to be delivered in respect of PSUs was determined based on results through June 29, 2012, participants (other than employees who were terminated in connection with the Separation) are generally required to remain employed through the original vesting date before the full amount of shares become deliverable. The graph below illustrates the impact of these modifications:

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Performance Share Results

        Consistent with the value delivered to shareholders, through June 29, 2012, the Company had substantially outperformed targeted results and, as a result, the number of shares to be delivered upon vesting of the PSUs is above target, as illustrated by the tables below.

Original Performance Period	Performance Metric(1)	Original Targets	Minimum	Adjusted Targets	Maximum	Actual
9/26/09-9/28/12	Relative TSR Percentile	50th	35th	50th	75th	76th
9/25/10-9/27/13	Relative TSR Percentile	50th	35th	50th	75th	86th
	3 Year Cumulative EPS	$9.79	$4.26	$5.32	$6.38	$5.95
10/1/11-9/28/12	Relative TSR Percentile	50th	35th	50th	75th	88th
	Average ROIC	+0.500%	+0.075%	+0.375%	+0.675%	+0.69%

(1)
Reflects performance and payout relative to target for each of the PSU awards that were converted to time-based RSUs on June 29, 2012. TSR performance based on percentile rank versus the S&P 500 Industrials. EPS and ROIC performance based on achievement against pre-established targets. EPS is before special items.

Conversion of Equity Awards upon Separation

        In October 2011, the Committee approved the conversion methodology for all outstanding Tyco equity awards that would apply at the completion of the Separation. The conversion methodology was designed to preserve the intrinsic value of each form of equity award. In general, equity awards were either (i) converted into equity awards solely with respect to stock of the employee's post-separation employer or (ii) converted into equity awards with respect to each of Tyco, Pentair and ADT. All

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employees' unvested RSUs granted prior to October 2011 were converted into RSUs of all three post-Separation companies in order to incentivize equitable behavior prior to the Separation. The following table describes the conversion methodology for each of the Named Executive Officers:

Named Executive Officer	Tyco Equity Award	Post-Separation Equity Award
Breen, Sklarsky, Siegel and Decker	Stock Options All RSUs PSUs	Converted to equity awards with respect to all three companies, with a portion vesting upon termination
Oliver	Stock Options	Converted to Tyco stock options
	RSUs granted prior to Oct '11	Converted to RSUs in all three companies
	RSUs granted in Oct '11	Converted to Tyco RSUs
	PSUs	Converted to Tyco RSUs
Gursahaney	Stock Options	Converted to ADT stock options
	RSUs granted prior to Oct '11	Converted to RSUs in all three companies
	RSUs granted in Oct '11	Converted to ADT RSUs
	PSUs	Converted to ADT RSUs

        Although the conversions described above preserved the intrinsic value of each type of award, in some cases they constituted a modification under the authoritative guidance for accounting for stock compensation, which requires a comparison of fair values of awards immediately before the Separation and the fair values immediately after the Separation. In certain instances, the fair value immediately after the Separation was higher. As a result, incremental compensation costs for certain of these awards were recognized and are included in the Summary Compensation Table and Grants of Plan Based Awards Table below. In general, neither the vesting terms for converted options and RSUs, nor the period of exercisability for converted options changed as a result of these conversions.

Other Fiscal 2012 Equity Awards

        During fiscal 2012, the Committee ended the cash perquisite allowance program for all officers of the Company that received the benefit, including the Named Executive Officers. This program, which was instituted in 2003 to eliminate costly and administratively burdensome perquisites such as company cars, club dues, and tax preparation services, provided for a cash payment equal to 10% of the officers base salary (up to a maximum of $70,000) that the officer could use without limitation. Taking into consideration market practice, the Committee determined that the program's benefits—in attracting and retaining talented executives—were outweighed by its costs. As a result, the Committee ended the program, and made a one-time grant of RSUs to existing officers who were receiving the benefit at the time it was terminated. The RSUs vest in equal installments over two years and had a grant date fair value equal to two times the annual value of the cash allowance for the applicable officer.

Executive Benefit Plans and Other Elements of Compensation

        The executive benefit programs and perquisites for our Named Executive Officers in fiscal 2012 were generally the same as those described above under "Post-Separation Elements of Compensation—Executive Benefit Plans and Other Elements of Compensation" with two exceptions:

  •
  As described above, pursuant to his employment agreement, Mr. Breen was entitled to certain excise tax gross-ups, accruals to his defined benefit pension plan and a severance multiple of three times base salary and target bonus in connection with certain change-in-control events. These benefits have been eliminated as a result of his termination of employment, although we

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    expect to pay certain state income tax gross ups in the future with respect to equity that is delivered or exercised after fiscal 2012.

  •
  In fiscal 2012, certain Named Executive Officers received payments pursuant to a cash perquisite allowance plan. The cash perquisite plan provided Named Executive Officers with a cash payment equal to 10% of their annual base salary, up to a maximum annual benefit of $70,000, in lieu of more traditional perquisite benefits. As noted above, the Committee discontinued this plan as of January 2012.

Severance

        On September 28, 2012, Messrs. Breen, Sklarsky and Ms. Siegel terminated employment with Tyco. Mr. Decker, the former president of Tyco Flow Control, terminated employment effective August 31, 2012 to assume the CEO position with Harsco Corporation, a company unrelated to Tyco. Each of these Named Executive Officers received severance benefits in connection with his or her termination. Mr. Breen's severance was governed by his employment agreement, which defined a "Good Reason" resignation as, among other things, a resignation due to a change in duties which results in a significant diminution in his position, authority, duties or responsibilities. Because the Separation would have allowed Mr. Breen to trigger this provision had he remained CEO, the Board agreed to treat Mr. Breen's resignation from the CEO role as a "Good Reason" triggering event, and, as a result, a significant portion of the fiscal 2012 compensation reported in the executive compensation tables below reflect this treatment. Messrs. Sklarsky, Decker and Ms. Siegel did not have positions in any of the post-Separation companies, and were treated in the same manner as all other employees who were terminated in connection with the Separation. Cash benefits and the continuation of health and welfare benefits were consistent with the benefits provided for in the Tyco International Severance Plan for U.S. Officers and Executives. Equity granted prior to October 2011 fully vested upon completion of the Separation. Equity granted in October 2011 vested pro rata based on the number of months served in the vesting period, with an additional one year of vesting for options. Cash severance benefits and the value of health and welfare continuation benefits in respect of fiscal 2012 for the Named Executive Officers are shown in the table below. These amounts also appear in the Summary Compensation Table. See the Potential Payments upon Termination and Change in Control table for amounts related to retirement plan distributions and vesting of equity awards.

Named Executive Officer	Cash and Health & Welfare Severance Benefits
Edward D. Breen	$7,507,741
Frank S. Sklarsky	$2,835,070
Laurie A. Siegel	$1,734,592
Patrick K. Decker	$2,020,996

Compensation and Human Resources Committee Report on Executive Compensation

        The Committee has reviewed and discussed with management this Compensation Discussion and Analysis and, based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Submitted by the Compensation and Human Resources Committee:

Rajiv L. Gupta, Chair
Sandra S. Wijnberg
R. David Yost

2013 Proxy Statement            69

Executive Compensation Tables

        The following table sets forth information regarding the compensation of the Named Executive Officers of Tyco in fiscal 2012: Edward D. Breen, the Chairman and Chief Executive Officer; Frank S. Sklarsky, the Executive Vice President and Chief Financial Officer; Naren K. Gursahaney, President, ADT North America Residential & Small Business; Laurie A. Siegel, Senior Vice President, Human Resources; and George R. Oliver, President, Commercial Fire & Security. In addition, information regarding Mr. Patrick K. Decker, formerly the Company's President of its Flow Control business segment, is provided. Salary and bonus include amounts that may be deferred at the Named Executive Officer's election.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock/Unit Awards ($)(2) (e)	Option Awards ($)(2) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Fiscal year-end officer
Edward D. Breen	2012	$1,625,000	$—	$6,968,894	$5,227,387	$1,868,750	$6,650,000	$8,212,703	$30,552,734
Chairman and Chief	2011	$1,625,000	$—	$4,913,163	$4,797,849	$2,925,000	$3,880,000	$2,238,610	$20,379,622
Executive Officer	2010	$1,625,000	$—	$4,419,090	$4,515,932	$4,062,500	$3,842,000	$1,404,351	$19,868,873
Frank S. Sklarsky	2012	$700,000	$—	$1,600,845	$877,612	$644,000	$—	$3,030,289	$6,852,746
Executive Vice	2011	$583,333	$500,000	$3,163,322	$874,517	$1,008,000	$—	$140,502	$6,269,674
President and Chief
Financial Officer
Naren K. Gursahaney	2012	$610,000	$290,000	$1,747,016	$1,698,545	$451,300	$—	$152,957	$4,949,818
President, ADT NA	2011	$597,500	$—	$1,296,760	$807,609	$787,000	$—	$200,421	$3,689,290
Residential & Small	2010	$560,000	$—	$1,104,233	$956,008	$1,080,800	$—	$176,674	$3,877,715
Business
Laurie A. Siegel	2012	$485,000	$—	$1,161,670	$570,942	$334,650	$—	$1,855,659	$4,407,921
Senior Vice President,
Human Resources
George R. Oliver	2012	$610,000	$365,000	$1,747,016	$877,612	$494,100	$—	$153,718	$4,247,446
President, Commercial	2011	$607,493	$—	$1,296,760	$807,609	$1,013,000	$—	$204,153	$3,929,015
Fire & Security	2010	$599,989	$—	$1,104,233	$956,008	$1,200,000	$—	$175,564	$4,035,794
Former officer
Patrick Decker	2012	$461,538	$—	$1,707,942	$934,902	$504,167	$—	$2,126,873	$5,735,422
President, Flow Control

(1)
Bonus: Amounts shown in column (d) reflect a sign-on bonus paid to Mr. Sklarsky when he joined the Company in December 2010. In addition, amounts in fiscal 2012 represent lump-sum payments made to Messrs. Oliver and Gursahaney in connection with their promotions to the CEO roles of Tyco and ADT, respectively, upon completion of the Separation.

(2)
Stock/Unit Awards and Option Awards: The amounts in columns (e) and (f) reflect the fair value of equity awards granted in fiscal 2012, 2011 and 2010, which consisted of stock options, restricted stock units ("RSUs") and performance share units ("PSUs"). These amounts represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718, excluding the effect of estimated forfeitures. For stock options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of Tyco common stock on the date of grant. For PSUs, fair value is based on a model that considers the closing market price of Tyco common stock on the date of grant, the range of shares subject to such stock award, and the estimated probabilities of vesting outcomes. The value of

70            2013 Proxy Statement

  PSUs included in the table assumes target performance. The following amounts represent the maximum potential performance share value by individual for fiscal 2010: Mr. Breen—$10,015,478; Mr. Sklarsky—$1,779,005; Mr. Gursahaney—$1,779,005; Ms. Siegel—$1,156,353; Mr. Oliver—$1,779,005; Mr. Decker—$1,779,005.

Amounts in column (e) for each Named Executive Officer include the incremental fair value of certain modifications made to outstanding performance stock units in connection with the Separation. On July 12, 2012, in connection with the 2012 Separation, the Board of Directors approved the truncation of performance periods for all outstanding PSUs so that performance was determined as of June 29, 2012 (with vesting terms unchanged). On August 2, 2012, the Committee reviewed and certified performance results through June 29, 2012. Amounts in column (f) for Messrs. Breen, Gursahaney and Decker and Ms. Siegel include the incremental fair value of certain modifications made to outstanding stock options in connection with the Separation. On October 12, 2011 the Committee approved the methodology that would apply to convert outstanding Tyco equity awards upon completion of the Separation into post-Separation equity awards of Tyco, ADT or Pentair in order to preserve intrinsic value. Refer to page 66-67 for more detail regarding these conversions.

(3)
Non-Equity Incentive Plan Compensation: The amounts reported in column (g) for each Named Executive Officer reflect annual cash incentive compensation for the applicable fiscal year. Annual incentive compensation is discussed in further detail above under the heading "Elements of Compensation—Annual Incentive Compensation."

(4)
Change in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts reported in column (h) for Mr. Breen reflect the aggregate increase in the actuarial present value of his accumulated benefits under all pension plans during fiscal 2012, 2011 and 2010, determined using interest rate and mortality rate assumptions consistent with those used in the Company's financial statements. Information regarding the pension plans is set forth in further detail below following the "Pension Benefits" table.

(5)
All Other Compensation: The amounts reported in column (i) for each Named Executive Officer represent cash perquisites, insurance premiums paid by the Company for the benefit of the officer (and, in some cases, the officer's spouse), costs related to personal use of Company aircraft, tax gross-up payments, Company contributions to 401(k) plans and non-qualified plans of the Company and its subsidiaries providing similar benefits, severance payments and other miscellaneous benefits. The components of All Other Compensation for each Named Executive Officer are shown in the following table.

			Supplemental Executive Insurance Benefits(b)
						Personal Use of Company Aircraft(c)
Named Executive	Fiscal Year	Cash Perquisite(a)	Variable Universal Life	Supplemental Disability	Long-Term Care		Tax Gross-Ups(d)	Severance Benefits(e)	Retirement Plan Contributions(f)	Miscellaneous(g)	Total All Other Compensation
Fiscal year-end officer
Edward D. Breen	2012	$17,500	$50,405	$34,683	$15,428	$296,093	$40,990	$7,507,741	$235,833	$14,030	$8,212,703
	2011	$70,000	$50,405	$34,683	$15,429	$254,775	$1,512,738	—	$290,563	$10,017	$2,238,610
	2010	$70,000	$50,405	$34,683	$15,429	$213,151	$841,566	—	$174,117	$5,000	$1,404,351
Frank S. Sklarsky	2012	$17,500	—	—	—	—	$12,287	$2,835,070	$85,400	$80,032	$3,030,289
	2011	$52,500	—	—	—	—	—	—	$23,333	$64,669	$140,502
Naren K. Gursahaney	2012	$15,250	$10,109	$15,008	$19,274	—	—	—	$70,225	$23,091	$152,957
	2011	$59,750	$10,109	$15,008	$19,275	—	—	—	$86,665	$9,614	$200,421
	2010	$56,000	$10,109	$15,008	$19,275	—	$23,607	—	$43,475	$9,200	$176,674
Laurie A. Siegel	2012	$12,125	$10,383	$19,529	$16,747	—	—	$1,734,592	$51,033	$11,250	$1,855,659
George R. Oliver	2012	$15,250	$14,839	$14,837	$20,346	—	—	—	$77,281	$11,165	$153,718
	2011	$60,750	$14,839	$14,837	$20,347	—	—	—	$83,380	$10,000	$204,153
	2010	$60,000	$14,839	$14,837	$20,347	—	$19,392	—	$36,149	$10,000	$175,564
Former officer
Patrick K. Decker	2012	$12,500	$10,430	$12,762	$18,012	—	—	$2,020,996	$49,673	$2,500	$2,126,873

(a)
Cash Perquisites reflect an annual cash perquisite payment equal to the lesser of 10% of the executive's base salary and $70,000. Payments are made quarterly and are adjusted to reflect changes in salary. This benefit was discontinued as of January 1, 2012.

2013 Proxy Statement            71

(b)
Supplemental Executive Insurance Benefits reflect premiums paid by the Company for insurance benefits for the executive and, in the case of long-term care, for the executive's spouse as well. In December 2010, the Company ceased making premium payments for these benefits for newly hired or promoted executives.

(c)
The CEO is authorized to use Company-owned or -leased aircraft for personal travel. Other Named Executive Officers are permitted to use Company-owned or -leased aircraft for personal travel if expressly approved by the Board or the CEO. For purposes of the Summary Compensation Table, the aggregate incremental pre-tax cost to the Company for personal use of Company aircraft is calculated using a method that takes into account the incremental cost of fuel, trip-related maintenance, crew travel expenses, on-board catering, landing fees, trip-related hangar/parking costs and other variable costs, including incremental costs associated with executives that are not in control of the aircraft, reduced by any amounts paid to the Company by the executive in respect of personal use. Because our aircraft are used primarily for business travel, the calculation does not include the fixed costs that do not change based on usage, such as pilots' salaries, the acquisition costs of the Company-owned or -leased aircraft, and the cost of maintenance not related to trips.

(d)
The amounts shown in this column as tax gross-up payments for Messrs. Gursahaney and Oliver represent tax gross-up payments made with respect to taxable insurance benefits in fiscal 2010. The fiscal 2012 amount for Mr. Sklarsky represents a tax gross-up for relocation benefits. Amounts for Mr. Breen include tax gross-up payments made with respect to taxable insurance benefits and the reimbursement of state taxes owed by him to New York for Tyco work performed in that State. Generally, with respect to compensation awarded to Mr. Breen prior to January 1, 2009, the Company pays the additional taxes (including a gross-up) that Mr. Breen owes as a result of working in New York rather than in his principal work location. The amount related to state taxes for Mr. Breen for fiscal 2012 is an estimate, pending receipt of the relevant personal state tax return information for calendar year 2012. This estimate is based primarily on compensation paid to Mr. Breen in fiscal 2012 that is deemed by New York State to be earned by Mr. Breen in New York prior to 2009. Mr. Breen waived the New York tax gross-up with respect to compensation awarded after January 1, 2009.

(e)
Amount reflects cash severance benefits and the value of health and welfare continuation benefits that accrued on September 28, 2012 with respect to Messrs. Breen, Sklarsky and Ms. Siegel, each of whom terminated his or her employment with Tyco on such date. Mr. Decker, the former president of Tyco Flow Control, terminated employment effective August 31, 2012. Each of these Named Executive Officers received severance benefits in connection with his or her termination. Mr. Breen's severance was governed by his employment agreement, which defined a "Good Reason" resignation as, among other things, a change in duties which results in a significant diminution in his position, authority, duties or responsibilities. Because the Separation would have allowed Mr. Breen to trigger this provision had he remained as CEO, the Committee agreed to treat Mr. Breen's resignation from the CEO role as a "Good Reason" triggering event. Mr. Sklarsky, Mr. Decker and Ms. Siegel did not have positions in any of the post-Separation companies, and were treated in the same manner as all other employees who were terminated in connection with the Separation. Cash benefits and the continuation of health and welfare benefits were consistent with the benefits provided for in the Severance Plan. For additional detail, see "Potential Payments Upon Termination and Change in Control" table.

(f)
Retirement plan contributions include matching contributions made by the Company on behalf of each executive to its tax-qualified 401(k) Retirement, Savings and Investment Plan and to its non-qualified Supplemental Savings and Retirement Plan.

(g)
Miscellaneous compensation in fiscal 2012 includes matching charitable contributions made by the Company on behalf of Messrs. Breen, Gursahany, Oliver and Ms. Siegel and for Messrs Sklarsky and Gursahaney, the value of relocation benefits. Also, in fiscal 2012 executive physicals were provided to Messrs. Sklarsky, Decker and Ms. Siegel, and the spouses of Messrs. Breen and Oliver were afforded food and other amenities in the amounts of $4,030 and $1,165, respectively, in connection with social functions organized by the Company following a regularly scheduled board meeting. Miscellaneous compensation in fiscal 2011 includes matching charitable contributions made by the Company on behalf of Messrs. Breen, Oliver, Gursahaney, and Ms. Siegel and, for Mr. Sklarsky, the value of relocation benefits. Miscellaneous compensation in fiscal 2010 includes matching charitable contributions made by the Company on behalf of each of Messrs. Gursahaney and Oliver.

72            2013 Proxy Statement

Grants of Plan-Based Awards Table

        The following table summarizes cash-based and equity based awards for each of the Company's Named Executive Officers that were granted during fiscal 2012 under the 2004 SIP. Share amounts included in the table reflect the number of pre-Separation Tyco shares that would have been deliverable upon vesting with respect to each award.

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (k)	All Other Option Awards: Number of Securities Underlying Options (#) (l)
													Grant Date Fair Value of Stock and Option Awards ($)(3) (n)
												Exercise or Base Price of Option Awards ($/Sh) (m)
Name (a)	Award Type (b)	Grant Date (c)	Board or Committee Approval Date (d)	Threshold ($) (e)	Target ($) (f)	Maximum ($) (g)	Threshold (#) (h)	Target (Mid- Point) (#) (i)	Maximum (#) (j)
Fiscal year-end officer
Edward D. Breen	Performance Bonus	12/7/2011	12/7/2011	$1,015,625	$2,031,250	$4,062,500
	Stock Option	10/12/2011	10/12/2011								396,900	$44.32	$5,214,433
	Restricted Stock Unit(4)	12/8/2011	12/8/2011							3,040			$140,022
	Performance Share Unit	10/12/2011	10/12/2011				48,195	107,100	214,200				$5,007,739
	Performance Share Unit(5)	10/1/2009	7/12/2012				50,360	125,900	251,800				$706,022
	Performance Share Unit(5)	10/12/2010	7/12/2012				25,460	63,650	127,300				$1,005,912
	Performance Share Unit(5)	10/12/2011	7/12/2012				21,420	53,550	107,100				$109,199
	Stock Option(6)	3/26/2004	10/12/2011								49,749	$52.43	$4,042
	Stock Option(6)	3/26/2004	10/12/2011								49,749	$57.19	$2,667
	Stock Option(6)	3/26/2004	10/12/2011								49,749	$63.55	$1,941
	Stock Option(6)	3/10/2005	10/12/2011								49,749	$71.49	$657
	Stock Option(6)	3/10/2005	10/12/2011								49,749	$58.78	$1,173
	Stock Option(6)	3/10/2005	10/12/2011								49,749	$65.13	$892
	Stock Option(6)	11/22/2005	10/12/2011								124,374	$46.07	$1,582
Frank S. Sklarsky	Performance Bonus	12/7/2011	12/7/2011	$350,000	$700,000	$1,400,000
	Restricted Stock Unit	10/12/2011	10/12/2011							9,000			$398,880
	Stock Option	10/12/2011	10/12/2011								66,800	$44.32	$877,612
	Restricted Stock Unit(4)	12/8/2011	12/8/2011							3,040			$140,022
	Performance Share Unit(5)	10/12/2011	10/12/2011				8,100	18,000	36,000				$889,502
	Performance Share Unit(5)	12/9/2010	7/12/2012				3,900	9,750	19,500				$154,087
	Performance Share Unit(5)	10/12/2011	7/12/2012				3,600	9,000	18,000				$18,353
Naren K. Gursahaney	Performance Bonus	12/7/2011	12/7/2011	$305,000	$610,000	$1,220,000
	Restricted Stock Unit	10/12/2011	10/12/2011							9,000			$398,880
	Stock Option	10/12/2011	10/12/2011								66,800	$44.32	$877,612
	Restricted Stock Unit(4)	12/8/2011	12/8/2011							2,649			$122,013
	Performance Share Unit	10/12/2011	10/12/2011				8,100	18,000	36,000				$889,502
	Performance Share Unit(5)	10/1/2009	7/12/2012				10,640	26,600	53,200				149,167
	Performance Share Unit(5)	10/12/2010	7/12/2012				4,280	10,700	21,400				169,101
	Performance Share Unit(5)	10/12/2011	7/12/2012				3,600	9,000	18,000				18,353
	Stock Option(6)	3/10/2005	10/12/2011								31,473	$56.87	20,945
	Stock Option(6)	11/22/2005	10/12/2011								25,178	$46.07	25,960

2013 Proxy Statement            73

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (k)	All Other Option Awards: Number of Securities Underlying Options (#) (l)
													Grant Date Fair Value of Stock and Option Awards ($)(3) (n)
												Exercise or Base Price of Option Awards ($/Sh) (m)
Name (a)	Award Type (b)	Grant Date (c)	Board or Committee Approval Date (d)	Threshold ($) (e)	Target ($) (f)	Maximum ($) (g)	Threshold (#) (h)	Target (Mid- Point) (#) (i)	Maximum (#) (j)
	Stock Option(6)	1/12/2006	10/12/2011								9,442	$48.67	8,937
	Stock Option(6)	11/21/2006	10/12/2011								88,125	$48.14	88,620
	Stock Option(6)	7/2/2007	10/12/2011								71,000	$53.36	60,518
	Stock Option(6)	8/18/2008	10/12/2011								35,000	$44.49	39,731
	Stock Option(6)	10/7/2008	10/12/2011								129,300	$29.00	212,818
	Stock Option(6)	10/1/2009	10/12/2011								95,200	$33.75	148,003
	Stock Option(6)	10/12/2010	10/12/2011								79,400	$37.29	120,408
	Stock Option(6)	10/12/2011	10/12/2011								66,800	$44.32	94,993
Laurie A. Siegel	Performance Bonus	12/7/2011	12/7/2011	$181,875	$363,750	$727,500
	Restricted Stock Unit	10/12/2011	10/12/2011							5,800			$257,056
	Stock Option	10/12/2011	10/12/2011								43,400	44.32	$570,185
	Restricted Stock Unit(4)	12/8/2011	12/8/2011							2,106			$97,002
	Performance Share Unit	10/12/2011	10/12/2011				5,265	11,700	23,400				$578,177
	Performance Share Unit(5)	10/1/2009	7/12/2012				7,680	19,200	38,400				107,670
	Performance Share Unit(5)	10/12/2010	7/12/2012				2,780	6,950	13,900				109,836
	Performance Share Unit(5)	10/12/2011	7/12/2012				2,340	5,850	11,700				11,929
	Stock Option(6)	3/10/2005	10/12/2011								22,387	$56.87	564
	Stock Option(6)	11/22/2005	10/12/2011								16,417	$46.07	193
George R. Oliver	Performance Bonus	12/7/2011	12/7/2011	$305,000	$610,000	$1,220,000
	Restricted Share Unit	10/12/2011	10/12/2011							9,000			$398,880
	Stock Option	10/12/2011	10/12/2011								66,800	$44.32	$877,612
	Restricted Stock Unit(4)	12/8/2011	12/8/2011							2,649			$122,013
	Performance Stock Unit	10/12/2011	10/12/2011				8,100	18,000	36,000				$889,502
	Performance Share Unit(5)	10/1/2009	7/12/2012				10,640	26,600	53,200				$149,167
	Performance Share Unit(5)	10/12/2010	7/12/2012				4,280	10,700	21,400				$169,101
	Performance Share Unit(5)	10/12/2011	7/12/2012				3,600	9,000	18,000				$18,353

74            2013 Proxy Statement

				Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (k)	All Other Option Awards: Number of Securities Underlying Options (#) (l)
													Grant Date Fair Value of Stock and Option Awards ($)(3) (n)
												Exercise or Base Price of Option Awards ($/Sh) (m)
Name (a)	Award Type (b)	Grant Date (c)	Board or Committee Approval Date (d)	Threshold ($) (e)	Target ($) (f)	Maximum ($) (g)	Threshold (#) (h)	Target (Mid- Point) (#) (i)	Maximum (#) (j)
Former officer:
Patrick Decker	Performance Bonus	12/7/2011	12/7/2011	$250,000	$500,000	$1,000,000
	Restricted Stock Unit	10/12/2011	10/12/2011							9,000			$398,880
	Stock Option	10/12/2011	10/12/2011								66,800	$44.32	$877,612
	Restricted Stock Unit(4)	12/8/2011	12/8/2011							2,172			$100,042
	Performance Stock Unit	10/12/2011	10/12/2011				8,100	18,000	36,000				$889,502
	Performance Share Unit(5)	10/1/2009	7/12/2012				10,040	25,100	50,200				$140,756
	Performance Share Unit(5)	10/12/2010	7/12/2012				4,060	10,150	20,300				$160,409
	Performance Share Unit(5)	10/12/2011	7/12/2012				3,600	9,000	18,000				$18,353
	Stock Option(6)	3/26/2004	10/12/2011								3,482	$44.16	$475
	Stock Option(6)	3/10/2005	10/12/2011								20,143	$56.87	$1,567
	Stock Option(6)	11/22/2005	10/12/2011								11,330	$46.07	$1,546
	Stock Option(6)	11/21/2006	10/12/2011								22,031	$48.14	$2,922
	Stock Option(6)	7/2/2007	10/12/2011								17,000	$53.36	$1,826
	Stock Option(6)	8/18/2008	10/12/2011								35,000	$44.49	$4,859
	Stock Option(6)	10/7/2008	10/12/2011								110,800	$29.00	$15,997
	Stock Option(6)	10/1/2009	10/12/2011								89,900	$33.75	$12,966
	Stock Option(6)	10/12/2010	10/12/2011								75,400	$37.29	$10,886
	Stock Option(6)	10/12/2011	10/12/2011								30,617	$44.32	$4,245

(1)
Amounts reported in columns (e) through (g) represent potential cash payments under the annual performance bonuses that the Named Executive Officers could have earned under the Company's annual incentive plan for fiscal 2012. The Board approved a maximum bonus payout of 0.50% of net income before special items for Mr. Breen, subject to a cap of $5.0 million imposed by the 2004 SIP, and 0.25% for the other Named Executive Officers, subject to a cap of $2.5 million. The Committee further established a maximum payout of 200% of target. Threshold amounts assume minimum performance levels are achieved with respect to each performance measure.

(2)
Amounts in (h) through (j) represent potential share payouts with respect to PSUs assuming that threshold, target and maximum performance conditions are achieved. In connection with the modification of these awards described in footnote 5 below, performance results were determined as of June 29, 2012 and the number of shares that are deliverable upon vesting has been determined. These amounts range between 180% and 200% of target amounts depending on the year of grant. Refer to page 67 for a discussion of performance results.

(3)
Amounts in column (n) show the grant date fair value of the option awards, RSUs and PSUs granted to Named Executive Officers, as well as the incremental fair value for awards that were modified during fiscal 2012 (see footnotes 5 and 6). These amounts represent the fair value of the entire amount of the award calculated in accordance with Financial Accounting Standards Board ASC Topic 718 (ASC Topic 718), excluding the effect of estimated forfeitures. For grants of stock options, amounts are computed by multiplying the fair value of the award (as determined under the Black-Scholes option pricing model) by the total number of options granted. For grants of RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing market price of Tyco common stock on the date of grant. For grants of PSUs, fair value is based on a model that considers the closing market price of Tyco common stock on the date of grant, the range of shares subject to such stock award, and the estimated probabilities of vesting outcomes. The value of performance share units included in the table assumes target performance. However, the actual number of shares that will be delivered with respect to the PSUs was determined based on performance through June 29, 2012.

(4)
During fiscal 2012, the Committee ended the cash perquisite allowance program for all officers of the Company that received the benefit, including the Named Executive Officers and made a one-time grant of RSUs to existing officers who were receiving the benefit at the time it was terminated. The RSUs vest in equal installments over two years and had a grant date fair value equal to two times the annual value of the cash allowance for the applicable officer.

(5)
On July 12, 2012, in connection with the Separation, the Board of Directors approved the truncation of the performance periods for all outstanding PSUs so that each period ended on June 29, 2012 (the last day of Tyco's fiscal third quarter). This modification was necessary to complete the Separation, as the performance metrics applicable to the PSUs would no longer be meaningful following the Separation. The awards maintained their original vesting schedule. Performance through June 29, 2012 was reviewed and certified by the Committee on August 2, 2012. Refer to page 67 in the Compensation Discussion and Analysis for details on the performance results. For modified PSUs, amounts in column (n) represent the incremental fair value of these modifications calculated in accordance with ASC Topic 718.

(6)
On October 12, 2011 the Committee approved the conversion methodology for all outstanding Tyco equity awards that would apply at the completion of the Separation. The conversion methodology was designed to preserve the intrinsic value of each form of equity award. In general, equity awards were either (i) converted into equity awards solely in respect of the stock of the employee's post-separation employer or (ii) converted into equity awards with respect to each of Tyco, Pentair and ADT. Although these conversions preserved the intrinsic value of each type of award, in some cases they constituted a modification under ASC Topic 718, which requires a comparison of fair values of awards immediately before the Separation and the fair values immediately after the Separation. In certain instances, the fair value of stock options immediately after the Separation was higher. As a result, the modification resulted in incremental compensation costs for these awards, which are reported in column (n).

2013 Proxy Statement            75

        The Company made its annual grant of equity for fiscal 2012 in October 2011. The award for the CEO consisted of stock options and PSUs. Other Named Executive Officers also received a mix of stock options, PSUs and RSUs. When the Company grants stock options, the exercise price equals the fair market value of our common stock on the date of grant. Stock options generally vest in equal installments over a period of four years. Each option holder has 10 years to exercise his or her stock option from the date of grant, unless forfeited earlier. PSUs generally vest at the end of three-year performance cycles, with the number of shares delivered dependent on the achievement of applicable performance criteria. Anywhere between zero and 200% of the target number shares may be delivered based on performance. PSUs generally accrue dividend equivalent units, which are subject to the same performance conditions applicable to the underlying award, but do not carry voting rights. RSUs generally vest in equal installments over four years, accrue dividend equivalents subject to the same vesting restrictions as the underlying award, and do not carry voting rights.

        In general forfeiture provisions for all types of equity awards are as follows:

Event	Vesting	Exercisability of Options
Voluntary termination of employment (other than retirement)	Unvested awards are forfeited as of termination of employment.	Vested options expire on the earlier of (i) original expiration date, or (ii) 90 days after termination of employment.
Involuntary termination of employment not for cause
Unvested awards are forfeited as of termination of employment, except with respect to a change-in-control, divestiture or outsourcing event (in which case pro rata vesting generally applies). Certain executives are entitled to receive an additional year of stock option vesting.
Vested options expire on the earlier of (i) original expiration date, or (ii) 90 days after termination of employment (except with respect to a change-in-control, divestiture or outsourcing event, in which case the 90 days is extended to one to three years).
Termination of employment for cause	Unvested awards are immediately forfeited as of termination of employment.	Vested options are immediately cancelled upon termination of employment.
Retirement (defined as termination of employment for reasons other than cause on or after age 55 if the sum of age and full years of service with the Company is at least 60).
	Unvested awards that have been granted within twelve months are forfeited if retirement occurs less than twelve months after the grant date. On or after the 1st anniversary of the grant date, unvested awards accelerate and vest pro rata based on the number of months completed in the vesting period.	Vested options expire on the earlier of (i) original expiration date, or (ii) three years after termination of employment.
Disability or death	Unvested awards become fully vested as of termination of employment.	Vested awards expire on the earlier of (i) original expiration date, or (ii) three years after termination of employment.

76            2013 Proxy Statement

 Outstanding Equity Awards at Fiscal Year-End Table

        The following table shows, for each of the Named Executive Officers, all equity awards that were outstanding as of September 28, 2012. Dollar amounts are based on the ex-distribution NYSE closing price of $27.43 for the Company's common stock on September 28, 2012.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: (#) Exercisable (b)	Number of Securities Underlying Unexercised Options: (#) Unexercisable(1) (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3) (h)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3) (i)
Fiscal year-end officer
Edward D. Breen	49,739	—	$25.91	3/25/2014
	49,739	—	$28.26	3/25/2014
	49,739	—	$31.40	3/25/2014
	49,739	—	$29.05	3/9/2015
	49,739	—	$32.19	3/9/2015
	49,739	—	$35.33	3/9/2015
	124,349	—	$22.77	11/21/2015
	399,634	—	$23.79	11/20/2016
	291,942	—	$26.37	7/1/2017
	553,990	—	$14.33	10/6/2018
	449,610	—	$16.68	9/30/2019
	471,606	—	$18.43	10/11/2020
	190,143	—	$21.90	10/11/2021
Frank S. Sklarsky	72,485	—	$20.19	9/28/2013
	32,002	—	$21.90	9/28/2013
Naren K. Gursahaney					8,369	$229,562
Laurie A. Siegel	22,382	—	$28.10	3/9/2015
	16,413	—	$22.77	9/28/2015
	53,494	—	$23.79	9/28/2015
	42,991	—	$26.37	9/28/2015
	23,070	—	$14.33	9/28/2015
	34,343	—	$16.68	9/28/2015
	51,589	—	$18.43	9/28/2015
	20,792	—	$21.90	9/28/2015
George R. Oliver	127,371	—	$21.61	7/9/2016	32,364	$887,745	155,543	$4,266,544
	143,666	—	$26.37	7/1/2017
	70,821	—	$21.99	8/17/2018
	196,225	65,409	$14.33	10/6/2018
	96,316	96,317	$16.68	9/30/2019
	40,165	120,498	$18.43	10/11/2020
	—	135,167	$21.90	10/11/2021
Former officer:
Patrick K. Decker	3,481	—	$21.82	11/29/2012
	20,139	—	$28.10	8/31/2013
	11,327	—	$22.77	8/31/2013
	22,026	—	$23.79	8/31/2013
	16,996	—	$26.37	8/31/2013
	34,993	—	$21.99	8/31/2013
	110,778	—	$14.33	8/31/2013
	89,882	—	$16.68	8/31/2013
	75,385	—	$18.43	8/31/2013
	30,610	—	$21.90	8/31/2013

(1)
Vesting information for each outstanding option award for Mr. Oliver is described in the table below. None of the other Named Executive Officers hold unvested stock options of Tyco.

2013 Proxy Statement            77

	George R. Oliver
Vesting Date	Exercise Price	# of Shares Underlying Award
2012
10/1/2012	$16.68	48,158
10/7/2012	$14.33	65,409
10/12/2012	$18.43	40,166
10/12/2012	$21.90	33,791
2013
10/1/2013	$16.68	48,159
10/12/2013	$18.43	40,166
10/12/2013	$21.90	33,792
2014
10/12/2014	$18.43	40,166
10/12/2014	$21.90	33,792
2015
10/12/2015	$21.90	33,792
(2)
The amounts in columns (f) and (g) reflect, for each Named Executive Officer, the number and market value of RSUs which had been granted as of September 28, 2012, but which remained subject to additional vesting requirements (Mr. Oliver's continued employment with Tyco and Mr. Gursahaney's continued employment with ADT). None of the other Named Executive Officers hold unvested RSUs of Tyco. Scheduled vesting of all RSUs, and the number of shares underlying awards, for each of the Named Executive Officer is a follows:

Vesting Date	George R. Oliver	Naren K. Gursahaney
	Number of Shares Underlying Awards
2012
10/12/2012	7,431	2,790
12/8/2012	2,716
2013
10/12/2013	7,430	2,790
12/8/2013	2,716
2014
10/12/2014	7,431	2,789
2015
10/12/2015	4,640
(3)
Amounts in columns (h) and (i) reflect the number and market value, as of September 28, 2012, of unvested PSUs held by Mr. Oliver. None of the other Named Executive Officers hold unvested PSUs of Tyco. As noted under the Grants of Plan Based Awards table, in connection with the Separation, performance results were determined as of June 29, 2012, and the number of shares

78            2013 Proxy Statement

  that will be delivered in accordance with the original vesting schedule has been determined. The table below reflects the number of shares that will be delivered upon vesting:

George R. Oliver
Vesting Date	Number of Shares Underlying Awards
2013
9/27/2013	81,287
2014
9/26/2014	74,256

        As described on page 67, stock options and RSUs held by certain Tyco employees as of September 28, 2012 were adjusted so that immediately after the Separation the employees held stock options and RSUs of each of Tyco, ADT and Pentair. As a result, each of the Named Executive Officers holds stock options and/or RSUs of ADT and Pentair that are not included in the table above. As a result of the Separation:

  •
  Mr. Breen received 1,389,850 options to purchase ADT common stock with exercise prices ranging from $18.57 to $45.79, all of which were vested as of September 28, 2012; and 666,965 options to purchase Pentair common stock with exercise prices ranging from $22.45 to $55.34, all of which were vested as of September 28, 2012.

  •
  Mr. Sklarsky received 52,243 options to purchase ADT common stock with exercise prices ranging from $26.16 to $28.39, all of which were vested as of September 28, 2012; and 25,071 options to purchase Pentair common stock with exercise prices ranging from $31.62 to $34.31, all of which were vested as of September 28, 2012.

  •
  Mr. Gursahaney received 985,033 options to purchase ADT common stock with exercise prices ranging from $18.57 to $36.42, all of which will vest by October 12, 2015 . In addition, Mr. Gursahaney received 142,711 ADT RSUs and 2,007 Pentair RSUs, all of which will vest by October 12, 2015.

  •
  Ms. Siegel received 132,535 options to purchase ADT common stock with exercise prices ranging from $18.57 to $36.42, all of which were vested as of September 28, 2012; and 63,600 options to purchase Pentair common stock with exercise prices ranging from $22.45 to $44.02, all of which were vested as of September 28, 2012.

  •
  Mr. Oliver received 4,184 ADT RSUs and 2,007 Pentair RSUs, all of which will vest by October 12, 2014.

  •
  Mr. Decker received 207,806 options to purchase ADT common stock with exercise prices ranging from $18.57 to $36.42, all of which were vested as of August 31,2012; and 99,722 options to purchase Pentair common stock with exercise prices ranging from $22.45 to $44.02, all of which were vested as of August 31, 2012.

2013 Proxy Statement            79

Option Exercises and Stock Vested Table

        The following table shows, for each of the Named Executive Officers, the amounts realized from options that were exercised and RSUs that vested during fiscal 2012. Amounts presented are shown on a pre-Separation basis.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Fiscal year-end officer
Edward D. Breen(1)	—	$—	783,904	$41,435,712
Frank S. Sklarsky(1)	—	$—	108,493	$5,966,245
Naren K. Gursahaney	37,768	$513,285	120,412	$6,132,225
Laurie A. Siegel(1)	131,446	$2,923,789	118,458	$6,199,778
George R. Oliver	—	$—	120,412	$6,132,225
Former officer:
Patrick K. Decker(1)	—	$—	168,909	$8,965,000

(1)
For awards that vested on September 28, 2012 amounts presented reflect the pre-conversion number and value of Tyco shares (value based on regular-way trading). On September 28, 2012, upon termination of the applicable executive's employment, certain awards vested and are reflected in this table. While the shares vested on September 28, 2012, they were not delivered until the processing of the conversion was completed shortly thereafter. Mr. Decker's termination was on August 31, 2012 and his awards were vested and delivered prior to September 28, 2012.

Pension Benefits Table

        The following table presents, for each Named Executive Officer, the present value of the benefit he or she would receive at retirement under the specified pension plan, based on credited years of service and covered compensation as of September 28, 2012. Mr. Breen was the only Named Executive Officer of the Company with a pension benefit. In connection with Mr. Breen's termination of employment, Mr. Breen became entitled to the accrued amounts reflected below.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)(2)	Payments During Last Fiscal Year ($) (e)
Edward D. Breen	Employment Agreement(1)	10.17	$30,310,000	$—

(1)
The terms of Mr. Breen's employment agreement provide that he is entitled to receive an annual supplemental retirement benefit payable at the later of age 60 and termination of employment. The supplemental benefit is in the form of a joint 50% spousal survivor's annuity equal to 50% of Mr. Breen's final average earnings. This average is calculated as the highest average of the sum of his monthly base salary and actual bonus (the bonus being spread equally over the bonus period for which it is paid) during any consecutive 36 month period within the 60-month period prior to his termination of employment. The 50% of final average earnings is reduced by benefits from any defined benefit pension plans maintained by the Company or its affiliates, by benefits from any other defined benefit pension plans maintained by any previous employers, and by benefits attributable to employer contributions, including matching contributions to any defined contribution plans maintained by the Company or its affiliates. Mr. Breen is vested in the benefit described above. Mr. Breen's benefit is payable as an actuarially equivalent lump sum in March 2016.

80            2013 Proxy Statement

(2)
The amount in column (d) represents the present value of the amount to be paid to Mr. Breen and was calculated as the discounted present value of normal retirement benefits earned as of September 28, 2012, payable as a lump sum at age 60 (without regard to pre-retirement mortality or other decrements). The assumptions used in determining the discounted present value are consistent with those used to calculate the Company's retirement plan liabilities as described in Note 15 to the Company's audited consolidated financial statements for the fiscal year ended September 28, 2012, and include:

•
A discount rate of 3.60%;

•
Payment as a lump sum;

•
A prime rate of 3.25% (used to accumulate the Company's defined contribution match balance).

2013 Proxy Statement            81

Non-Qualified Deferred Compensation Table at Fiscal Year-End 2012

        The following table presents information on the non-qualified deferred compensation accounts of each Named Executive Officer at September 28, 2012.

Name (a)	Plan Type (b)	Executive Contributions in Last Fiscal Year ($)(c)(1)	Registrant Contributions in Last Fiscal Year ($)(d)(1)	Aggregate Earnings in Last Fiscal Year ($)(e)(2)	Aggregate Withdrawals/ Distributions ($)(f)(3)	Aggregate Balance at Last Fiscal Year End ($)(g)
Fiscal year-end officer
Edward D. Breen	Deferred Stock Units(4)	—	—	$16,151,838	—	$55,799,062
	SSRP	—	$223,333	$278,479	—	$1,798,124
	SERP			$140,445		$863,282
Frank S. Sklarsky	SSRP	—	$72,900	$16,524	—	$99,650
Naren K. Gursahaney	SSRP	$460,813	$60,850	$677,888	—	$4,248,842
	SERP			$65		$60,823
Laurie A. Siegel	SSRP	$257,866	$38,533	$1,290	—	$1,264,424
	SERP			$88		$82,821
George R. Oliver	SSRP	—	$66,567	$45,000	—	$416,469
Former officer
Patrick K. Decker	SSRP	$127,371	$37,173	$64,964		$1,189,872
	SERP			$12		$11,370

(1)
Amounts in columns (c) and (d) include employee and Company contributions, respectively, under Tyco's Supplemental Savings and Retirement Plan (the "SSRP"), a non-qualified retirement savings plan. All of the amounts shown in column (d) are included in the Summary Compensation Table under the column heading "All Other Compensation." Under the terms of the SSRP, an eligible executive may choose to defer up to 50% of his or her base salary and up to 100% of his or her performance bonus.

(2)
Amounts in column (e) include earnings or (losses) on the Named Executive Officer's notional account in the SSRP and in Tyco's Supplemental Executive Retirement Plan (the "SERP"). The SERP was frozen with respect to additional contributions on December 31, 2004. Investment options under the SSRP include only funds that are available under Tyco's tax-qualified 401(k) retirement plans. Investment options under the SERP are the same as those available under the SSRP.

(3)
Under both the SSRP and the SERP, participants may elect to receive distributions in a single lump sum payment or in up to 15 annual installments. A participant who is still employed by Tyco may begin receiving distributions under each plan after a minimum of five years have elapsed from the plan year for which contributions have been made. A participant who has left Tyco may begin receiving distributions upon his or her termination of employment or retirement.

(4)
Reflects Deferred Stock Units ("DSUs") originally granted to Mr. Breen in July 2002. Distribution of the DSUs is expected to occur on or about March 28, 2013 as a result of Mr. Breen's termination of employment. Amounts in column (e) also includes the value of, and earnings on, 18,869 fully vested dividend equivalents accrued during fiscal 2012. The value set forth in column (g) is based on Tyco's regular-way closing price on the NYSE of $56.26 on September 28, 2012.

82            2013 Proxy Statement

 Potential Payments Upon Termination and Change in Control

        The following table summarizes the severance benefits that would have been payable to Messrs. Gursahaney and Oliver upon termination of employment or upon the occurrence of a change in control, assuming that the triggering event or events occurred on September 28, 2012. For Messrs. Breen, Sklarsky, Decker and Ms. Siegel, amounts shown reflect payments and benefits to which they actually became entitled upon their termination of employment (August 31, 2012 for Mr. Decker and September 28, 2012 for the others). Equity award amounts are shown on a pre-Separation basis and are based on Tyco's regular-way closing share price of $56.26 on the NYSE on September 28, 2012, except for Mr. Decker, whose amounts reflect Tyco's regular-way closing share price of $56.38 on the NYSE on August 31, 2012.

        For Mr. Breen, actual severance benefits were governed by his employment agreement. Although all amounts reflected in the table have not yet been delivered to Mr. Breen, he effectively became entitled to these amounts on September 28, 2012. For each of the other Named Executive Officers, cash severance benefits and benefit and perquisite continuation were determined in accordance with the Severance Plan. The Committee also approved the accelerated vesting of equity awards for these individuals in a manner consistent with the treatment for all other employees that were terminated as a result of the Separation.

        For Messrs. Gursahaney and Oliver, the hypothetical severance benefits shown below under the Change-in-Control columns reflect amounts that would have been payable under the CIC Severance Plan in existence on September 28, 2012. Similarly, amounts shown under the Other Termination columns reflect benefits that would have been payable under the Severance Plan in effect on September 28, 2012. As discussed in the Compensation Discussion and Analysis, these plans have been updated following the Separation.

	Change in Control		Other Termination
Name / Form of Compensation (a)	Without Qualified Termination (b)	With Qualified Termination (c)(2)	With Cause (d)	Without Cause or With Good Reason (e)(1)	Resignation/ Retirement (f)	Death or Disability (g)
Fiscal year-end officer
Edward D. Breen
Severance	N/A	N/A	N/A	$7,312,500	N/A	N/A
Benefit & Perquisite Continuation(3)	N/A	N/A	N/A	$195,241	N/A	N/A
Vesting of Equity Awards(4)	N/A	N/A	N/A	$35,111,979	N/A	N/A
Retirement Plan Distributions(5)	N/A	N/A	N/A	$3,556,000	N/A	N/A
Frank S. Sklarsky
Severance	N/A	N/A	N/A	$2,805,385	N/A	N/A
Benefit & Perquisite Continuation(3)	N/A	N/A	N/A	$29,685	N/A	N/A
Vesting of Equity Awards(4)	N/A	N/A	N/A	$6,462,795	N/A	N/A
Vesting of SSRP Balance(7)	N/A	N/A	N/A	$99,650	N/A	N/A
Naren K. Gursahaney
Severance	$0	$2,440,000	$0	$2,440,000	$0	$0
Benefit & Perquisite Continuation(3)(6)	$0	$29,685	$0	$29,685	$0	$840,000
Vesting of Equity Awards(4)	$0	$9,342,701	$0	$1,992,870	$0	$8,589,323
Laurie A. Siegel
Severance	N/A	N/A	N/A	$1,704,962	N/A	N/A
Benefit & Perquisite Continuation(3)	N/A	N/A	N/A	$29,630	N/A	N/A
Vesting of Equity Awards(4)	N/A	N/A	N/A	$4,687,577	N/A	N/A
George R. Oliver
Severance	$0	$2,440,000	$0	$2,440,000	$0	$0
Benefit & Perquisite Continuation(3)(6)	$0	$24,301	$0	$24,301	$0	$1,150,000
Vesting of Equity Awards(4)	$0	$9,342,701	$0	$1,992,870	$0	$8,589,323
Former officer
Patrick K. Decker
Severance	N/A	N/A	N/A	$2,000,000	N/A	N/A
Benefit & Perquisite Continuation(3)	N/A	N/A	N/A	$20,996	N/A	N/A
Vesting of Equity Awards(4)	N/A	N/A	N/A	$9,372,438	N/A	N/A

(1)
As a result of Mr. Breen's resignation in connection with the Separation, he received severance benefits consistent with a "Good Reason" termination, as defined in his employment agreement, except that Mr. Breen waived the acceleration of a portion of his fiscal 2012 annual equity grant.

2013 Proxy Statement            83

(2)
Under the CIC Severance Plan in effect on September 28, 2012, Messrs. Gursahaney and Oliver would have been entitled to a severance payment of two times base salary and two times target bonus, subject to possible reduction if the excise tax under Section 4999 would apply. Under the Severance Plan in existence on September 28, 2012, Messrs. Gursahaney and Oliver would have been entitled to salary continuation and bonus payments for the 24 months following termination of employment. In addition to the amounts included in this table, Messrs. Gursahaney and Oliver would have been entitled to the annual performance bonus for the year in which employment was terminated. The bonus payments are included in the Summary Compensation table under the column heading "Non-Equity Incentive Compensation," and are discussed above under the heading "Elements of Compensation—Annual Incentive Compensation."

(3)
Mr. Breen's employment agreement provides for continued participation in health and welfare plans over the same time period for which severance is payable, subject to an 18-month limit on medical benefits. If continued participation is not practicable, and/or if Mr. Breen's severance period is greater than 18 months, an equivalent cash payment is made, with a tax gross-up on such amounts. For each of the other Named Executive Officers, medical and dental benefits are provided under the CIC Severance Plan or the Severance Plan, which both provided for 12 months of continuing coverage, and if the executive's severance period is greater than 12 months, the executive would be entitled to a cash payment equal to the projected value of the employer portion of premiums during the severance period in excess of 12 months. Not included is the value of the executive disability insurance program that provides salary continuation of an additional $25,000 ($75,000 for Mr. Breen) above the $15,000 monthly benefit provided by our broad based disability plan.

(4)
Amounts represent the intrinsic value of unvested Tyco equity awards and stock options that would have vested upon a triggering event for Messrs. Gursahaney and Oliver, and that did vest for the remaining Named Executive Officers. Amounts in respect of PSUs reflect the number of shares based on actual performance results through June 29, 2012. For Mr. Breen, the amount in column (e) includes a tax gross-up payment to the State of New York of $28,935. Mr. Breen agreed to waive the New York State tax gross-up payments for compensation that is awarded to him after January 1, 2009.

(5)
Amount in column (e) represents the additional amount (incremental to the amount disclosed in the Pension Benefits Table) that is due to Mr. Breen as a result of his "Good Reason" resignation. Under Mr. Breen's employment agreement, the amount due to Mr. Breen as a result of a Good Reason resignation under the Supplemental Executive Retirement Plan is not subject to a reduction of 0.25% for each month or partial month the termination date is prior to age 60 (which would have applied under other circumstances).

(6)
Amounts in column (g) represent the Company-provided supplemental life insurance benefit for Messrs. Gursahaney and Oliver that would have been delivered upon the death of the executive.

(7)
Amount represents the unvested portion of Mr. Sklarsky's SSRP account balance that vested upon completion of the Separation.

84            2013 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Tyco's officers and Directors and persons who beneficially own more than 10% of Tyco's common shares to file reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish Tyco with copies of all Section 16(a) forms they file. As a matter of practice, Tyco's administrative staff assists Tyco's officers and Directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Except for the two items noted below, and based on Tyco's review of the copies of such forms it has received, as well as information provided and representations made by the reporting persons, Tyco believes that all of its officers, Directors and beneficial owners of more than 10% of its common shares complied with Section 16(a) during Tyco's fiscal year ended September 28, 2012. The exceptions are (i) due to administrative oversight, a grant of RSUs to Ms. Reinsdorf on May 3, 2012 was reported late on May 8, 2012 and (ii) dividend equivalents units were inadvertently omitted from Form 4s filed on August 21, 2012 for Messrs. Gursahaney and Oliver that reported the vesting of the underlying RSUs. The omission was due to the vesting of such dividend equivalent units between the record and payable dates for the dividend and later Form 4s were filed on September 10, 2012.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board is composed of three Directors, each of whom the Board has determined meets the independence and experience requirements of the NYSE and the SEC. The Audit Committee operates under a charter approved by the Board, which is posted on our website. As more fully described in its charter, the Audit Committee oversees Tyco's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Management assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Tyco's independent auditors are responsible for performing an audit in accordance with auditing standards generally accepted in the United States to obtain reasonable assurance that Tyco's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine.

        In this context, the Audit Committee has reviewed the U.S. GAAP consolidated financial statements and Swiss statutory financial statements for the fiscal year ended September 28, 2012, and has met and held discussions with management, the internal auditors and the independent auditors concerning these financial statements, as well as the report of management and the report of the independent registered public accounting firm regarding the Company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that Tyco's U.S. GAAP consolidated financial statements were prepared in accordance with U.S. GAAP and the Swiss statutory financial statements comply with Swiss law and Tyco's Articles of Association. In addition, the Committee has discussed with the independent auditors the auditors' independence from Tyco and its management as required under Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard AU Section 380 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence. The Audit Committee has also received an unqualified opinion from Deloitte AG that the Swiss statutory financial statements for the period ended September 28, 2012 comply with Swiss law

2013 Proxy Statement            85

and the Company's Articles of Association. Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include Tyco's audited consolidated financial statements in Tyco's Annual Report on Form 10-K for the fiscal year ended September 28, 2012 filed with the Securities and Exchange Commission and that such report, together with the audited statutory financial statements of Tyco International Ltd. be included in Tyco's annual report to shareholders for the fiscal year ended September 28, 2012.

Submitted by the Audit Committee,

Brendan R. O'Neill, Chair
Michael E. Daniels
Frank M. Drendel

86            2013 Proxy Statement

OTHER MATTERS

Costs of Solicitation

        The cost of solicitation of proxies will be paid by Tyco. Tyco has engaged MacKenzie Partners, Inc. as the proxy solicitor for the Annual General Meeting for a fee of $9,500. In addition to the use of the mails, certain Directors, officers or employees of Tyco may solicit proxies by telephone or personal contact. Upon request, Tyco will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of Tyco are located at Freier Platz 10, 8200 Schaffhausen, Switzerland. The telephone number there is +41 52 633 02 44.

Shareholder Proposals for the 2014 Annual General Meeting

        In accordance with the rules established by the SEC, as well as under the provisions of Tyco's Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") intended for inclusion in the Proxy Statement for next year's annual general meeting of shareholders must be received by Tyco no later than September 24, 2013. Such proposals should be sent to Tyco's Secretary at our registered address, Freier Platz 10, 8200 Schaffhausen, Switzerland. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association, and must be a proper subject for shareholder action under Swiss law.

        A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Swiss law and other legal requirements, without seeking to have the proposal included in Tyco's proxy statement pursuant to Rule 14a-8 under the Exchange Act. Rule 14a-4 of the Exchange Act governs the use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed as an agenda item in the proxy statement. With respect to the 2014 Annual General Meeting of Stockholders, if Tyco is not provided notice of a stockholder proposal prior to December 8, 2013, Tyco management will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

        New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented.

United States Securities and Exchange Commission Reports

        Copies of our Annual Report on Form 10-K for the fiscal year ended September 28, 2012, as filed with the SEC (without exhibits), are available to shareholders free of charge on our website at www.tyco.com or by writing to Attn: Tyco Shareholder Services, Tyco International Ltd, Freier Platz 10, CH-8200 Schaffhausen, Switzerland.

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ANNEX A

NON-GAAP MEASURES

        Organic revenue, free cash flow (outflow) (FCF), and operating income are before special items are non-GAAP measures and should not be considered replacements for GAAP results. Organic revenue is a useful measure used to measure the underlying results and trends in the business. The difference between reported net revenue (the most comparable GAAP measure) and organic revenue (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures, and other changes that do not reflect the underlying results and trends (for example, revenue reclassifications). For compensation purposes, additional adjustments may be made as deemed appropriate by the Compensation Committee. Organic revenue and the rate of organic growth or decline as presented herein may not be comparable to similarly titled measures reported by other companies. Organic revenue is a useful measure of the company's performance because it excludes items that: i) are not completely under management's control, such as the impact of foreign currency exchange; or ii) do not reflect the underlying results of the company's businesses, such as acquisitions and divestitures. It may be used as a component of the company's compensation programs. The limitation of this measure is that it excludes items that have an impact on the company's revenue. This limitation is best addressed by using organic revenue in combination with the GAAP numbers.

        FCF is a useful measure of the company's cash which is free from any significant existing obligation. The difference between Cash Flows from Operating Activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash flows that the company believes are useful to identify. FCF permits management and investors to gain insight into the number that management employs to measure cash that is free from certain any significant existing obligation. The difference reflects the impact from:

  •
  net capital expenditures,

  •
  dealer generated accounts and bulk account purchases,

  •
  cash paid for purchase accounting and holdback liabilities, and

  •
  voluntary pension contributions.

        Capital expenditures and dealer generated and bulk account purchases are subtracted because they represent long-term commitments. Cash paid for purchase accounting and holdback liabilities is subtracted because these cash outflows are not available for general corporate uses. Voluntary pension contributions are added back because this activity is driven by economic financing decisions rather than operating activity. For compensation purposes, additional adjustments may be made as deemed appropriate by the Compensation Committee.

        The limitation associated with using FCF is that it adjusts for cash items that are ultimately within management's and the Board of Directors' discretion to direct and therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow numbers. FCF as presented herein may not be comparable to similarly titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures.

        The company has presented its operating income before special items. Special items include charges and gains related to divestitures, acquisitions, restructurings, impairments, legacy legal and tax charges and other income or charges that may mask the underlying operating results and/or business trends of the company or business segment, as applicable. The company utilizes these measures to assess overall operating performance and segment level core operating performance, as well as to provide insight to management in evaluating overall and segment operating plan execution and

2012 Proxy Statement            A-1

underlying market conditions. This measure is useful for investors because it permits more meaningful comparisons of the company's underlying operating results and business trends between periods. The difference between operating income before special items and operating income (the most comparable GAAP measures) consists of the impact of the special items noted above. For compensation purposes, additional adjustments may be made as deemed appropriate by the Compensation Committee. The limitation of this measure is that it excludes the impact (which may be material) of items that increase or decrease the company's reported operating income. This limitation is best addressed by using the non-GAAP measure in combination with the most comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease on reported results.

A-2            2012 Proxy Statement

Annex A

Tyco International Ltd.

For the Year Ended September 28, 2012

(in millions)

(Unaudited)

	Segments*
	Commercial Fire and Security	ADT North American Residential	Flow Control	Segment Revenue	Corporate And Other	Total Revenue
Revenue (GAAP)	$10,402	$3,227	$3,920	$17,549	—	$17,549

Foreign currency impact	(32)	(4)	(10)	(46)		(46)
China revenue adjustment FY2008-FY2011				—	(133)	(133)
Impact of sanctioned country restrictions			32	32		32
Other Committee approved adjustments	2	30	2	34		34

Revenue Excluding Foreign Currency and Including Committee Approved Adjustment	$10,372	$3,253	$3,944	$17,569	$(133)	$17,436

	Segments*
	Commercial Fire and Security	ADT North American Residential	Flow Control	Segment Operating Income	Corporate And Other	Total Operating Income
Operating Income (GAAP)	$1,196	$766	$423	$2,385	$(746)	$1,639

Restructuring, net	66	4	22	92	13	105
Restructuring charges in cost of sales and SG&A			3	3		3
Separation costs included in SG&A	3	8	8	19	1	20
(Gains) / losses on divestitures, net	7		5	12	7	19
Acquisition / integration costs	8	14	1	23		23
Asset impairment charges	25		1	26		26
Change in valuation methodology for asbestos				—	116	116
Legacy legal items	29			29	17	46
Former management ERISA reversal				—	(50)	(50)
Separation costs	4	7	5	16	307	323

Operating Income Before Special Items	$1,338	$799	$468	$2,605	$(335)	$2,270

Committee Approved Adjustments:
China operating income adjustment FY2008-FY2011				—	(32)	(32)
Impact of sanctioned country restrictions			23	23		23
Other Committee approved adjustments	24	(5)	12	31	(1)	30

Operating Income Before Special Items and Including Committee Approved Adjustments	$1,362	$794	$503	$2,659	$(368)	$2,291

*
Segments presented are on a pre-separation basis. Upon completion of the separation, the Company realigned the operating and management structure of the businesses.

2013 Proxy Statement            A-3

Annex A

Earnings Per Share Summary

(Unaudited)

	Year to Date	Year to Date
	Sept. 30, 2011	June 29, 2012
Diluted EPS from Continuing Operations Attributable to Tyco Shareholders (GAAP)	$3.27	$1.96

Restructuring, net	0.13	0.08
Acquisition / integration costs	0.06	0.03
(Gains) / losses on divestitures, net	(0.34)	0.03
Note receivable write-off	0.01	—
Asset impairment charges	—	0.03
Separation costs	0.05	0.32
Separation costs included in SG&A	—	0.01
Separation costs included in interest expense	—	0.01
Former management ERISA reversal	—	(0.07)
Legacy legal items	0.04	0.08
Change in valuation methodology for asbestos	—	0.15
Tax items	0.02	0.08

Total Before Special Items	$3.24	$2.71	$5.95	Total Cumulative EPS

A-4            2013 Proxy Statement

Annex A

Tyco International Ltd.

For the Year Ended September 28, 2012

(in millions)

(Unaudited)

Net cash provided by operating activities	$2,586
Sale of accounts receivable	1
Capital expenditures, net (including proceeds from stand alone assets held for sale)	(949)
Acquisition of dealer generated customer accounts and bulk account purchases	(676)
Purchase accounting and holdback liabilities	(2)

Free Cash Flow	$960

Restructuring cash payments	104
Cash paid on acquisition/integration costs	3
Cash paid on legacy matters	19
Separation cash spend	207

Adjusted Free Cash Flow	$1,293

Committee Approved Adjustments:
Additional purchase of dealer generated customer accounts and bulk account purchases	63
Impact of sanctioned country restrictions	32
Other Committee approved adjustments	69

Adjusted Free Cash Flow Including Committee Approved Adjustments	$1,457

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The signature on this Proxy Card should correspond exactly with the shareholder's name as printed above. In the case of joint tenancies, co-executors, or co-trustees, each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. TYCO INTERNATIONAL LTD. FREIER PLATZ 10 CH-8200 SCHAFFHAUSEN, SWITZERLAND M51230-P32334-Z59345 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. TYCO INTERNATIONAL LTD. Withhold All For All For All Except The Board of Directors recommends that you vote FOR the following: 3. Election of Directors Nominees: 01) Edward D. Breen 02) Michael E. Daniels 03) Frank M. Drendel 04) Brian Duperreault 05) Rajiv L. Gupta 06) John A. Krol 07) George Oliver 08) Brendan R. O'Neill 09) Sandra S. Wijnberg 10) R. David Yost The Board of Directors recommends you vote FOR the following proposals: Abstain Against For 1. To approve the annual report, the parent company financial statements of Tyco International Ltd and the consolidated financial statements for the fiscal year ended September 28, 2012; For Abstain Against 5. To approve the following: 5.a the allocation of fiscal year 2012 results; 2. To discharge the Board of Directors from liability for the financial year ended September 28, 2012; 5.b the payment of an ordinary cash dividend in an amount of up to $0.64 per share out of Tyco's capital contribution reserve in its statutory accounts; 4. To elect auditors as follows: 6. To cast a non-binding advisory vote to approve executive compensation; 4.a to elect Deloitte AG (Zürich) as statutory auditors until the next annual general meeting; 7. To amend our articles of association in order to renew the authorized share capital available for new issuance; 4.b to ratify appointment of Deloitte & Touche LLP as independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 27, 2013; 8. To approve a reduction in the registered share capital. 4.c to elect PricewaterhouseCoopers AG (Zürich) as special auditors until the next annual general meeting; Yes No The signatory will attend the Annual General Meeting on March 6, 2013 personally For address changes and/or comments, please check this box and write them on the back where indicated. The signatory appoints the independent representative, Dr. Harald Maag, as proxy

ADMISSION TICKET 2013 Annual General Meeting of Shareholders of Tyco International Ltd. March 6, 2013 3:00 PM, Central European Time Park Hyatt Zurich Beethoven-Strasse 21 8002 Zürich, Switzerland Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. FOLD AND DETACH HERE M51231-P32334-Z59345 TYCO INTERNATIONAL LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Tyco International Ltd., Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or, if granting a proxy to the independent representative Dr. Harald Maag, Attorney-at-Law, Bahnhofstrasse 70, P.O. Box 1130, CH 8021, Zürich Proxy Card for use at the 2013 Annual General Meeting or any adjournment or postponement thereof (the "Meeting") of Shareholders of Tyco International Ltd., a company organized under the laws of Switzerland ("Tyco"), to be held on March 6, 2013 at 3:00 PM., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Unless the signatory has appointed Dr. Harald Maag (the Independent Representative) by checking the appropriate box on the reverse side of this card, the signatory, revoking any proxy heretofore given in connection with the Annual General Meeting described below, appoints George Oliver and Arun Nayar, or either of them, as proxy, with full powers of substitution, to represent the signatory at the Annual General Meeting and to vote all shares the signatory is entitled to vote at such Annual General Meeting on all matters properly presented at the meeting; or INDICATE ON THE REVERSE SIDE OF THIS PROXY CARD WHETHER: The signatory, revoking any proxy heretofore given in connection with the Annual General Meeting described below, appoints the independent representative, Dr. Harald Maag (the Independent Representative), with full powers of substitution, to represent the signatory at the Annual General Meeting and to vote all shares the signatory is entitled to vote at such Annual General Meeting on all matters properly presented at the meeting; or The signatory will attend the Annual General Meeting personally. Please indicate on the reverse of this card how the common shares represented by this proxy are to be voted. If this card is returned duly signed but without any indication as to how the common shares are to be voted in respect of any of the proposals described on the reverse, the shareholder will be deemed to have directed the proxy to vote FOR the election of all nominees to the Board of Directors and FOR proposals number 1 through 8 as described below. PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE 1. To approve the annual report 2. To discharge the Board of Directors from liability for the financial year ended September 28, 2012 3. To elect the Board of Directors 4. To elect auditors 5. To approve the allocation of fiscal year 2012 results, and the payment of an ordinary cash dividend 6. To consider a non-binding advisory vote to approve executive compensation 7. To amend our articles of association in order to renew the authorized share capital available for new issuance 8. To approve a reduction in the registered share capital. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (Continued and to be marked, dated and signed, on the other side)